As filed with the Securities and Exchange Commission on February 25, 2005

                                                                      File Nos.
                                                                      333-13601
                                                                      811-07851

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.
                                -----

   Post-Effective Amendment No.   14                           (X)
                                ------

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  16                                           (X)
                 -----

                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                           --------------

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 2005 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule
    485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.







MAY 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B, C & R

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES


























[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]


CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE
INVESTING
[End callout]


Goal and Strategies                       [#]

Main Risks                                [#]

Information about the Underlying
 Franklin Templeton Funds                 [#]

Performance                               [#]

Fees and Expenses                         [#]

Management                                [#]

Distributions and Taxes                   [#]

Financial Highlights                      [#]



YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES,
ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                    [#]

Buying Shares                             [#]

Investor Services                         [#]

Selling Shares                            [#]

Exchanging Shares                         [#]

Account Policies                          [#]

Questions                                 [#]


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
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Back Cover

THE FUNDS

GOAL AND STRATEGIES

Each Fund's investment goal is the highest level of long-term total return that is consistent with an acceptable level of risk. The following compares the Funds' levels of risk and return relative to one another.

CONSERVATIVE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This Fund may be most appropriate for investors with a shorter investment horizon.

MODERATE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This Fund may be most appropriate for investors with an intermediate investment horizon.

GROWTH TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This Fund may be most appropriate for investors with a longer investment horizon.

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The Funds' assets are allocated among the broad asset classes of equity, fixed-income and short-term investments through distinctly-weighted combinations of Franklin Templeton mutual funds.
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MAIN INVESTMENT STRATEGIES

The manager allocates each Fund's assets among the broad asset classes of equity, fixed-income and short-term (money market) investments by investing in a distinctly-weighted combination of Franklin Templeton mutual funds (underlying funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

Following is a general guide the manager uses in allocating each of the Fund's assets among the broad asset classes. These percentages may be changed from time to time by the Funds' manager without the approval of shareholders.

                                  SHORT-TERM    EQUITY  FIXED-INCOME
                                  INVESTMENTS   FUNDS       FUNDS
----------------------------------------------------------------------
Conservative Target Fund              20%        40%         40%
Moderate Target Fund                  10%        55%         35%
Growth Target Fund                     5%        80%         15%

When selecting equity funds, the manager considers the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the manager's primary focus is on obtaining a maximum amount of current income.

In evaluating the risk level of the underlying funds, the manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The manager attempts to invest the assets of each Fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each Fund's risk/return level. No more than 25% of each Fund's assets may be invested in any one underlying fund, except that each of the Funds may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

MAIN RISKS

ASSET ALLOCATION

A Fund's ability to achieve its investment goal depends upon the manager's skill in determining the Fund's asset allocation mix and selecting underlying funds. There is the possibility that the manager's evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve high long-term total return in view of actual market trends.

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The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying fund owns and the markets in which they trade), the value of your investment will go up and down. This means you could lose money over short or even extended periods. [End callout]

EQUITY FUNDS

If a Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

FIXED-INCOME FUNDS

If a Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

FLOATING RATE INTEREST FUND

If a Fund invests in an underlying floating rate investment fund, its returns will fluctuate with changes in the interest rate of the loans as well as the risk of default on interest and principal payments. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the fund's shares also will decline.

DIVERSIFICATION

Because they may invest in a limited number of mutual funds, each of the Funds is considered a non-diversified fund. The Funds may invest a greater portion of their assets in the securities of one issuer than a diversified fund. The Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of a Fund's shares. The Funds, however, intend to meet certain tax diversification requirements.

More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional Information (SAI). More detailed information about the underlying funds and their associated risks may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.


A description of the Trust's policies and procedures regarding the release of portfolio holdings information is also available in the Trust's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The manager may select additional underlying funds for investment (without the approval of shareholders).

UNDERLYING EQUITY FUNDS

FRANKLIN AGGRESSIVE GROWTH FUND - The fund seeks capital appreciation by investing primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

FRANKLIN FLEX CAP GROWTH FUND - Under normal market conditions, the fund invests primarily in equity securities of companies that the manager believes have the potential for capital appreciation. The fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies.
The fund may invest in initial public offerings of securities and may also invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings. A substantial portion of the Fund's investments may be in smaller and mid-size companies. The Fund may also invest a substantial portion of its assets in equity securities of companies headquartered or conducting a substantial portion of their operations in, or generating a substantial portion of their revenue from business within, the state of California. The fund, from time to time, may have significant positions in particular sectors such as electronic technology, technology services, biotechnology, health care technology and financial services.

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND - The fund seeks long-term capital appreciation by investing primarily in equity securities of companies located throughout the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential. The manager focuses on companies believed to be poised for rapid growth through the development of next generation products, services and technologies. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology), financial services, telecommunications and consumer goods.

FRANKLIN CAPITAL GROWTH FUND - The fund principally seeks capital appreciation; secondarily it seeks to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes are positioned for above-average growth in revenues, earnings or assets and also considers sectors that have growth potential and fast growing, innovative companies within these sectors. The fund, from time to time, may have significant positions in particular sectors such as technology.

FRANKLIN GLOBAL GROWTH FUND - The fund seeks long-term capital appreciation by investing primarily in equity securities of large and mid cap growth companies located and doing business throughout the world. The manager focuses on established companies who are among the global leaders in their industries in terms of products, services and technologies. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology), financial services, telecommunications and consumer goods.

FRANKLIN GOLD AND PRECIOUS METALS FUND - The fund principally seeks capital appreciation; secondarily it seeks to provide current income through dividends or interest received from its investments. The fund invests at least 80% of its net assets in investments of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance companies as well as operating companies with long-, medium-, or short-life mines.

FRANKLIN GROWTH FUND - The fund seeks capital appreciation by investing most of its assets in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors including: historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry.

FRANKLIN NATURAL RESOURCES FUND - The fund seeks to provide high total return by investing at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector. For the fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, aluminum production, forest products, farming products, paper products, chemicals, building materials, energy services and technology, alternative energy sources and environmental services.

FRANKLIN REAL ESTATE SECURITIES FUND - The fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies operating in the real estate industry. For purposes of the fund's investments, companies operating in the real estate industry include: those qualifying under federal tax laws as real estate investment trusts (REITs); and those that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate (such as real estate operating or service companies, homebuilders and developers).

FRANKLIN SMALL CAP GROWTH FUND II - The fund seeks long-term capital growth by investing at least 80% of its net assets in the equity securities of small cap companies. For purposes of the fund's investments, small cap companies are those companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market cap value in the Russell 2000 Growth Index, whichever is greater, at time of purchase. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures.

FRANKLIN SMALL CAP VALUE FUND - The fund seeks long-term total return by investing at least 80% of its net assets in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $2.5 billion at the time of purchase. The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for significant capital appreciation. In choosing investments that are undervalued, the manager focuses on companies that have one or more of the following: low stock price relative to current or historical earnings, book value, cash flow, or sales all relative to the market, industry or a company's earnings growth; suffered recent sharp price declines but in the manager's opinion still have significant growth potential ("fallen angels"); or valuable intangibles not reflected in the stock price ,such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, tax loss carry forwards, or patents and trademarks.

FRANKLIN SMALL-MID CAP GROWTH FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in the equity securities of small cap companies and mid cap companies. For purposes of the fund's investments, mid cap companies are those companies with market capitalizations not exceeding $8.5 billion and small cap companies are those companies with market cap values not exceeding (i) $1.5 billion or (ii) the highest market cap value in the Russell 2000 Growth Index, whichever is greater, at time of purchase. The fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

FRANKLIN TECHNOLOGY FUND - The fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of companies expected to benefit from the development, advancement, and use of technology. These may include, for example, companies in the following areas: semiconductors, semiconductor fabrication equipment and precision instruments, computer software, information technology services, computing hardware, peripherals and electronic components, telecommunications, healthcare technology and biotechnology, aerospace and defense technologies, and media and information services.

FRANKLIN UTILITIES FUND - The fund seeks capital appreciation and current income by investing at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The manager expects that more than 50% of the fund's assets will be invested in electric utilities securities.

MUTUAL DISCOVERY FUND - The fund seeks capital appreciation by investing mainly in equity securities and debt securities convertible or expected to be convertible into equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund primarily invests in undervalued stocks, restructuring companies and distressed companies. The fund may invest significantly (up to 100% of its assets) in foreign securities and may invest a significant portion of its assets in small-cap companies.

MUTUAL EUROPEAN FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued stocks, restructuring companies and distressed companies. The fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe.

MUTUAL FINANCIAL SERVICES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund primarily invests in undervalued stocks, restructuring companies and distressed companies. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.

MUTUAL SHARES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests mainly in equity securities and debt securities convertible or expected to be convertible into equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued stocks, restructuring companies and distressed companies. The fund may invest a substantial portion (up to 35%) of its assets in foreign securities and also may invest a significant portion of its assets in small-cap companies.

TEMPLETON CHINA WORLD FUND - The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of "China companies." For purposes of the fund's investments, China companies are those:

o that are organized under the laws of, or with a principal office in, the People's Republic of China (China), Hong Kong or Taiwan; or
o  for which the principal trading market is in China, Hong Kong or Taiwan;
   or
o that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China.

TEMPLETON DEVELOPING MARKETS TRUST - The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of developing market countries. For purposes of the fund's investments, developing market countries include: those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. For purposes of the fund's investments, developing market companies are those: whose principal securities trading markets are in developing market countries; that derive a significant share of their total revenue from either goods or services produced or sales made in developing market countries; that have a significant portion of their assets in developing market countries; that are linked to currencies of developing or emerging market countries; or that are organized under the laws of, or with principal offices in, developing market countries.

TEMPLETON FOREIGN FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in foreign securities, including in emerging markets. For purposes of the fund's investments, foreign securities means those securities issued by companies: whose principal securities trading markets are outside the U.S.; that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; that have a significant portion of their assets outside the U.S.; that are linked to non-U.S. dollar currencies; or that are organized under the laws of, or with principal offices in, another country.

TEMPLETON FOREIGN SMALLER COMPANIES FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. The fund considers smaller companies to be generally those with market capitalizations of $2 billion or less at the time of purchase.

TEMPLETON GLOBAL LONG-SHORT FUND - The fund's investment goal is long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market. Under normal market conditions, the fund will have both long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. - The fund seeks long-term capital growth by investing at least 65% of its total assets in issuers located in at least three different countries (including the U.S.). Also, the fund invests at least 80% of its net assets in securities of smaller companies. For purposes of this fund's investments, smaller companies generally are those with market capitalizations that would place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (Nasdaq) system. In connection with its strategy of investing in securities of smaller companies, the fund will not buy securities of smaller companies with market capitalizations of more than $2 billion.

TEMPLETON INTERNATIONAL (EX EM) FUND - The fund seeks long-term capital appreciation by investing at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S. The manager will consider for investment companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore. The fund invests at least 65% of its total assets in issuers located in at least three countries.

UNDERLYING FIXED-INCOME FUNDS

FRANKLIN'S AGE HIGH INCOME FUND - The fund principally seeks to earn a high level of current income; its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the fund's principal goal. The fund invests mainly in high yield, lower rated debt securities. Companies that issue high yield debt securities often are: not as strong financially as those issuing securities with higher credit ratings; more likely to encounter financial difficulties; and vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. Investment grade debt securities are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Services (Moody's). The fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds."

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND - The fund seeks to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital. The fund invests at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The fund invests primarily in mortgage securities but the fund also invests in direct obligations of the U.S. government, such as Treasury bonds, bills and notes. The fund generally maintains the average dollar-weighted maturity of its portfolio in a range of two to five years.

FRANKLIN STRATEGIC INCOME FUND - The fund principally seeks to earn a high level of current income; secondarily it seeks capital appreciation over the long term. The fund invests at least 65% of its assets in U.S. and foreign debt securities. The fund shifts its investments among the following general asset classes: high yield and investment grade corporate bonds and preferred stock; developed country (non-U.S.) government and agency bonds; emerging market government and agency bonds; U.S. government and agency bonds; mortgage securities and other asset-backed securities; convertible securities, including bonds and preferred stocks. The fund, from time to time, may have significant positions in particular sectors such as telecommunications.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO - The fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market. The fund invests at least 80% of its net assets in mortgage securities. Most of the mortgage securities in which the fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund focuses on mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans, issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. These securities may be fixed-rated or adjustable-rate mortgage securities (ARMS).

FRANKLIN TEMPLETON HARD CURRENCY FUND - The fund seeks to protect against depreciation of the U.S. dollar relative to other currencies by investing at least 80% of its net assets in investments denominated in hard currencies. Hard currencies are typically currencies of economically and politically stable industrialized nations. The fund tries to expose 100% of its net assets to foreign currencies, but may do so by investing significantly in a combination of U.S. dollar denominated securities and forward currency contracts. The fund invests primarily in high-quality, short-term money market instruments and forward currency contracts. In making investments in foreign hard currencies and in instruments denominated in foreign hard currencies, the fund focuses on countries and markets that historically have experienced low inflation rates and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

FRANKLIN TOTAL RETURN FUND - The fund principally seeks to provide a high current income, consistent with the preservation of capital; secondarily it seeks capital appreciation over the long term. The fund invests at least 85% of its assets in investment grade debt securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. The fund focuses on government and corporate debt securities and mortgage and asset-backed securities. The fund may invest up to 15% of its total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P(R) or Moody's, which may include defaulted securities.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND - The fund seeks income by investing at least 80% of its net assets in U.S. government securities. The fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes). The fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes.

TEMPLETON GLOBAL BOND FUND - The fund seeks current income with capital appreciation and growth of income by investing at least 80% of the its net assets in "bonds." For purposes of the fund's investments, "bonds" include debt securities of any maturity, such as bonds, notes and debentures. In addition, at least 65% of the Fund's total assets will be invested in issuers located in at least three countries (including the U.S.). The fund may invest in bonds issued by companies, governments and government agencies located anywhere in the world. Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as S&P(R) or Moody's or, if unrated, determined by the Fund's manager to be comparable. The fund may invest up to 25% of its total assets in bonds that are rated below investment grade.

UNDERLYING FLOATING RATE INTEREST FUND

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The fund principally seeks to earn a high level of current income; secondarily it seeks preservation of capital. The fund invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

RISKS OF INVESTING IN THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following sections describe some of the risks associated with certain of the underlying Franklin Templeton funds.

GROWTH STYLE INVESTING

Certain underlying funds may use a growth style investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

AGGRESSIVE GROWTH STYLE INVESTING

When a manager uses an aggressive growth strategy in choosing an underlying fund's investments, an investment in that fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks.

VALUE STYLE INVESTING

Certain underlying funds may use a value style of investing. A value manager may focus on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. A value manager may also invest in turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur. Cyclical stocks in which a manager may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Investing in securities of small companies may involve greater risk than investing in large company securities.


FIXED-INCOME SECURITIES

INTEREST RATE. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME. Since an underlying fund can only distribute what it earns, its distributions to shareholders may decline when interest rates fall.

CREDIT. There is the possibility that an issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact an underlying fund's performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and an underlying fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the underlying fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The underlying fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the underlying fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the underlying fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

FOREIGN SECURITIES

A number of the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in an underlying fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the underlying fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the underlying fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CONCENTRATION

If an underlying fund has a policy to concentrate (invests 25% or more of its assets) in a particular industry or sector or geographic region, its performance is more dependent on the industry or sector or region's performance and, therefore, it will be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified across industries, sectors or geographic regions.

DIVERSIFICATION

Some of the underlying funds are classified as non-diversified funds (that means they may invest a greater portion of their assets in the securities of one issuer than a diversified fund could), and as such they may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the underlying fund's shares.

TECHNOLOGY COMPANIES

Certain funds focus on technology industries and carry much greater risks of adverse developments among such industries than funds that invest in a wider variety of industries. Prices often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies.
Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

INITIAL PUBLIC OFFERINGS

Certain underlying funds may invest in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the underlying funds, or only in very limited quantities. Thus, when a fund's size is smaller, any gains from IPOs will have an exaggerated impact of the fund's performance than when the fund is larger. There can be no assurance that the underlying funds will have favorable IPO investment opportunities.

DERIVATIVE SECURITIES

To the extent an underlying fund participates in the following derivative transactions: option transactions, foreign currency exchange transactions, futures contracts, swap agreements and collateralized mortgage obligations, its investment may involve a small investment relative to the amount of risk assumed. Derivative securities involve cost and may be volatile. To the extent the underlying fund enters into these transactions, their success will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

FINANCIAL SERVICES COMPANIES

A certain underlying fund may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. As a result, general market and economic conditions as well as other risks specific to the financial services industry may impact the underlying fund's investments and its performance. For example, changes in interest rates and the existence of extensive government regulation can have a negative effect on the profitability of financial services companies. In addition, the financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred, companies continue to consolidate, new products and structures develop and its regulatory framework changes. These changes are likely to have a significant impact on companies in the financial services industry and the underlying fund's investments in such companies, but it is not possible to predict whether the effect will be beneficial or adverse.

GEOGRAPHIC CONCENTRATION

A certain underlying fund may have significant investments in China companies. There is a high correlation among the Chinese, Hong Kong and Taiwanese markets. Accordingly, because a fund invests a significant amount of its assets in these markets, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the fund is not invested, may adversely affect security values in other countries in the region and thus the fund's holdings.

SHORT SALES

A certain underlying fund pursues a strategy of holding both long and short positions. Despite the intent to reduce risk by having both long and short positions, it is possible that the underlying fund's long positions will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the fund will have to cover its short sale at an unfavorable price. If that happens, the fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Due to local restrictions, the fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. These restrictions will limit the fund's ability to fully implement a short selling strategy that could otherwise help the fund to pursue its investment goal.

FLOATING RATE INTEREST SECURITIES

NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS. A certain underlying fund may have significant investments in floating rate investments. The underlying fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. Lower-quality loans and debt securities (those of less than investment-grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of a fund's shares also will decline.

The senior secured corporate loans and corporate debt securities in which an underlying fund invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them.

A significant portion of the underlying fund's floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

IMPAIRMENT OF COLLATERAL

The terms of the senior secured corporate loans and corporate debt securities in which a certain underlying fund typically invests require that collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security. However, the value of the collateral may decline after the underlying fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

In the event that a borrower defaults, the fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the fund might not receive payments to which it is entitled.

ILLIQUIDITY OF FUND INVESTMENTS

Some of the corporate loans and corporate debt securities in which an underlying fund may invest will be considered to be illiquid. The fund may invest no more than 15% of its total assets in illiquid securities.

In addition, a majority of a certain underlying fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets.

INTEREST RATE CHANGES

Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

PREPAYMENTS

Most floating rate loans and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

LEVERAGE AND BORROWINGS

Subject to certain limits, a certain underlying fund is authorized to borrow money and has arranged a credit facility with a bank, which permits it to borrow money to handle unusually high requests to redeem shares of the fund. The fund will only borrow money under this facility for temporary, extraordinary or emergency purposes. Interest payments and fees paid by the fund on any borrowings will reduce the amount of income it has available to pay as dividends to the fund's shareholders.

HIGHLY LEVERAGED TRANSACTIONS

A significant portion of a certain underlying fund's assets will be invested in corporate loans and corporate debt securities issued as part of capital restructurings. This means that a borrower has undertaken the obligations in order to finance the growth of the borrower's business through product development or marketing, or to finance changes in the way the borrower utilizes its assets and invested or borrowed financial resources. The fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the fund's manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involved a greater risk of default by the borrower.

FOREIGN EXPOSURE

A certain underlying fund may invest in corporate loans and corporate debt securities which are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments involve additional risks that can increase the potential for losses in the fund. These include country risks (due to general securities market movements in any country where the fund has investments); company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants).

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).


PERFORMANCE


This bar chart and table show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar chart shows changes in each Fund's returns from year to year over the past eight calendar years. The table shows how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

CONSERVATIVE TARGET FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


11.55%  2.98%  20.28%  3.05%   -0.92%  -3.79%   17.35%  7.98%
97      98     99      00      01      02       03      04
                          YEAR


Best Quarter:                             Q4 '99     16.31%
Worst Quarter:                            Q3 '01     -7.04%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class A/2
Return Before Taxes                        1.75%    3.24%     6.22%
Return After Taxes on Distributions        1.21%    1.87%     4.69%
Return After Taxes on Distributions
  and Sale of Fund Shares                  1.20%    1.91%     4.40%
S&P 500(R) Index/3                        10.87%   -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%    7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%    8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%   -0.80%     5.21%
U.S. Treasury Bills/8                      1.14%    2.90%     3.75%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (12/01/03)
-----------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class B/2                           3.26%    4.69%
S&P 500(R) Index/3                        10.87%   15.31%
Lehman Brothers Aggregate Index/4,5        4.34%    4.97%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%    4.81%
MSCI EAFE (Net Dividends)/7               20.70%   27.52%
U.S Treasury Bills/8                       1.14%    1.12%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
---------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class C/2                           6.20%     3.70%    6.18%
S&P 500(R) Index/3                        10.87%    -2.30%    7.98%
Lehman Brothers Aggregate Index/4,5        4.34%     7.71%    6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%     8.00%    7.08%
MSCI EAFE (Net Dividends)/7               20.70%    -0.80%    5.21%
U.S Treasury Bills/8                       1.14%     2.90%    3.75%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class R/2,9                         6.74%    4.22%     6.74%
S&P 500(R) Index/3                        10.87%   -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%    7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%    8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%   -0.80%     5.21%
U.S Treasury Bills/8                       1.14%    2.90%     3.75%


1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The Lehman Brothers Aggregate Index is replacing the Lehman Brothers U.S. Government/Credit Index as one of the Fund's indices. The manager believes the composition of the Lehman Brothers Aggregate Index better reflects the Fund's holdings. The Lehman Brothers U.S. Government/Credit Index may be excluded from this comparison in the future.
5. Source: Standard & Poor's Micropal. The Lehman Brothers Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. One cannot invest directly in and index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government/Credit Index is an unmanaged index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
7. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
8. Source: Standard & Poor's Micropal. The Payden & Rygel United States 90 day Treasury Bill is an unmanaged total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
9. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


MODERATE TARGET FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


14.28%  0.15%   27.25%  -1.09%   -4.18%    -7.53%   22.38%   9.64%
97      98      99      00       01        02       03       04
                           YEAR


Best Quarter:                             Q4 '99     22.08%
Worst Quarter:                            Q3 '01    -10.61%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class A/2
Return Before Taxes                        3.31%   2.07%     6.17%
Return After Taxes on Distributions        2.89%   1.09%     4.74%
Return After Taxes on Distributions
 and Sale of Fund Shares                   2.23%   1.16%     4.42%
S&P 500(R) Index/3                        10.87%  -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%   7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%   8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%  -0.80%     5.21%
U.S. Treasury Bills/8                      1.14%   2.90%     3.75%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (12/01/03)
-----------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class B/2                           4.92%   6.43%
S&P 500(R) Index/3                        10.87%  15.31%
Lehman Brothers Aggregate Index/4,5        4.34%   4.97%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%   4.81%
MSCI EAFE (Net Dividends)/7               20.70%  27.52%
U.S Treasury Bills/8                       1.14%   1.12%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class C/2                           7.73%    2.51%     6.06%
S&P 500(R) Index/3                        10.87%   -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%    7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%    8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%   -0.80%     5.21%
U.S. Treasury Bills/8                      1.14%    2.90%     3.75%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class R/2,7                         8.30%    3.03%     6.67%
S&P 500(R) Index/3                        10.87%   -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%    7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%    8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%   -0.80%     5.21%
U.S Treasury Bills/8                       1.14%    2.90%     3.75%


1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The Lehman Brothers Aggregate Index is replacing the Lehman Brothers U.S. Government/Credit Index as one of the Fund's indices. The manager believes the composition of the Lehman Brothers Aggregate Index better reflects the Fund's holdings. The Lehman Brothers U.S. Government/Credit Index may be excluded from this comparison in the future.
5. Source: Standard & Poor's Micropal. The Lehman Brothers Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. One cannot invest directly in and index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government/Credit Index is an unmanaged index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
7. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
8. Source: Standard & Poor's Micropal. The Payden & Rygel United States 90 day Treasury Bill is an unmanaged total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
9. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.



GROWTH TARGET FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


13.05%  -0.11%  41.17%  -5.13%   -11.33%   -14.65%   30.11%    11.28%
97      98      99      00       01        02        03        04
                           YEAR


Best Quarter:                             Q4 '99     31.29%
Worst Quarter:                            Q3 '01    -16.51%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class A/2
Return Before Taxes                        4.86%    -0.40%     5.73%
Return After Taxes on Distributions        4.76%    -0.97%     4.74%
Return After Taxes on Distributions
  and Sale of Fund Shares                  3.29%    -0.67%     4.37%
S&P 500(R) Index/3                        10.87%    -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%     7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%     8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%    -0.80%     5.21%
U.S. Treasury Bills/8                      1.14%     2.90%     3.75%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (12/01/03)
-----------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class B/2                                6.45%     7.72%
S&P 500(R) Index/3                        10.87%    15.31%
Lehman Brothers Aggregate Index/4,5        4.34%     4.97%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%     4.81%
MSCI EAFE (Net Dividends)/7               20.70%    27.52%
U.S Treasury Bills/8                       1.14%     1.12%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class C/2                                9.46%     0.03%     5.75%
S&P 500(R) Index/3                        10.87%    -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%     7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%     8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%    -0.80%     5.21%
U.S. Treasury Bills/8                      1.14%     2.90%     3.75%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS  (12/31/96)
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class R/2, 7                            10.05%     0.54%     6.25%
S&P 500(R) Index/3                        10.87%    -2.30%     7.98%
Lehman Brothers Aggregate Index/4,5        4.34%     7.71%     6.96%
Lehman Brothers U.S. Government/Credit
Index/6                                    4.19%     8.00%     7.08%
MSCI EAFE (Net Dividends)/7               20.70%    -0.80%     5.21%
U.S Treasury Bills/8                       1.14%     2.90%     3.75%


1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The Lehman Brothers Aggregate Index is replacing the Lehman Brothers U.S. Government/Credit Index as one of the Fund's indices. The manager believes the composition of the Lehman Brothers Aggregate Index better reflects the Fund's holdings. The Lehman Brothers U.S. Government/Credit Index may be excluded from this comparison in the future.
5. Source: Standard & Poor's Micropal. The Lehman Brothers Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must be publicly issued, fixed rate and have at least par amount outstanding. They must also be dollar denominated and nonconvertible. One cannot invest directly in and index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government/Credit Index is an unmanaged index includes U.S. Treasury or Agency issued securities and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
7. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
8. Source: Standard & Poor's Micropal. The Payden & Rygel United States 90 day Treasury Bill is an unmanaged total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
9. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Because each Fund pursues its goal by investing in other mutual funds, rather than directly in individual securities, you will bear your proportionate share of a Fund's operating expenses, and also, indirectly, the operating expenses of the underlying funds in which it invests. All of these fees are described below.


SHAREHOLDER FEES                 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                 CLASS A  CLASS B   CLASS C  CLASS R
------------------------------------------------------------------------
Maximum sales charge (load) as
a percentage of offering price   5.75%/1   4.00%     1.00%    1.00%
  Load imposed on purchases      5.75%/1   N/A       None     None
  Maximum deferred sales charge
  (load)                         None/2    4.00%/3   1.00%    1.00%
  Redemption fee on shares sold
  within 7 calendar days
  following their purchase date/4
                                 2.00%     2.00%     2.00%    2.00%

Please see "Choosing a Share Class" on page # for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/7

                          CONSERVATIVE   MODERATE      GROWTH
                          TARGET FUND  TARGET FUND  TARGET FUND
----------------------------------------------------------------
CLASS A
Asset allocation fees/5         0.25%       0.25%       0.25%
Distribution and service
(12b-1) fees                    0.25%       0.25%       0.25%
Other expenses(including
administration fees)            0.37%       0.34%       0.36%
                          --------------------------------------
Total annual Fund
operating expenses              0.87%         0.84%       0.86%
                          --------------------------------------
Asset allocation fee
reduction/5                    -0.05%        -0.03%      -0.01%
                          --------------------------------------
Total annual Fund               0.82%         0.81%       0.85%
operating expenses after
reduction
                          --------------------------------------
Estimated Indirect
Expenses of Underlying
Funds/6                         0.71%         0.78%       0.84%
                          --------------------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES/5,6          1.53%         1.59%       1.69%
                          ======================================

CLASS B
Asset allocation fees/5         0.25%         0.25%       0.25%
Distribution and service
(12b-1) fees                    1.00%         1.00%       1.00%
Other expenses(including
administration fees)            0.37%         0.34%       0.36%
Total annual Fund
operating expenses              1.62%         1.59%       1.61%
                          --------------------------------------
Asset allocation fee
reduction/5                    -0.05%        -0.03%      -0.01%
                          --------------------------------------
Total annual Fund               1.57%         1.56%       1.60%
operating expenses after
reduction
                          --------------------------------------
Estimated Indirect
Expenses of Underlying
Funds/6                         0.71%         0.78%       0.84%
                          --------------------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES/5            2.28%         2.34%        2.44
                          ======================================

CLASS C
Asset allocation fees/5         0.25%         0.25%       0.25%
Distribution and service
(12b-1) fees                    1.00%         1.00%       1.00%
Other expenses(including
administration fees)            0.37%         0.34%       0.36%
Total annual Fund
operating expenses              1.62%         1.59%       1.61%
                          --------------------------------------
Asset allocation
reduction/5                    -0.05%        -0.03%      -0.01%
                          --------------------------------------
Total annual Fund               1.57%         1.56%       1.60%
operating expenses after
reduction
                          --------------------------------------
Estimated Indirect
Expenses of Underlying
Funds/6                         0.71%         0.78%       0.84%
                          --------------------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES/5            2.28%         2.34%       2.44%
                          ======================================

CLASS R
Asset allocation fees/5         0.25%         0.25%       0.25%
Distribution and service
(12b-1) fees                    0.50%         0.50%       0.50%
Other expenses
(including
administration fees)            0.37%         0.34%       0.36%
Total annual Fund
operating expenses              1.12%         1.09%       1.11%
                          --------------------------------------
Asset allocation fee
reduction/5                    -0.05%        -0.03%      -0.01%
                          --------------------------------------
Total annual Fund               1.07%         1.06%       1.10%
operating expenses after
reduction
                          --------------------------------------
Estimated Indirect
Expenses of Underlying
Funds/6                         0.71%         0.78%       0.84%
                          --------------------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES/5,6           1.78%         1.84%       1.94%
                          ======================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page #) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
6. Beginning December 1, 2004, the Funds may invest in two new underlying funds, Franklin Flex Cap Growth Fund and Templeton Global Long-Short Fund. Because of these new investment options and the Funds' flexible allocation strategy, these expenses are likely to change.
7. The fiscal year end of the Fund changed from July 31, 2004 to December 31, 2004.


EXAMPLE

This example, which includes the indirect expenses of the underlying funds, can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   Each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              CONSERVATIVE    MODERATE      GROWTH
                              TARGET FUND    TARGET FUND  TARGET FUND
---------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A
 1 Year/1                             $722        $727        $737
 3 Years                            $1,031      $1,048      $1,077
 5 Years                            $1,361      $1,391      $1,440
10 Years                            $2,294      $2,356      $2,458

CLASS B
 1 Year                               $331        $637        $347
 3 Years                              $712        $730        $761
 5 Years                            $1,220      $1,250      $1,301
10 Years                            $2,427/2    $2,489/2    $2,591/2

CLASS C
 1 Year                               $331        $337        $347
 3 Years                              $712        $730        $761
 5 Years                            $1,220      $1,250      $1,301
10 Years                            $2,615      $2,676      $2,776

CLASS R
 1 Year                               $281        $287        $297
 3 Years                              $560        $579        $609
 5 Years                              $964        $995      $1,047
10 Years                            $2,095      $2,159      $2,264

If you do not sell your
shares:
CLASS B
 1 Year                               $231        $237        $247
 3 Years                              $712        $730        $761
 5 Years                            $1,220      $1,250      $1,301
10 Years                            $2,427/2    $2,489/2    $2,591/2

CLASS C
 1 Year                               $231        $237        $247
 3 Years                              $712        $730        $761
 5 Years                            $1,220      $1,250      $1,301
10 Years                            $2,615      $2,676      $2,776

CLASS R
 1 Year                               $181        $187        $197
 3 Years                              $560        $579        $609
 5 Years                              $964        $995      $1,047
10 Years                            $2,095      $2,159      $2,264

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT


Advisers, One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $399 billion in assets.


The portfolio manager responsible for each Fund's management is:

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS

Mr. Coffey has been a manager of each Fund since 2000. He joined Franklin Templeton Investments in 1989.

INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT

Under the investment advisory and asset allocation agreement, the manager provides general advisory services. Such services include monitoring the underlying Franklin Templeton funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each Fund by the manager. The manager also provides asset allocation advice and administrative services to each Fund under the investment advisory and asset allocation agreement. While the manager provides general investment advisory and administrative services to each Fund without charge, it provides asset allocation services to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month.


ASSET ALLOCATION FEES. For the fiscal year ended December 31, 2004, asset allocation fees, before any reductions, were 0.25% of the average daily net assets of each Fund. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from each Fund's investment in a Franklin Templeton money fund, the Conservative Target Fund, the Moderate Target Fund and the Growth Target Fund paid asset allocation fees totaling 0.20%, 0.22% and 0.24%, respectively, to the manager for its services. This reduction is required by the Funds' Board of Trustees and an exemptive order by the Securities and Exchange Commission.


Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the fund's net assets) are set forth below:


UNDERLYING                                                 ANNUAL
FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Capital Growth      Franklin Advisers, Inc.       0.625%/1
                             (Advisers)
Franklin Growth              Franklin Advisory Services,   0.625%/2
                             LLC
                             (Advisory Services)
Franklin Utilities           Advisers                      0.625%/2
Franklin Small-Mid Cap       Advisers                      0.625%/3
Growth
Franklin Small Cap Growth II Advisers                      0.550%/10
Franklin Technology          Advisers                      0.550%/10
Franklin Small Cap Value     Advisory Services             0.750%/4
Franklin Real Estate         Advisers                      0.625%/3
Securities
Mutual Shares                Franklin Mutual Advisers, LLC 0.60%/15
                             (Franklin Mutual)
Mutual Discovery             Franklin Mutual               0.80%/16
Mutual European              Franklin Mutual               0.80%/17
Mutual Financial Services    Franklin Mutual               0.80%/17
Franklin Aggressive Growth   Advisers                      0.50%/5
Franklin Total Return Fund   Advisers                      0.425%/6
Franklin Short-Intermediate  Advisers                      0.625%/1
U.S. Government Securities
Franklin U.S. Government     Advisers                      0.625%/2
Securities
Franklin's AGE High Income   Advisers                      0.625%/1
Franklin Flex Cap Growth     Advisers                      0.625%/3
Fund
Franklin Global Growth       Advisers; Fiduciary           0.80%/11,**
                             International, Inc.
                             (sub-advisor)
Franklin Global Aggressive   Advisers; Fiduciary           0.80%/11,**
Growth                       International, Inc.
                             (sub-advisor)
Franklin Strategic Mortgage  Advisers                      0.40%/12
Portfolio
Templeton Foreign            Templeton Global Advisors     0.75%/7
                             Limited (TGAL)
Templeton China World        Templeton Asset Management    1.25%/18
                             Ltd.-
                             Hong Kong Branch
Templeton Developing         Templeton Asset Management    1.25%
Markets                      Ltd.-
                             Hong Kong Branch
Templeton Global Long-Short  Templeton Global Advisors      -/14
Fund                         Limited (TGAL)
Templeton Global Smaller     Templeton Investment          0.75%/***19
Companies                    Counsel, LLC (TICL);
                             Franklin Templeton
                             Investments (Asia) Limited
                             (Investments Asia)
                             (sub-advisor)
Templeton Foreign Smaller    Advisers; TICL                1.00%/8,*,***
Companies                    (sub-advisor); Investments
                             Asia (sub-advisor)
Templeton International (Ex  TGAL                          0.75%/
EM)
Franklin Templeton Hard      Advisers                      0.65%/
Currency
Templeton Global Bond        TICL                          0.50%/9
Franklin Gold and Precious   Advisers                      0.625%/1
Metals
Franklin Natural Resources   Advisers                      0.625%/3
Franklin Strategic Income    Advisers                      0.625%/1
Franklin Floating Rate       Advisers                      0.45%/13
Daily Access


1. 0.625% annual rate, calculated monthly based on the month end net assets of the fund up to $100 million, reduced to 0.50% of such net assets in excess of $100 million up to $250 million, and further reduced to 0.45% of such net assets in excess of $250 million.
2. 0.625% annual rate, calculated monthly based on the month end net assets of the fund up to $100 million, reduced to 0.50% of such net assets in excess of $100 million up to $250 million, and further reduced to 0.45% of such net assets in excess of $250 million up to $10 billion, further reduced to 0.44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to 0.42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to 0.40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to 0.38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to 0.36% in excess of $20 billion.
3. 0.625% of the average daily net assets of the fund up to $100 million, 0.50% of the average daily net assets of the fund over $100 million up to $250 million, 0.45% of the average daily net assets of the fund over $250 million up to $10 billion, 0.44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, 0.42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and 0.40% of the average daily net assets of the fund over $15 billion.
4. 0.75% of average daily net assets up to $500 million, 0.625% of average daily net assets over $500 million up to $1 billion, and 0.50% of average daily net assets over $1 billion.
5. 0.50% of the value of net assets over $500 million up to and including
   $1 billion; 0.35% of the value of net assets over $1 billion up to and including $1.5 billion; 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion; 0.24% of the value of net assets over $16.5 billion up to and including $19 billion; 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and 0.22% of the value of net assets in excess of $21.5 billion.
6. 0.425% of the value of its average daily net assets up to and including $500 million; 0.325% of the value of its average daily net assets over $500 million up to and including $1 billion; and 0.280% of the value of its average daily net assets over $1 billion up to and including $1.5 billion; 0.235% of the value of its average daily net assets over $1.5 billion up to and including $6.5 billion; 0.215% of the value of its average daily net assets over $6.5 billion up to and including $11.5 billion; 0.200% of the value of its average daily net assets over $11.5 billion up to and including $16.5 billion; 0.190% of the value of its average daily net assets over $16.5 billion up to and including $19 billion; 0.180% of the value of its average daily net assets over $19 billion up to and including $21.5 billion; and 0.170% of the value of its average daily net assets over $21.5 billion.

7. 0.63% up to and including $1 billion; 0.615% over $1 billion, up to an including $5 billion; 0.60% over $5 billion, up to and including $10 billion; 0.58 over $10 billion, up to and including $15 billion; 0.56% over $15 billion, up to and including $20 billion; and 0.54% over $20 billion.


8. 1% of daily net assets up to $100 million, 0.90% of daily net assets over $100 million up to $250 million, 0.80% of daily net assets over $250 million up to $500 million, and 0.75% of daily net assets over $500 million.

9. 0.50% of the value of average daily nets assets up to and including $200 million; 0.45% of the value of average daily net assets over $200 million and not over $1.3 billion; and 0.40% of the value of average daily net assets in excess of $1.3 billion.

10.0.550% of the value of net assets up to and including $500 million;
   0.450% of the value of net assets over $500 million up to and including $1 billion; 0.400% of the value of net assets over $1 billion up to and including $1.5 billion; 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion; 0.290% of the value of net assets over $16.5 billion up to and including $19 billion; 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and 0.270% of the value of net assets in excess of $21.5 billion.
11.0.80% of the value of net assets up to and including $500 million; 0.70%
   of the value of net assets over $500 million up to and including $1 billion; 0.65% of the value of net assets over $1 billion up to and including $1.5 billion; 0.60% of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.575% of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.555% of the value of net assets over $11.5 billion up to and including $16.5 billion; 0.54% of the value of net assets over $16.5 billion up to and including $19 billion; 0.53% of the value of net assets over $19 billion up to and including $21.5 billion; and 0.52% of the value of net assets in excess of $21.5 billion.
12.0.40% of the value of net assets up to and including $250 million; 0.38% of the value of net assets over $250 million and up to and including to $500 million; and 0.36% of the value of net assets in excess of $500 million.
13.0.450% of the value of net assets up to and including $500 million;
   0.350% of the value of net assets over $500 million up to and including $1 billion; 0.300% of the value of net assets over $1 billion up to and including $1.5 billion; 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.225% of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.200% of the value of net assets over $11.5 billion up to and including $16.5 billion; 0.190% of the value of net assets over $16.5 billion up to and including $19 billion; 0.180% of the value of net assets over $19 billion up to and including $21.5 billion; and 0.170% of the value of net assets in excess of $21.5 billion.
14.The fee is comprised of two components. The first component is an annual base fee equal to 1.50% of the Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to its benchmark, the Morgan Stanley Capital International World Index (MSCI World Index). The performance adjustment is equal to a monthly upward adjustment of 0.20% for each percentage point by which the Fund's investment performance exceeds the MSCI World Index's investment record over the past 12 months by at least 2.00% and a monthly downward adjustment of 0.20% for each percentage point by which the MSCI World Index's investment record exceeds the Fund's investment performance over the past 12 months by at least 2.00%. The maximum performance adjustment upward or downward is 1.00%. Depending on the performance of the Fund, during any fiscal year, Advisers may receive as much as 2.50% or as little as 0.50% in management fees.
15.0.60 of the value of net assets up to and including $5 billion; 0.57 of the value of net assets over $5 billion up to and including $10 billion;
   0.55 of the value of net assets over $10 billion up to and including $15 billion; 0.53 of the value of net assets over $15 billion up to and including $20 billion; 0.51 of the value of net assets over $20 billion.
16.0.80 of the value of net assets up to and including $4 billion; 0.77 of the value of net assets over $4 billion up to and including $7 billion;
   0.75 of the value of net assets over $7 billion up to and including $10 billion; 0.73 of the value of net assets over $10 billion.
17.17. 0.80 of the value of net assets up to and including $1 billion; 0.77 of the value of net assets over $1 billion up to and including $2 billion;
   0.75 of the value of net assets over $2 billion up to and including $5 billion; 0.73 of the value of net assets over $5 billion.

18.1.25%, up to and including $1 billion; 1.20% over $1 billion, up to and including $5 billion; 1.15% over $5 billion, up to and including $10 billion; 1.10% over $10 billion, up to and including $15 billion; 1.05% over $15 billion, up to and including $20 billion; and 1.00% over $20 billion.
19.0.75%, up to and including $1 billion; 0.73% over $1 billion, up to and including $5 billion; 0.71% over $5 billion, up to an including $10 billion; 0.69% over $10 billion, up to and including $15 billion; 0.67% over $15 billion, up to and including $20 billion; and 0.65% over $20 billion.


*TICL is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the underlying Franklin Templeton fund to Advisers. As to Foreign Smaller Companies, TICL receives from Advisers a fee equal to an annual rate of the value of each fund's average daily net assets as follows: 0.50% of such assets up to $100 million; 0.40% of such assets over $100 million up through $250 million; 0.30% of such assets over $250 million up through $500 million; and 0.25% of such assets over $500 million.

** Fiduciary International is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the underlying Franklin Templeton funds to Advisers. As to Global Aggressive Growth Fund, Fiduciary International receives from Advisers a fee equal to an annual rate of: 0.60% of the value of net assets up to and including $100 million; 0.50% of the value of net assets over $100 million up to and including $250 million; 0.45% of the value of net assets over $250 million up to and including $500 million; 0.40% of the value of net asset over $500 million. As to Global Growth Fund, Fiduciary International receives from Advisers a fee equal to an annual rate of: 0.55% of the value of net assets up to and including $100 million; 0.50% of the value of net assets over $100 million up to and including $250 million; 0.45% of the value of net assets over $250 million up to and including $500 million; and 0.40% of the value of net assets over $500 million.

*** Investments Asia is entitled to receive from TICL and Advisers a sub-advisory fee; the sub-advisory fees payable by TICL and Advisers has no effect on the fees payable by the underlying Franklin Templeton funds to TICL or Advisers. As to Global Smaller Companies, Investments Asia receives from TICL a fee equal to 0.25% of the investment advisory fee paid to TICL by the fund. As to Foreign Smaller Companies, Investments Asia receives from TICL a fee equal to an annual rate of the value of the fund's average daily net assets as follows: 0.1667% of such assets up to and including $100 million; 0.1333% of such assets over $100 million up to and including $250 million; 0.10% of such assets over $250 million up to and including $500 million; and 0.0833% of such assets over $500 million.


On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES
THE FOLLOWING RULES APPLY TO THE UNDERLYING FUNDS, AND BY EXTENSION TO THE CONSERVATIVE TARGET, MODERATE TARGET AND GROWTH TARGET FUNDS AND THEIR SHAREHOLDERS.

DISTRIBUTIONS. Each Fund intends to pay an income dividend at least quarterly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on September 20th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on September 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to a Fund by an underlying fund, and, in turn, by a Fund to you, may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments by an underlying fund in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by an underlying fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if a Fund owns shares in the underlying fund, and you, in turn, own your shares in the Fund for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Each Fund's distributions to you of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains to you are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid to you by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (the 2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will not be subject to a U.S. withholding tax. These exemptions from withholding are effective for the Fund's distributions of income earned in its fiscal year beginning August 1, 2005 and ending in its fiscal year ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on DISTRIBUTIONS AND TAXES in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. When you sell your shares in The Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.
FINANCIAL HIGHLIGHTS


This table presents each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

CONSERVATIVE TARGET FUND
CLASS A                PERIOD ENDED DECEMBER 31           YEAR ENDED MAY 31,
----------------------------------------------------------------------------
                             2004/3   2004    2003    2002    2001    2000
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.66   10.91   10.23   11.30   12.13   10.73
of year
                            ------------------------------------------------
 Net investment income/1,2      .12     .23     .23     .31     .54     .58
 Net realized and               .84     .74     .69    (.95)   (.47)   1.41
 unrealized
 gains (losses)
                            ------------------------------------------------
Total from investment           .96     .97     .92    (.64)    .07    1.99
operations
                            ------------------------------------------------
 Distributions from net        (.14)   (.22)   (.24)   (.34)   (.56)   (.53)
 investment income
 Distributions from net        -       -       -       (.09)   (.34)   (.06)
 realized gains
                            ------------------------------------------------

Total distributions            (.14)   (.22)   (.24)   (.43)   (.90)   (.59)
                            ------------------------------------------------
Redemption fees                  -/4      -/4    -       -       -       -
                            ------------------------------------------------
Net asset value, end of       12.48   11.66   10.91   10.23   11.30   12.13
year
                            ================================================
Total return (%)/5             8.30    8.89    8.99   (5.74)    .58   18.77

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  139,153 117,013  64,409  35,991  26,523  18,050
x 1,000)
Ratios to average net
assets: (%)
 Expenses/6                     .82/8   .85     .91     .96     .92     .99
 Expenses excluding waiver
and                             .82/8   .85     .91     .96     .92     .98
 payments by affiliate/6
 Net investment income/2       2.40/8  2.00    2.21    2.86    4.61    4.95
Portfolio turnover rate (%)    2.63    3.71   18.03    5.75   44.98  103.79

CLASS
B
---------------------------------------------------------
                              PERIOD ENDED    PERIOD ENDED
                               DECEMBER 31,    JULY 31,
                                2004/3         2004/7
---------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of period               11.63       11.67
                            ------------------------
  Net investment income/1,2         .09         .07
  Net realized and
  unrealized gains                  .84         .04

                            ------------------------
Total from investment               .93         .11
operations
                            ------------------------
  Distributions
  from net investment             (.10)       (.15)
  income
                            ------------------------
Redemption fees                    -/4          -/4
                            ------------------------
Net asset value, end of           12.46       11.63
period
                            ========================
Total return (%)/5                 8.02         .98

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
($ x 1,000)                       5,223        3,567
Ratios to average net
assets: (%)
  Expenses/6                       1.57/8       1.60/8
  Net investment income/2          1.65/8       1.25/8
Portfolio turnover rate (%)        2.63         3.71

CONSERVATIVE
TARGET FUND
CLASS C             PERIOD ENDED DECEMBER 31,     YEAR ENDED JULY 31,
----------------------------------------------------------------------------
                                  2004/3   2004   2003   2002    2001   2000
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      11.53  10.80  10.14  11.20   12.03  10.65
year
                                 -------------------------------------------
 Net investment income/1,2           .08    .14    .15    .23     .44    .50
 Net realized and unrealized         .84    .73    .67   (.94)   (.46)  1.39
 gains (losses)
                                 -------------------------------------------
Total from investment operations     .92    .87    .82   (.71)   (.02)  1.89
                                 -------------------------------------------
 Distributions from net             (.09)  (.14)  (.16)  (.26)   (.47)  (.45)
 investment income
 Distributions from net             -      -      -      (.09)   (.34)  (.06)
 realized gains
                                 -------------------------------------------

Total distributions                 (.09)  (.14)  (.16)  (.35)   (.81)  (.51)
                                 -------------------------------------------
Redemption fees                      -/4     -/4    -      -       -      -
                                 -------------------------------------------
Net asset value, end of year       12.36  11.53  10.80  10.14   11.20  12.03
                                 ===========================================
Total return (%/5                   8.03   8.04   8.20  (6.48)   (.16) 17.88

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      59,803 52,881 32,344 22,436  17,340 12,548
1,000)
Ratios to average net assets:
(%)
 Expenses/6                         1.57/8 1.60   1.66   1.70    1.67   1.72
 Expenses excluding waiver and
 payments by affiliate/6            1.57/8 1.60   1.66   1.70    1.67   1.71
 Net investment income/2            1.65/8 1.25   1.46   2.15    3.83   4.24
Portfolio turnover rate (%)         2.63   3.71  18.03   5.75   44.98 103.79

CONSERVATIVE TARGET FUND
CLASS R                PERIOD ENDED DECEMBER 31,   YEAR ENDED JULY 31,
---------------------------------------------------------------------
                                      2004/3    2004    2003   2002/9
PER SHARE DATA ($)
Net asset value, beginning of year     11.63   10.89   10.23   10.89
                                     --------------------------------
 Net investment income/1,2               .11     .21     .19     .12
 Net realized and unrealized losses      .85     .72     .69    (.70)
                                     --------------------------------

Total from investment operations         .96     .93     .88    (.58)
                                     --------------------------------
 Distributions from net investment
 income                                 (.13)   (.19)   (.22)   (.08)
                                     --------------------------------
Redemption fees                          -/4      -/4    -       -
                                     --------------------------------
Net asset value, end of year           12.46   11.63   10.89   10.23
                                     ================================
Total return (%)/5                      8.27    8.56    8.79   (5.38)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)   12,199   8,370   5,718     543
Ratios to average net assets: (%)
 Expenses/6                             1.07/8  1.10    1.16    1.21/8
 Net investment income/2                2.15/8  1.75    1.96    1.93/8
Portfolio turnover rate (%)             2.63    3.71   18.03    5.75


MODERATE TARGET
FUND
CLASS A           PERIOD ENDED DECEMBER 31,          YEAR ENDED JULY 31,
----------------------------------------------------------------------------
                                 2004/3   2004   2003   2002    2001   2000
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      11.65  10.64   9.83  11.31   12.83  10.44
year
                                 -------------------------------------------
 Net investment income/1,2           .12    .20    .19    .26     .47    .51
 Net realized and unrealized        1.05   1.00    .81  (1.31)  (1.48)  2.35
 gains (losses)
                                  -------------------------------------------
Total from investment operations    1.17   1.20   1.00  (1.05)  (1.01)  2.86
                                 -------------------------------------------
 Distributions from net             (.13)  (.19)  (.19)  (.29)   (.51)  (.47)
 investment income
 Distributions from net               -      -      -    (.14)    -10     -
 realized gains
                                 -------------------------------------------

Total distributions                 (.13)  (.19)  (.19)  (.43)   (.51)  (.47)
                                 -------------------------------------------
Redemption fees                      -/4     -/4    -      -       -      -
                                 -------------------------------------------
Net asset value, end of year       12.69  11.65  10.64   9.83   11.31  12.83
                                 ===========================================
Total return (%)/5                 10.14  11.18  10.47  (9.69)  (8.05) 27.79

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    281,033 219,273 121,617  85,035 70,810 41,348
1,000)
Ratios to average net assets:
(%)
 Expenses/6                          .81/8   .89    .98    .96     .87    .83
 Net investment income/2            2.32/8  1.75   1.89   2.46    3.95   4.20
Portfolio turnover rate (%)         2.78    4.13  15.90   8.88   46.01  85.78

CLASS B
------------------------------------------------------------
                             PERIOD ENDED    PERIOD ENDED
                             DECEMBER 31,     JULY 31,
                               2004/3          2004/7
------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of period               11.62       11.62
                            ------------------------
  Net investment income/1,2         .09         .05
  Net realized and
  unrealized gains                 1.03         .09
                            ------------------------
Total from investment              1.12         .14
operations
                            ------------------------
  Distributions from net
  investment income                (.08)       (.14)
Total distributions                  -           -
                            ------------------------
Redemption fees                     -/4          -/4
                            ------------------------
Net asset value, end of           12.66       11.62
period
                            ------------------------
Total return (%)/5                 9.77        1.18

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
($ x 1,000)                       8,700       5,417
Ratios to average net
assets: (%)
  Expenses/6                       1.56/8      1.64/8
  Net investment income/2          1.57/8      1.00/8
Portfolio turnover rate (%)        2.78        4.13

MODERATE TARGET
FUND
CLASS C                    PERIOD ENDED DECEMBER 31,    YEAR ENDED JULY 31,
----------------------------------------------------------------------------
                                  2004/3   2004   2003   2002    2001   2000
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      11.47  10.48   9.69  11.16   12.67  10.31
year
                                 -------------------------------------------
 Net investment income/1,2           .08    .12    .11    .19     .39    .41
 Net realized and unrealized        1.03    .98    .80  (1.31)  (1.48)  2.33
 gains (losses)
                                 -------------------------------------------

Total from investment operations    1.11   1.10    .91  (1.12)  (1.09)  2.74
                                 -------------------------------------------
 Distributions from net             (.08)  (.11)  (.12)  (.21)   (.42)  (.38)
 investment income

 Distributions from net               -      -      -   (.14)    -10      -
 realized gains
                                 -------------------------------------------
Total distributions                 (.08)  (.11)  (.12)  (.35)   (.42)  (.38)
                                 -------------------------------------------
Redemption fees                      -/4     -/4    -      -       -      -
                                 -------------------------------------------
Net asset value, end of year       12.50  11.47  10.48   9.69   11.16  12.67
                                 ===========================================
Total return (%)/5                  9.75  10.39   9.50 (10.31)  (8.69) 26.84

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    105,966  90,988  56,341  39,835  41,535 35,506
1,000)
Ratios to average net assets:
(%)
 Expenses/6                         1.56/8 1.64   1.73   1.71    1.62   1.57
 Net investment income/2            1.57/8 1.00   1.14   1.77    3.30   3.40
Portfolio turnover rate (%)         2.78   4.13  15.90   8.88   46.01  85.78

MODERATE TARGET FUND
CLASS R               PERIOD ENDED DECEMBER 31,     YEAR ENDED JULY 31,
---------------------------------------------------------------------
                                      2004/3   2004    2003    2002/9
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year     11.62   10.62    9.82   10.79
                                     --------------------------------
 Net investment income/1,2               .11     .18     .13     .09
 Net realized and unrealized losses     1.04     .98     .85    (.99)
                                     --------------------------------

Total from investment operations        1.15    1.16     .98    (.90)
                                     --------------------------------
 Distributions from net investment      (.11)   (.16)   (.18)   (.07)
 income
                                     --------------------------------
Redemption fees                           -4      -/4    -       -
                                     --------------------------------
Net asset value, end of year           12.66   11.62   10.62    9.82
                                     ================================
Total return (%)/5                      9.92   10.95   10.10   (8.38)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)   25,162  17,161  10,989      94
Ratios to average net assets: (%)
 Expenses/6                             1.06/8  1.14    1.23    1.21/8
 Net investment income/2                2.07/8  1.50    1.64    1.53/8
Portfolio turnover rate (%)             2.78    4.13   15.90    8.88


GROWTH TARGET FUND
CLASS A                   PERIOD ENDED DECEMBER 31      YEAR ENDED JULY 31,
-----------------------------------------------------------------------------
                                      2004/3   2004    2003    2002    2001
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year     11.83   10.46    9.47   11.64   14.50
                                     ----------------------------------------
 Net investment income/1,2               .09     .11     .08     .13     .38
 Net realized and unrealized gains      1.33    1.36    1.01   (2.01)  (2.80)
 (losses)
                                     ----------------------------------------

Total from investment operations        1.42    1.47    1.09   (1.88)  (2.42)
                                     ----------------------------------------
 Distributions from net investment      (.08)   (.10)   (.10)   (.13)   (.44)
 income
 Distributions from net realized           -       -       -   (.16)       -
 gains
                                     ----------------------------------------

Total distributions                     (.08)   (.10)   (.10)   (.29)   (.44)
                                     ----------------------------------------
Redemption fees                         -/4      -/4       -       -       -
                                     ----------------------------------------
Net asset value, end of year           13.17   11.83   10.46    9.47   11.64
                                     ========================================
Total return (%)/5                     12.04   14.04   11.64  (16.44) (16.94)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)  202,560  165,500  99,432  69,663  67,186
Ratios to average net assets: (%)
 Expenses/6                              .85/8    .83     .92     .93     .85
 Expenses excluding waiver and
 payments by affiliate/6                 .85/8    .83     .92     .93     .85
  Net investment income/2               1.72/8    .91     .84    1.20    2.98
Portfolio turnover rate (%)             3.98     3.46   21.87   14.24   59.41

CLASS B

----------------------------------------------------
                             PERIOD       PERIOD
                             ENDED        ENDED
                             DECEMBER 31, JULY 31,
                             2004/3       2004/7
----------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of period               11.75       11.80
                            ------------------------
  Net investment income             .06        (.02)
  (losses)/1,2
  Net realized and
  unrealized gains                 1.32         .09

                            ------------------------
Total from investment              1.38         .07
operations
                            ------------------------
  Distributions
  from net investment             (.04)       (.12)
  income
 Total distributions                -            -
                            ------------------------
Redemption fees                     -/4          -/4
                            ------------------------
Net asset value, end of           13.09       11.75
period
                            ========================
Total return (%)/5                11.76         .56

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
($ x 1,000)                       5,343       3,178
Ratios to average net
assets: (%)
  Expenses/6                       1.60/8      1.58/8
  Net investment income/2           .97/8       .16/8
Portfolio turnover rate (%)        3.98        3.46

GROWTH TARGET FUND
CLASS C                PERIOD ENDING DECEMBER 31,       YEAR ENDED JULY 31,
----------------------------------------------------------------------------
                                 2004/3   2004   2003   2002    2001   2000
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      11.72  10.38   9.40  11.58   14.43  10.92
year
                                 -------------------------------------------
 Net investment income/1,2           .05    .02    .01    .05     .29    .29
 Net realized and unrealized        1.32   1.35   1.00  (1.99)  (2.79)  3.77
 gains (losses)
                                  -------------------------------------------
Total from investment operations    1.37   1.37   1.01  (1.94)  (2.50)  4.06
                                 -------------------------------------------
 Distributions from net             -      (.03)  (.03)  (.08)   (.35)  (.26)
 investment income

 Distributions from net             -      -      -      (.16)   -      (.29)
 realized gains
                                 -------------------------------------------

Total distributions                 -      (.03)  (.03)  (.24)   (.35)  (.55)
                                 -------------------------------------------
Redemption fees                     -/4     -/4    -      -      -      -
                                 -------------------------------------------
Net asset value, end of year       13.09  11.72  10.38   9.40   11.58  14.43
                                 -------------------------------------------
Total return (%)/5                 11.69  13.18  10.74 (17.00) (17.57) 37.64

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    73,816  61,179  40,829  31,255  37,884  38,666
1,000)
Ratios to average net assets:
(%)
 Expenses/6                         1.60/8  1.58   1.67   1.68    1.60   1.60
 Expenses excluding waiver and
 payments by affiliate/6            1.60/8  1.58   1.67   1.68    1.60   1.59
 Net investment income/2             .97/8   .16    .09    .50    2.24   2.16
Portfolio turnover rate (%)         3.98    3.46  21.87  14.24   59.41  73.82

GROWTH TARGET FUND
CLASS R               PERIOD ENDED DECEMBER 31,   YEAR ENDED JULY 31,
---------------------------------------------------------------------
                                      2004/3   2004    2003    2002/9
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year     11.76   10.40    9.46   10.95
                                     --------------------------------
 Net investment income/1,2               .08     .08     .05     .01
 Net realized and unrealized losses     1.33    1.36    1.00   (1.50)
                                     --------------------------------
Total from investment operations        1.41    1.44    1.05   (1.49)
                                     --------------------------------
Total distributions                     (.06)   (.08)   (.11)   -
                                     --------------------------------
Redemption fees                        -/4      -/4      -       -
                                     --------------------------------
Net asset value, end of year           13.11   11.76   10.40    9.46
                                     --------------------------------
Total return (%)/5                     12.00   13.89   11.11  (13.52)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)   15,206  11,714   5,567     141
Ratios to average net assets: (%)
 Expenses/6                             1.10/8  1.08    1.17    1.18/8
 Net investment income/2                1.47/8   .66     .59     .18/8
Portfolio turnover rate (%)             3.98    3.46   21.87   14.24

1.  Based on average daily shares outstanding.
2. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
3.  For the period August 1, 2004 to December 31, 2004.
4.  Amount is less than $.001 per share.
5.  Total return does not include sales charges, and is not annualized.
6. Does not included expenses of the Underlying Funds in which the Conservative Target, Moderate Target and Growth Target Funds invest. For the fiscal year ended July 31, 2004, the annualized weighted average expense ratio of the Underlying Funds was 0.71%, 0.78% and 0.84%, respectively.
7.  For the period December 1, 2003 (effective date) to July 31, 2004.
8.  Annualized.
9.  For the period January 1, 2002 (effective date) to July 31, 2002.
10. Moderate Target Fund made a capital gain distribution of $.003.


YOUR ACCOUNT


The Board of Trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.


CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class B, Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class B, Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

     CLASS A         CLASS C         CLASS R
     --------------------------------------------------
     o  Initial      o  No           o  No initial
        sales           initial         sales charge
        charge of       sales
        5.75% or        charge
        less

     o  Deferred     o  Deferred     o  Except for
        sales           sales           certain
        charge of       charge of       Employer
        1% on           1% on           Sponsored
        purchases       shares you      Retirement
        of $1           sell within     Plans,
        million or      12 months       deferred
        more sold                       sales charge
        within 18                       of 1% on
        months                          shares you
                                        sell within
                                        18 months
                                        (charged at
                                        plan level
                                        based on
                                        initial
                                        investment)

     o  Lower        o  Higher       o  Higher
        annual          annual          annual
        expenses        expenses        expenses than
        than Class      than Class      Class A due
        B, C or R       A due to        to higher
        due to          higher          distribution
        lower           distribution    fees (lower
        distribution    fees. No        than Class B
        fees            conversion      and Class C).
                        to Class A      No conversion
                        shares, so      to Class A
                        annual          shares, so
                        expenses do     annual
                        not             expenses do
                        decrease.       not decrease.



SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This Quantity Discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):


o   You, individually;


o   Your spouse or domestic partner, as recognized by applicable state law;


o   You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;


o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or


o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.


If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.


The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.


If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor);

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan);


o  Shares held in a 529 college savings plan; or


o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.


2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.


To sign up for these programs, complete the appropriate section of your account application.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.


INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page #).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED FROM
BUYING THEM                     YOUR PROCEEDS AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page #). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1.00% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page #).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code


o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.



CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page # for exchange information).

REINSTATEMENT PRIVILEGE


If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (2) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



BUYING SHARES


MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page #). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR       Contact your investment   Contact your investment
INVESTMENT         representative            representative
REPRESENTATIVE
----------------------------------------------------------------------


                   If you have another       Before requesting a
BY PHONE/ONLINE    Franklin Templeton fund   telephone or online
                   account with your bank    purchase into an
(Up to $100,000    account information on    existing account,
per shareholder    file, you may open a new  please make sure we
per day)           account by phone. At      have your bank account
                   this time, a new account  information on file. If
1-800/632-2301     may not be opened online. we do not have this
                                             information, you will
franklintempleton. To make a same day        need to send written
com                investment, your phone    instructions with your
Note: (1) certain  order must be received    bank's name and address
account types are  and accepted by us by     and a voided check or
not available for  1:00 p.m. Pacific time    savings account deposit
online account     or the close of the New   slip. If the bank and
access and (2)     York Stock Exchange,      Fund accounts do not
the amount may be  whichever is earlier.     have at least one
higher for                                   common owner, your
members of the                               written request must be
Valued Investor                              signed by ALL fund AND
Program.  Please                             bank account owners,
see page # for                               and each individual
more information                             must have his or her
regarding                                    signature guaranteed.
eligibility.
                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------


                   Make your check payable   Make your check payable
                   to the Fund.              to the Fund. Include
BY MAIL                                      your account number on
                   Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                   Call to receive a wire    Call to receive a wire
                   control number and wire   control number and wire
                   instructions.             instructions.
BY WIRE
                   Wire the funds and mail   To make a same day wire
1-800/632-2301     your signed application   investment, the wired
(or                to Investor Services.     funds must be received
1-650/312-2000     Please include the wire   and accepted by us by
collect)           control number or your    1:00 p.m. Pacific time
                   new account number on     or the close of the New
                   the application.          York Stock Exchange,
                                             whichever is earlier.
                   To make a same day wire
                   investment, the wired
                   funds must be received
                   and accepted by us by
                   1:00 p.m. Pacific time
                   or the close of the New
                   York Stock Exchange,
                   whichever is earlier.
----------------------------------------------------------------------


                   Call Shareholder          Call Shareholder
                   Services at               Services at
BY EXCHANGE        1-800/632-2301, or send   1-800/632-2301 or send
                   signed written            signed written
                   instructions. You also    instructions. You also
franklintempleton. may place an online       may place an online
com                exchange order. The       exchange order.
                   automated telephone
                   system cannot be used to
                   open a new account.       (Please see page # for
                                             information on
                   (Please see page # for    exchanges.)
                   information on
                   exchanges.)
----------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
                      OR VISIT US ONLINE 24 HOURS A DAY,
                    7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page #) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page # for more information regarding eligibility.



SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise
                      according to your written instructions.
------------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed your
1-800/632-2301        address by phone or online within the last
                      15 days, you can sell your shares by phone
franklintempleton.com or online. The amount may be higher for members of the Valued Investor Program.
                      Please see page # for more information
                      regarding eligibility.

                      A check will be mailed to the name(s) and
                      address on the account. Written
                      instructions, with a signature guarantee,
                      are required to send the check to another
                      address or to make it payable to another
                      person.
------------------------------------------------------------------
                      You can call, write, or visit us online to
                      have redemption proceeds sent to a bank
                      account. See the policies at left for
BY ELECTRONIC FUNDS   selling shares by mail, phone, or online.
TRANSFER (ACH)
                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form
                      by 1:00 p.m. Pacific time, proceeds sent
                      by ACH generally will be available within
                      two to three business days.
------------------------------------------------------------------
                      Obtain a current prospectus for the fund
BY EXCHANGE           you are considering. Prospectuses are
                      available online at franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written instructions.
                      You also may place an exchange order
                      online. See the policies at left for
                      selling shares by mail, phone, or online.

                      If you hold share certificates, you will
                      need to return them to the Fund before
                      your exchange can be processed.
------------------------------------------------------------------

             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-9983
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                      or visit us online 24 hours a day,
                    7 days a week, at franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of each Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the underlying funds' portfolio holdings exposes the underlying funds to "arbitrage market timers," the value of the underlying funds' shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since some of the underlying funds invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the underlying funds' international portfolio securities trade and the time as of which the underlying funds' NAV is calculated. Arbitrage market timers may purchase shares of the underlying funds based on events occurring after foreign market closing prices are established, but before calculation of the underlying funds' NAV. One of the objectives of the underlying Fund's' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation of Foreign Securities - Potential impact of time zones and market holidays").

Since some of the underlying funds may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the underlying funds' net asset value and the latest indications of market values for those securities. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The underlying funds are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the underlying funds' Market Timing Trading Policy;
o   assessing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the underlying funds in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


REDEMPTION FEE


REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.


This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS


Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share
(NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since some of the underlying funds may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which the underlying funds determine their NAV per share.

SECURITY VALUATION - U.S. PASS-THROUGH, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie
Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMO's) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The underlying funds' pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The underlying Funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION - OPTIONS

They portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option an underlying fund holds is its last sale price on the relevant exchange before the underlying fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the underlying fund values the option within the range of the current closing bid and ask prices if the underlying fund believes the valuation fairly reflects the contract's market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as: repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the US dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by an underlying fund. As a result, the underlying fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the underlying fund may seek to take advantage of discrepancies in the value of the underlying fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable the portfolio securities at the time the underlying fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the underlying fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the underlying fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the underlying funds' portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in underlying fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the underlying funds' NAV is not calculated. Thus, the calculation of the underlying funds' NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the underlying funds' fair value procedures established and approved by the board of trustees.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page #).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.


                                CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)                   ---        4.00       1.00/3     1.00/5
Investment under $50,000         5.00       ---        ---        ---
$50,000 but under $100,000       3.75       ---        ---        ---
$100,000 but under $250,000      2.80       ---        ---        ---
$250,000 but under $500,000      2.00       ---        ---        ---
$500,000 but under $1 million    1.60       ---        ---        ---
$1 million or more         up to 1.00/1     ---        ---        ---
12B-1 FEE TO DEALER              0.25/1     0.25/2     1.00/4     0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund(s) and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                  HOURS (PACIFIC TIME,
DEPARTMENT NAME                 TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
---------------------------------------------------------------
Shareholder Services           1-800/632-2301     5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN(R)  5:30 a.m. to 5:00 p.m.
                               (1-800/342-5236)
Retirement Services            1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services               1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)         1-800/851-0637     5:30 a.m. to 5:00 p.m.
Automated Telephone System     1-800/632-2301    (around-the-clock access)
                               1-800/524-4040
                               1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-07851                           FAS P 05/05







MAY 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES



FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND - CLASS A, B, C & R FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND - CLASS A, B, C & R
FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND - CLASS A, C & R



[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS loGO]



Contents

The Funds

[Begin callout]
Information about each Fund you should know before investing
[End callout]

Franklin Templeton Founding Funds
Allocation Fund; Franklin Templeton
Corefolio Allocation Fund                                     [#]


Franklin Templeton Perspectives Allocation Fund               [#]

Information about the Underlying Franklin Templeton Funds     [#]

Administration                                                [#]

Distributions and Taxes                                       [#]

Your Account


[Begin callout]
Information about sales charges, account transactions and services
[End callout]


Choosing a Share Class                                        [#]

Buying Shares                                                 [#]

Investor Services                                             [#]

Selling Shares                                                [#]

Exchanging Shares                                             [#]

Account Policies                                              [#]

Questions                                                     [#]


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

GOALS AND STRATEGIES

GOALS

The Franklin Templeton Founding Funds Allocation Fund's (Founding Funds) principal investment goal is capital appreciation. Its secondary goal is income. The Franklin Templeton Corefolio Allocation Fund's (Corefolio Fund) investment goal is capital appreciation.

[Begin callout]
The Funds' assets are allocated among the broad asset classes of equity, fixed-income and short-term investments through combinations of Franklin Templeton mutual funds on a fixed percentage basis.
[End callout]

MAIN INVESTMENT STRATEGIES

Each Fund's assets are invested in a combination of Franklin Templeton mutual funds (underlying funds) on fixed percentage basis. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

The Founding Funds makes equal allocations of its assets to the following three underlying funds:

o  Franklin Income Fund
o  Mutual Shares Fund
o  Templeton Growth Fund

The Corefolio Fund makes equal allocations of its assets to the following four underlying funds:

o  Franklin Growth Fund
o  Franklin Capital Growth Fund
o  Mutual Shares Fund
o  Templeton Growth Fund

REBALANCING

The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Funds' administrator and a Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the pre-determined fixed allocation percentages.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying funds owns and the markets in which they trade), the value of your investment will go up and down. You could lose money. [End Callout]

EQUITY FUNDS

Because each Fund invests in underlying stock funds, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

GROWTH STYLE INVESTING

Certain underlying funds may use a growth style of investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

VALUE STYLE INVESTING

Certain underlying funds may use a value style of investing. A value manager may focus on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. A value manager may also invest in turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur. Cyclical stocks in which the fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

FOREIGN SECURITIES

Each Fund will indirectly be subject to the following risks to the extent that the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, which can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

SECTOR FOCUS

Although each Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly a Fund, is subject to more risk than a fund that maintains broad sector diversification.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. This risk is specific to each Fund's investment in the Mutual Shares, Fund, Franklin Capital Growth and Franklin Growth Funds.

DERIVATIVE SECURITIES

To the extent an underlying fund participates in the following derivative transactions: option transactions, foreign currency exchanges transactions, future contracts, swap agreements and collateralized mortgage obligations, its investment may involve a small investment relative to the amount of risk assumed. To the extent the underlying fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

INTEREST RATE

Because the Founding Funds invests in an underlying fund that invests in fixed-income and money market securities, that Fund's investments may be subject to interest rate risk. When interest rates rise, fixed income security prices fall. The opposite is also true: fixed income security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Prolonged or significant interest rate increases have also historically had an adverse impact on equity markets in many countries.

To the extent that the underlying fund invests in securities below investment grade, the underlying fund, and indirectly the Founding Funds, will be subject to increased risk that the issuers of these securities will not be able to make interest payments and repay principal.

More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional Information (SAI). More detailed information about the underlying funds may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.


A description of the Trust's policies and procedures regarding the release of portfolio holdings information is also available in the Trust's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE


This information gives some indication of the riks of investing in a Fund by comparing the Fund's performance with a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

FOUNDING FUNDS ALLOCATION FUND - CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

13.58%
04

                     YEAR

Best Quarter:                             Q4 '04     9.05%
Worst Quarter:                            Q2 '04     0.26%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                            SINCE
                              1 YEAR      INCEPTION
                                          (8/15/03)
-----------------------------------------------------
Franklin Templeton Founding
Funds Allocation Fund -
Class A/2
Return Before Taxes            7.01%      13.77%
Return After Taxes on
Distributions                  6.47%      13.22%
Return After Taxes on
Distributions and Sale of
Fund Shares                    4.89%      11.57%
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%
(indices reflect no
deduction for fees,
expenses, or taxes)

                                            SINCE
                                          INCEPTION
                              1 YEAR      (8/15/03)
-----------------------------------------------------
Franklin Templeton Founding   9.01%       15.36%
Funds Allocation Fund  -
Class B/2
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

                                            SINCE
                                          INCEPTION
                              1 YEAR      (8/15/03)
-----------------------------------------------------
Franklin Templeton Founding   11.91%      18.02%
Funds Allocation Fund -
Class C/2
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

                                            SINCE
                                          INCEPTION
                              1 YEAR      (8/15/03)
-----------------------------------------------------
Franklin Templeton Founding   12.43%      18.04%
Funds Allocation Fund -
Class R/2,4
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

COREFOLIO ALLOCATION FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

11.67%
04

                     YEAR

Best Quarter:                             Q4 '04     10.17%
Worst Quarter:                            Q3 '04     -2.61%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                           SINCE
                              1 YEAR      INCEPTION
                                          (8/15/03)
-----------------------------------------------------
Franklin Templeton Corefolio
Allocation Fund - Class A/2
Return Before Taxes           5.27%       11.91%
Return After Taxes on         5.12%       11.72%
Distributions
Return After Taxes on         3.62%       10.14%
Distributions and Sale of
Fund Shares
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (8/15/03)
-----------------------------------------------------
Franklin Templeton Corefolio  6.89%       13.23%
Allocation Fund  - Class B2
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (8/15/03)
-----------------------------------------------------
Franklin Templeton Corefolio  9.88%       15.91%
Allocation Fund - Class C2
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (8/15/03)
-----------------------------------------------------
Franklin Templeton Corefolio  10.42%      15.96%
Allocation Fund - Class R2,4
S&P 500                       10.87%      17.06%
MSCI World Index              15.25%      23.72%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                    COREFOLIO   FOUNDING
                                      FUND       FUNDS
---------------------------------------------------------
CLASS A
Maximum sales charge (load) as       5.75%/1       5.75%/1
a percentage of offering price
  Load imposed on purchases          5.75%/1       5.75%/1
  Maximum deferred sales
  charge (load)/2                    None          None

Redemption fee on shares sold        2.00%         2.00%
within 7 calendar days
following their purchase date/4

CLASS B
Maximum sales charge (load) as       4.00%         4.00%
a percentage of offering price
  Load imposed on purchases           N/A          N/A
  Maximum deferred sales
  charge (load)/3                    4.00%         4.00%

Redemption fee on shares sold        2.00%         2.00%
within 7 calendar days
following their purchase date/4

CLASS C
Maximum sales charge (load) as       1.00%         1.00%
a percentage of offering price
  Load imposed on purchases          None         None
  Maximum deferred sales
charge  (load)                       1.00%        1.00%
Redemption fee on shares sold        2.00%        2.00%
within 7 calendar days
following their purchase date/4

CLASS R
Maximum sales charge (load) as
a percentage of offering price       1.00%        1.00%
  Load imposed on purchases          None         None
  Maximum deferred sales
charge  (load)                       1.00%        1.00%
Redemption fee on shares sold        2.00%        2.00%
within 7 calendar days
following their purchase date/4

Please see "Choosing a Share Class" on page # for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/5


                          COREFOLIO    FOUNDING
                          FUND         FUNDS
----------------------------------------------------
CLASS A
Distribution and service
(12b-1) fees                     0.35%        0.35%
Other expenses(including
administration fees)             0.33%        0.25%
                          --------------------------
Total annual Fund
operating expenses               0.68%        0.60%
                          --------------------------
Estimated indirect
expenses of underlying
funds                            0.80%        0.75%
                          --------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES               1.48%        1.35%
                          ==========================

CLASS B
Distribution and service
(12b-1) fees                     1.00%        1.00%
Other expenses(including
administration fees)             0.33         0.25%
Total annual Fund
operating expenses/              1.33%        1.25%
                          --------------------------
Estimated indirect
expenses of underlying
funds                            0.80%        0.75%
                          --------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES               2.13%        2.00%

CLASS C
Distribution and service
(12b-1) fees                     1.00%        1.00%
Other expenses(including
administration fees)             0.33%        0.25%
Total annual Fund
operating expenses/7             1.33%        1.25%
                          --------------------------
Estimated indirect
expenses of underlying
funds                            0.80%        0.75%
                          --------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES               2.13%        2.00%

CLASS R
Distribution and service
(12b-1) fees                     0.50%        0.50%
Other expenses(including
administration fees)             0.33%        0.25%
Total annual Fund
operating expenses/7             0.83%        0.75%
                          --------------------------
Estimated indirect
expenses of underlying
funds                            0.80%        0.75%
                          --------------------------
TOTAL ANNUAL FUND AND
UNDERLYING FUNDS
OPERATING EXPENSES               1.63%        1.50%
                          ==========================


1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page #) and purchases by certain retirement plans without an initial sales charge.

3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

5. The fiscal year end of the Funds changed from July 31 to December 31. Annual Fund operating expenses are annualized.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             COREFOLIO  FOUNDING
                FUND    FUNDS
---------------------------------------------
If you sell your shares at the end of the
period:
CLASS A
1 Year/1          $717       $705
3 Years         $1,016       $978
5 Years         $1,336     $1,272
10 Years        $2,242     $2,105

CLASS B
1 Year            $316       $303
3 Years           $773       $734
5 Years         $1,256     $1,190
10 Years/2      $2,297     $2,160

CLASS C3
1 Year            $316       $303
3 Years           $667       $627
5 Years         $1,144     $1,078
10 Years        $2,462     $2,327

CLASS R
1 Year            $266       $253
3 Years           $514       $474
5 Years           $887       $818
10 Years        $1,933     $1,791

If you do not sell your shares:

CLASS B
1 Year            $216        $203
3 Years           $667        $627
5 Years         $1,144      $1,078
10 Years/2      $2,297      $2,160

CLASS C3
1 Year            $216        $203
3 Years           $667        $627
5 Years         $1,144      $1,078
10 Years        $2,462      $2,327

CLASS R
1 Year            $166        $153
3 Years           $514        $474
5 Years            887        $818
10 Years        $1,933      $1,791

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.



FINANCIAL HIGHLIGHTS


This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

COREFOLIO ALLOCATION FUND
-----------------------------------------------------------------------------
CLASS A                           PERIOD ENDED    PERIOD ENDED
                                   DECEMBER 31,   JULY 31,
-----------------------------------------------------------------------------
                                       2004/5   2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   11.02   10.00
                                     ----------------------------------------
 Net investment income/1, 2              .09     .01
 Net realized and unrealized gains      1.21    1.07/7
(losses)
                                     ----------------------------------------

Total from investment operations        1.30    1.08
                                     ----------------------------------------
Less distributions from:
 Net investment income                  (.07)      -
                                    -----------------------------------------
 Net realized gains                     (.05)      -
                                    -----------------------------------------
 Tax return of capital                    -     (.06)
                                     ----------------------------------------
Total distributions                     (.12)   (.06)
                                     ----------------------------------------
Redemption fees                           -8      -8
                                     ----------------------------------------
Net asset value, end of period         12.20   11.02
                                     ----------------------------------------
Total return (%)/3                     11.77   10.85

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x       238,564  157,792
1,000)
Ratios to average net assets: (%)
 Expenses4                               .68/9   .74/9
 Expenses net of waiver and
payments by                              .68/9   .47/9
 affiliate4
 Net investment income2                 1.86/9   .14/9
Portfolio turnover rate (%)             1.02     .62


-----------------------------------------------------------------------------
COREFOLIO ALLOCATION FUND
-----------------------------------------------------------------------------
CLASS B                           PERIOD ENDED  PERIOD ENDED
                                  DECEMBER 31,  JULY 31,
-----------------------------------------------------------------------------
                                      2004/5   2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   10.95   10.00
                                     ----------------------------------------
 Net investment income (loss)/1, 2       .06    (.06)
 Net realized and unrealized gains      1.20    1.06/7
(losses)
                                     ----------------------------------------
Total from investment operations        1.26    1.00
                                     ----------------------------------------
Less distributions from:
 Net investment income                 (.04)       -
                                     ----------------------------------------
 Net realized gains                    (.05)       -
                                     ----------------------------------------
 Tax return of capital
                                           -    (.05)
                                     ----------------------------------------
Total distributions                    (.09)    (.05)
                                     ----------------------------------------
Redemption fees                           -8      -8
                                     ----------------------------------------
Net asset value, end of period        12.12    10.95
                                     ----------------------------------------
Total return (%)/3                    11.50    10.02

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x       66,562    44,297
1,000)
Ratios to average net assets: (%)
 Expenses/4                            1.33/9   1.39/9
 Expenses net of waiver and
payments by                            1.33/9   1.12/9
 affiliate/4
 Net investment income (loss)/2        1.21/9   (.51)/9
Portfolio turnover rate (%)            1.02      .62

COREFOLIO ALLOCATION
FUND
CLASS C                  PERIOD ENDED DECEMBER 31,    PERIOD ENDED JULY 31,
-----------------------------------------------------------------------------
                                      2004/5   2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period  10.94    10.00
                                     ----------------------------------------
 Net investment income (loss)/1, 2      .06     (.05)
 Net realized and unrealized gains     1.20     1.047
(losses)
                                     ----------------------------------------
Total from investment operations        1.26     .99
                                     ----------------------------------------
Less distributions from:
 Net investment income                 (.04)       -
                                                     ------------------------
 Net realized gains                    (.05)       -
                                                     ------------------------
 Tax return of capital
                                         -      (.05)
                                     ----------------------------------------
Total distributions                    (.09)    (.05)
                                     ----------------------------------------
Redemption fees                           -8      -8
                                     ----------------------------------------
Net asset value, end of period        12.11    10.94
                                     ----------------------------------------
Total return (%)/3                    11.49     9.93

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x        96,487   73,272
1,000)
Ratios to average net assets: (%)
 Expenses/4                            1.33/9   1.39/9
 Expenses net of waiver and
 payments by affiliate/4               1.33/9   1.12/9
  Net investment income (loss)2        1.21/9   (.51)/9
Portfolio turnover rate (%)            1.02      .62

COREFOLIO ALLOCATION
FUND
CLASS R                  PERIOD ENDED DECEMBER 31,      PERIOD ENDED JULY
                         31,
-----------------------------------------------------------------------------
                                      2004/5   2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   11.00   10.00
                                     ----------------------------------------
 Net investment income (loss)/1, 2       .08   (.02)
 Net realized and unrealized gains      1.21   1.08/7
 (losses)
                                     ----------------------------------------
Total from investment operations        1.29    1.06
                                     ----------------------------------------
Less distributions from:
 Net investment income                 (.06)       -
                                     ----------------------------------------
 Net realized gains                    (.05)       -
                                    -----------------------------------------
 Tax return of capital
                                           -   (.06)
                                     ----------------------------------------
Total distributions                    (.11)   (.06)
                                     ----------------------------------------
Redemption fees                           -8      -8
                                     ----------------------------------------
Net asset value, end of period         12.18  11.00
                                     ----------------------------------------
Total return (%)/3                     11.73  10.65

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x         1,944   1,408
1,000)
Ratios to average net assets: (%)
 Expenses/4                             .83/9   .89/9
 Expenses net of waiver and
 payments by affiliate/4                .83/9   .62/9

 Net investment income (loss)/2        1.71/9  (.01)/9
Portfolio turnover rate (%)            1.02     .62

1. Based on average daily shares outstanding.
2. Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the underlying funds in which the Fund invests.
3. Total return does not include sales charges and is not annualized.
4. Does not include expenses of the underlying funds in which the Fund invests. The annualized weighted average expense ratio of the underlying funds was .80%.
5. For the period August 1, 2004 to December 31, 2004. On December 6, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from July 31 to December 31 effective December 31, 2004.
6. For the period August 15, 2003 (effective date) to July 31, 2004.
7. The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments in the Fund.
8. Amount is less than $.001 per share.
9. Annualized.

FOUNDING FUNDS ALLOCATION FUND
CLASS A               PERIOD ENDED DECEMBER 31,         PERIOD ENDED JULY
                      31,
-----------------------------------------------------------------------------
                                      2004/5   2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period    11.21  10.00
                                     ----------------------------------------
 Net investment income/1, 2               .22    .23
 Net realized and unrealized gains       1.14   1.07/7
(losses)
                                     ----------------------------------------
Total from investment operations         1.36   1.30
                                     ----------------------------------------
Less distributions from:
 Net investment income                   (.23)  (.09)
                                     ----------------------------------------
 Net realized gains                      (.06)      -
                                     ----------------------------------------
Total distributions                      (.29)  (.09)
                                     ----------------------------------------
Redemption fees                            -8     -8
                                     ----------------------------------------
Net asset value, end of period          12.28  11.21
                                     ----------------------------------------
Total return (%)/3                      12.16  13.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x       1,640,876  882,175
1,000)
Ratios to average net assets: (%)
 Expenses/4                               .60/9  .61/9
 Expenses net of waiver and
 payments by affiliate/4                  .60/9  .49/9

 Net investment income/2                 4.48/9  2.16/9
Portfolio turnover rate (%)               .37     .71


FOUNDING FUNDS ALLOCATION
FUND
CLASS B                  PERIOD ENDED DECEMBER 31,  PERIOD ENDED JULY 31,
-----------------------------------------------------------------------------
                                       2004/5       2004/6
-----------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of period   11.16            10.00
                                     ----------------------------------------
 Net investment income/1, 2              .19              .16
 Net realized and unrealized gains      1.13             1.087
(losses)
                                     ----------------------------------------
Total from investment operations        1.32             1.24
                                     ----------------------------------------
Less distributions from:
 Net investment income                 (.19)             (.08)
                                     ----------------------------------------
 Net realized gains                    (.06)              -
                                     ----------------------------------------
Total distributions                    (.25)             (.08)
                                     ----------------------------------------
Redemption fees                           -8              -8
                                     ----------------------------------------
Net asset value, end of period         12.23            11.16
                                     ----------------------------------------
Total return (%)/3                     11.90            12.39

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x         612,553         357,282
1,000)
Ratios to average net assets: (%)
 Expenses/4                             1.25/9            1.26/9
 Expenses net of waiver and
 payments by                            1.25/9            1.14/9
 affiliate/4
 Net investment income/2                3.83/9            1.51/9
Portfolio turnover rate (%)              .37               .71

FOUNDING FUNDS ALLOCATION FUND
CLASS C               PERIOD ENDED DECEMBER 31,  PERIOD ENDED JULY 31,
-----------------------------------------------------------------------------
                                      2004/5            2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   11.16             10.00
                                     ----------------------------------------
 Net investment income/1,2               .19               .17
 Net realized and unrealized gains      1.13              1.07/7
(losses)
                                    -----------------------------------------
Total from investment operations        1.32              1.24
                                    -----------------------------------------
Less distributions from:
 Net investment income                  (.19)             (.08)
                                    -----------------------------------------
 Net realized gains                     (.06)                -
                                    -----------------------------------------
Total distributions                     (.25)             (.08)
                                     ----------------------------------------
Redemption fees                           -8                -8
                                     ----------------------------------------
 Net asset value, end of period        12.23             11.16
                                     ----------------------------------------
Total return (%)/3                     11.79             12.40

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x       927,786            535,778
1,000)
Ratios to average net assets: (%)
 Expenses/4                             1.25/9            1.26/9
 Expenses net of waiver and
 payments by                            1.25/9            1.14/9
 affiliate/4
 Net investment income/2                3.83/             1.51/
Portfolio turnover rate (%)              .37               .71

FOUNDING FUNDS ALLOCATION FUND
CLASS R                     PERIOD ENDED JULY 31,  PERIOD ENDED JULY 31,
-----------------------------------------------------------------------------
                                        2004/5             2004/6
-----------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of period   11.22             10.00
                                     ----------------------------------------
 Net investment income/1, 2              .22               .20
 Net realized and unrealized gains      1.13              1.11/7
(losses)
                                     ----------------------------------------
Total from investment operations        1.35              1.31
                                     ----------------------------------------
Less distributions from:
 Net investment income                  (.23)             (.09)
                                     ----------------------------------------
 Net realized gains                     (.06)               -
                                     ----------------------------------------
Total distributions                     (.29)             (.09)
                                     ----------------------------------------
Redemption fees                           -8                -8
                                     ----------------------------------------
Net asset value, end of period         12.28             11.22
                                     ----------------------------------------
Total return (%)/3                     12.02             13.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x        12,101             5,225
1,000)
Ratios to average net assets: (%)
 Expenses/4                              .75/9             .76/9
 Expenses net of waiver and
 payments by                             .75/9             .64/9
 affiliate/4
 Net investment income/2                4.33/9            2.01/9
Portfolio turnover rate (%)              .37               .71

1. Based on average daily shares outstanding.
2. Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the underlying funds in which the Fund invests.
3. Total return does not include sales changes and is not annualized.
4. Does not include expenses of the underlying funds in which the Fund invests. The annualized weighted average expense ratio of the underlying funds was .75%.
5. For the period August 1, 2004 to December 31, 2004. On December 6, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from July 31 to December 31 effective December 31, 2004.
6. For the period August 15, 2003 (effective date) to July 31, 2004.
7. The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments in the Fund.
8. Amount is less than $.001 per share.
9. Annualized.


FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

GOAL AND STRATEGIES

GOAL  The Fund's investment goal is capital appreciation.

[Begin callout]
The Fund's assets are allocated primarily among various equity investments that represent different styles of investments (e.g., growth, value) through combinations of Franklin Templeton mutual funds on a fixed percentage basis. [End callout]

MAIN INVESTMENT STRATEGIES

The Fund's assets are invested in a combination of Franklin Templeton mutual funds (underlying funds) on a fixed percentage basis. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information About the Underlying Franklin Templeton Funds."

The Fund invests equal proportions of its assets (approximately 33?%) in the following three underlying funds:

o  Franklin Flex Cap Growth Fund
o  Mutual Shares Fund
o  Templeton Growth Fund

REBALANCING

The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Fund's administrator and the Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the pre-determined fixed allocation percentages.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
The value of an investment in the Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying funds owns and the markets in which they trade), the value of your investment will go up and down. You could lose money.
[End Callout]

EQUITY FUNDS

Because the Fund invests in underlying stock funds, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

GROWTH STYLE INVESTING

Certain underlying funds may use a growth style of investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

VALUE STYLE INVESTING

Certain underlying funds may use a value style of investing. A value manager may focus on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. A value manager may also invest in turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur. Cyclical stocks in which an underlying fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

The underlying funds, and in particular the Mutual Shares Fund, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the underlying fund's manager believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

A merger or other restructuring or tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Also, debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and may become worthless.

FOREIGN SECURITIES

The Fund will indirectly be subject to the following risks to the extent that the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, which can increase the potential for losses in the Fund and affect its share price. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for an underlying fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the underlying fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to an underlying fund's foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the underlying fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means an underlying fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CALIFORNIA

Since the Franklin Flex Cap Growth Fund may invest a substantial portion of its assets in the equity securities of California companies, events and conditions in California are likely to affect the investments and performance of this underlying fund and, indirectly, of the Fund. These events may include changes in economic and political conditions within that state, which are unpredictable and can change at any time. For example, adverse economic conditions in Asia could lead to a drop in Californian exports, which would hurt the manufacturing, technology and other California industries dependent upon exports. Similarly, service sectors might be adversely affected by a drop in travel.

SECTOR FOCUS

Although the Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly the Fund, is subject to more risk than a fund that maintains broad sector diversification.

TECHNOLOGY COMPANIES

The underlying funds, and in particular the Franklin Flex Cap Growth Fund, may have significant investments in the technology sector. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or rapidly will become obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES. The biotechnology and health technology industries are subject to extensive government regulation. These industries are affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of the Fund's investment in the underlying funds may fluctuate significantly over relatively short periods of time.

FINANCIAL SERVICES COMPANIES

The underlying funds, and in particular the Franklin Flex Cap Growth Fund, may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. As a result, general market and economic conditions as well as other risks specific to the financial services industry may impact the investments and performance of the underlying funds and, indirectly, of the Fund. For example, changes in interest rates and the existence of extensive government regulation can have a negative effect on the profitability of financial services companies. In addition, the financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred, companies continue to consolidate, new products and structures develop and its regulatory framework changes. These changes are likely to have a significant impact on companies in the financial services industry and the underlying funds' investments in such companies, but it is not possible to predict whether the effect will be beneficial or adverse.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions. In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI). More detailed information about the underlying funds and their associated risks may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.


A description of the Trust's policies and procedures regarding the release of portfolio holdings information is also available in the Trust's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

Because the Fund is new, it has no performance history.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                     CLASS A      CLASS C   CLASS R
-----------------------------------------------------------------------
Maximum sales charge (load) as a                            1.00%
percentage of offering price            5.75%/1   1.00%

   Load imposed on purchases            5.75%/1    None      None

   Maximum deferred sales charge
   (load)                               None/2    1.00%      1.00%

   Redemption fee on shares sold
   within 7 calendar days following
   their purchase date/3                2.00%     2.00%      2.00%

Please see "Choosing a Share Class" on page # for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/4,5
                                         CLASS A CLASS C   CLASS R
--------------------------------------------------------------------
Distribution and service
(12b-1) fees                             0.35%   1.00%     0.50%
Other expenses (including
administration fees)                     1.96%   1.96%     1.96%
                                         ---------------------------
Total annual Fund operating expenses     2.31%   2.96%     2.46%
                                         ---------------------------
Estimated indirect expenses of
underlying funds                         0.81%   0.81%     0.81%
                                         ---------------------------
Total annual Fund and underlying funds
operating expenses                       3.12%   3.77%     3.27%
                                         ===========================


1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page #) and purchases by certain retirement plans without an initial sales charge.

3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. The distribution and service (12b-1) fees and the administration fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated. The administrator has agreed in advance to limit its administration fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the Fund's other expenses (including administration fees) do not exceed 0.04% or that the total annual fund operating expenses and underlying funds operating expenses do not exceed 1.23% for Class A, 1.88% Class C and 1.38% for Class R. After July 31, 2005, the administrator may end this arrangement at any time.

5. The fiscal year end of the Fund changed from July 31 to December 31. Annual Fund operating expenses are annualized.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:

CLASS A                        $872/1    $1,482   $2,116    $3,807
CLASS C                        $479      $1,152   $1,944    $4,010
CLASS R                        $430      $1,007   $1,707    $3,567
If you do not sell your
shares:
CLASS C                        $379      $1,152   $1,944    $4,010
CLASS R                        $330      $1,007   $1,707    $3,567


1. Assumes a contingent deferred sales charge (CDSC) will not apply.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

PERSPECTIVES
ALLOCATION FUND
CLASS A                PERIOD ENDED
                       DECEMBER 31,
---------------------------------------------
                                      2004/5
---------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   10.00
                                     --------
 Net investment income/1, 2              .17
 Net realized and unrealized gains      1.12
                                     --------
Total from investment operations        1.29
                                     --------
Less distributions from:
 Net investment income                  (.07)
 Net realized gains                     (.03)
                                     --------
Total distributions                     (.10)
                                     --------
Redemption fees                           -/6
                                     --------
Net asset value, end of period         11.19
                                     --------
Total return (%)/3                     12.93

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x        16,155
1,000)
Ratios to average net assets: (%)
 Expenses/4                             2.31/7
 Expenses net of waiver and
payments by                              .39/7
 affiliate/4
 Net investment income/2                3.78/7
Portfolio turnover rate (%)              .51

PERSPECTIVES
ALLOCATION FUND
CLASS C                PERIOD ENDED
                       DECEMBER 31,
---------------------------------------------
                                      2004/5
---------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   10.00
                                     --------
 Net investment income/1, 2              .15
 Net realized and unrealized gains      1.12
                                     --------
Total from investment operations        1.27
                                     --------
Less distributions from
 Net investment income                  (.06)
 Net realized losses                    (.03)
                                     --------
Total distributions                     (.09)
                                     --------
Redemption fees                           -/6
                                     --------
Net asset value, end of period         11.18
                                     --------
Total return (%)/3                     12.66

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x         4,558
1,000)
Ratios to average net assets: (%)
 Expenses/4                             2.96/7
 Expenses net of waiver and
 payments by                            1.04/7
 affiliate/4
 Net investment income/2                3.13/7
Portfolio turnover rate (%)              .51

PERSPECTIVES
ALLOCATION FUND
CLASS R                PERIOD ENDED
                       DECEMBER 31,
---------------------------------------------
                                      2004/5
---------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   10.00
                                     --------
 Net investment income/1, 2              .15
 Net realized and unrealized gains      1.13
                                     --------
Total from investment operations        1.28
                                     --------
Less distributions from
 Net investment income                 (.07)
 Net realized and unrealized gains     (.03)
                                     --------
Total distributions                    (.10)
                                     --------
Redemption fees                           -6
                                     --------
Net asset value, end of period         11.18
                                     --------
Total return (%)/3                     12.81

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x           260
1,000)
Ratios to average net assets: (%)
 Expenses/4                             2.46/7
 Expenses net of waiver and
 payments by                             .54/7
 affiliate/4
 Net investment income/2                3.63/7
Portfolio turnover rate (%)              .51

1.  Based on average daily shares outstanding.
2. Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the underlying funds in which the Fund invests.
3.  Total return does not include sales changes and is not annualized.
4. Does not include expenses of the underlying funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
5. For the period August 2, 2004 (commencement date of operations) to December 31, 2004
6.  Amount is less than $.001 per share.
7.  Annualized.


INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The manager may recommend additional or different underlying funds for investment (without the approval of shareholders).

FRANKLIN CAPITAL GROWTH FUND - The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes are positioned for above-average growth in earnings and/or share price and also considers sectors that have growth potential and fast growing, innovative companies within these sectors. The fund, from time to time, may have significant positions in particular sectors such as technology.

FRANKLIN FLEX CAP GROWTH FUND - Under normal market conditions, the fund invests primarily in equity securities of companies that the manager believes have the potential for capital appreciation. The fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. The fund may invest a substantial portion of its assets in equity securities of companies headquartered or conducting a substantial portion of their operations in, or generating a substantial portion of their revenue from business within, the state of California. When suitable opportunities are available, the fund may invest in initial public offerings of securities, and may also invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings. A substantial portion of the fund's investments may be in smaller and mid-size companies.

The fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings, cash flows or assets. The fund, from time to time, may have significant positions in particular sectors such as electronic technology, technology services, biotechnology and health care technology.

FRANKLIN GROWTH FUND - The fund seeks capital appreciation by investing most of its assets in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including: historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry. The fund may invest up to 40% of its assets in foreign securities and up to 40% of its assets in securities of smaller companies.

FRANKLIN INCOME FUND - The fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities. The fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. The fund may invest without limit in securities rated below investment grade and may invest up to 25% of its assets in foreign securities.

MUTUAL SHARES FUND - The fund's principal investment goal is capital appreciation, which may occasionally be short-term; its secondary goal is income. Under normal market conditions, the fund invests mainly in equity securities (including securities convertible into, or that the fund's manager expects to be exchanged for, common or preferred stock) of companies of any nation that the fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The fund expects to invest a significant portion (up to 35%) of its assets in foreign securities and also may invest a significant portion of its assets in small-cap companies.

The fund's manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

TEMPLETON GROWTH FUND - The fund seeks long-term capital growth. Under normal market conditions, the fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets. Additionally, depending upon current market conditions, the fund may invest in debt securities (up to 25% of total assets) of companies and governments located anywhere in the world. The fund may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. In selecting equity investments, the fund's manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

ADMINISTRATION



Franklin Templeton Services, LLC (FT Services), One Franklin Parkway, San Mateo, CA 94403-1906, is the Funds' administrator.

ADMINISTRATIVE AGREEMENT

Under the Administrative Agreement, FT Services provides certain administrative services and facilities to each Fund. The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports and monitoring compliance with regulatory requirements.

FT Services also monitors the percentage of each Fund's assets allocated to the underlying funds and rebalances each Fund's portfolio wherever the percentage of assets allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.


FT Services may receive assistance, at no charge to the Funds, from its corporate affiliate, Advisers, in monitoring the underlying funds and each Fund's investment in the underlying funds. Together, Advisers and its affiliates manage over $399 billion in assets.


T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS, will oversee the rebalancing process on behalf of FT Services. Mr. Coffey is the portfolio manager for the other funds within the Franklin Templeton Fund Allocator Series.

ADMINISTRATION FEES

Each Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.


For the fiscal year ended December 31, 2004, administration fees, before any advance waiver, were 0.10% of each Fund's average daily net assets. Under an agreement by the administrator to waive its fees, the Funds paid no administration fees to the administrator for its services. The administrator may end this arrangement at any time upon notice to the Funds' Board of Trustees.


Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the fund's net assets) are set forth below:


UNDERLYING                                                 ANNUAL
FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Capital Growth      Franklin Advisers, Inc.       0.625%/1
                             (Advisers)
Franklin Growth              Franklin Advisory Services,   0.625%/2
                             LLC
                             (Advisory Services)
Franklin Income              Advisers                      0.625%/1
Franklin Flex Cap Growth     Advisers                      0.625%/1
Fund
Mutual Shares                Franklin Mutual Advisers, LLC 0.60/%15
                             (Franklin Mutual)
Templeton Growth             Templeton Global Advisors     0.63%/4,5
                             Limited (TGAL)

1. 0.625% annual rate, calculated monthly based on the month end net assets of the fund up to $100 million, reduced to 0.50% of such net assets in excess of $100 million up to $250 million, and further reduced to 0.45% of such net assets in excess of $250 million.
2. 0.625% annual rate, calculated monthly based on the month end net assets of the fund up to $100 million, reduced to 0.50% of such net assets in excess of $100 million up to $250 million, and further reduced to 0.45% of such net assets in excess of $250 million up to $10 billion, further reduced to 0.44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to 0.42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to 0.40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to 0.38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to 0.36% in excess of $20 billion.
3. 0.625% of the average daily net assets of the fund up to $100 million, 0.50% of the average daily net assets of the fund over $100 million up to $250 million, 0.45% of the average daily net assets of the fund over $250 million up to $10 billion, 0.44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, 0.42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and 0.40% of the average daily net assets of the fund over $15 billion.
4. Effective June 1, 2004, 0.63% of average daily net assets up to and including $1 billion; 0.675% over $1 billion, up to and including $5 billion, 0.60% over $5 billion, up to and including $10 billion, 0.58% over $10 billion, up to and including $15 billion, 0.56% over $15 billion, up to and including $20 billion and 0.54% over $20 billion.
5. Prior to June 1, 2004, 0.75% of the value of average daily net assets up to and including $200 million, reduced to 0.675% of such net assets in excess of $200 million up to $1.3 billion, further reduced to 0.60% of such net assets in excess of $1.3 billion.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.
The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

THE FOLLOWING RULES APPLY TO THE UNDERLYING FUNDS, AND BY EXTENSION TO THE COREFOLIO, FOUNDING FUNDS, AND PERSPECTIVES FUNDS AND THEIR SHAREHOLDERS.

DISTRIBUTIONS. Each Fund intends to pay an income dividend at least quarterly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on September 20th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on September 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to a Fund by an underlying fund, and, in turn, by a Fund to you, may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments by an underlying fund in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by an underlying fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if a Fund owns shares in the underlying fund, and you, in turn, own your shares in the Fund for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Each Fund distributions to you of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains to you are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid to you by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (the 2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will not be subject to a U.S. withholding tax. These exemptions from withholding are effective for the Fund's distributions of income earned in its fiscal year beginning August 1, 2005 and ending in its fiscal year ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800-DIAL BEN for more information on these requirements.
OTHER TAX INFORMATION. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

YOUR ACCOUNT


The Board of Trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.


CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class B, Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

     CLASS A         CLASS C         CLASS R
     --------------------------------------------------
     o  Initial      o  No           o  No initial
        sales           initial         sales charge
        charge of       sales charge
        5.75% or
        less

     o  Deferred     o  Deferred     o  Except for
        sales           sales           certain
        charge of       charge of       Employer
        1% on           1% on           Sponsored
        purchases       shares you      Retirement
        of $1           sell within     Plans,
        million or      12 months       deferred
        more sold                       sales charge
        within 18                       of 1% on
        months                          shares you
                                        sell within
                                        18 months
                                        (charged at
                                        plan level
                                        based on
                                        initial
                                        investment)

     o  Lower        o  Higher       o  Higher
        annual          annual          annual
        expenses        expenses        expenses than
        than Class      than Class      Class A due
        B, C or R       A due to        to higher
        due to          higher          distribution
        lower           distribution    fees (lower
        distribution    fees. No        than Class B
        fees            conversion      and Class C).
                        to Class A      No conversion
                        shares, so      to Class A
                        annual          shares, so
                        expenses do     annual
                        not             expenses do
                        decrease.       not decrease.


The Perspectives Fund began offering shares on August 2, 2004.

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT        PRICE*            INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1 million       2.00               2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This Quantity Discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):


o  You, individually;


o Your spouse or domestic partner, as recognized by applicable state law;


o  You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;


o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or


o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business (or the solely owned business of your spouse or domestic partner) on which you (or your spouse or domestic partner) are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.


If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.


The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.


If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor);

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan);


o  Shares held in a 529 college savings plan; or


o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page #).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B - FOUNDING FUNDS AND COREFOLIO FUND


IF YOU SELL YOUR SHARES         THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER    FROM YOUR PROCEEDS
BUYING THEM                     AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page #). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to % per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page #).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code


o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.



CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page # for exchange information).

REINSTATEMENT PRIVILEGE


If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (i) Class B; or (ii) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



BUYING SHARES


MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans     no minimum
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page #). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
---------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------

THROUGH YOUR
INVESTMENT              Contact your           Contact your investment
REPRESENTATIVE          investment             representative
                        representative
---------------------------------------------------------------------
                        If you have another    Before requesting a
BY PHONE/ONLINE         Franklin Templeton     telephone or online
                        fund account with      purchase into an
(Up to $100,000         your bank account      existing account, please
per shareholder         information on file,   make sure we have your
per day)                you may open a new     bank account information
                        account by phone. At   on file. If we do not
1-800/632-2301          this time, a new       have this information,
                        account may not be     you will need to send
franklintempleton.com   opened online.         written instructions
                                               with your bank's name
Note: (1) certain       To make a same day     and address and a voided
account types are       investment, your       check or savings account
not available for       phone order must be    deposit slip. If the
online account          received and accepted  bank and Fund accounts
access and (2) the      by us by 1:00 p.m.     do not have at least one
amount may be           Pacific time or the    common owner, your
higher for members      close of the New York  written request must be
of the Valued           Stock Exchange,        signed by ALL fund AND
Investor Program.       whichever is earlier.  bank account owners, and
Please see page #                              each individual must
for more                                       have his or her
information                                    signature guaranteed.
regarding
eligibility.                                   To make a same day
                                               investment, your phone
                                               or online order must be
                                               received and accepted
                                               by us by 1:00 p.m.
                                               Pacific time or the close
                                               of the New York Stock
                                               Exchange, whichever
                                               is earlier.

---------------------------------------------------------------------
                        Make your check        Make your check payable
                        payable to the Fund.   to the Fund. Include
                                           your account number on
BY MAIL                 Mail the check and     the check.
                        your signed
                        application to         Fill out the deposit
                        Investor Services.     slip from your account
                                               statement. If you do not
                                               have a slip, include a
                                               note with your name, the
                                               Fund name, and your
                                               account number.

                                               Mail the check and deposit
                                               slip or note to Investor
                                               Services.
---------------------------------------------------------------------
                        Call to receive a      Call to receive a wire
                        wire control number    control number and wire
                        and wire               instructions.
                        instructions.
BY WIRE                                        To make a same day wire
                        Wire the funds and     investment, the wired
1-800/632-2301          mail your signed       funds must be received
(or 1-650/312-2000      application to         and accepted by us by
collect)                Investor Services.     1:00 p.m. Pacific time
                        Please include the     or the close of the New
                        wire control number    York Stock Exchange,
                        or your new account    whichever is earlier.
                        number on the
                        application.

                        To make a same day
                        wire investment, the
                        wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
---------------------------------------------------------------------
                        Call Shareholder       Call Shareholder
                        Services at            Services at
                        1-800/632-2301, or     1-800/632-2301 or send
BY EXCHANGE             send signed written    signed written
                        instructions.   You    instructions. You also
franklintempleton.com   also may place an      may place an online
                        online exchange        exchange order.
                        order. The automated
                        telephone system       (Please see page # for
                        cannot be used to      information on
                        open a new account.    exchanges.)

                        (Please see page #
                        for information on
                        exchanges.)
---------------------------------------------------------------------
       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM



INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page #) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services            1-800/632-2301
Advisor Services                1-800/524-4040
Retirement Services             1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page # for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES


If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.


REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------


THROUGH YOUR
INVESTMENT
REPRESENTATIVE          Contact your investment representative
------------------------------------------------------------------
                        Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership
BY MAIL                 or trust accounts may need to send additional
                        documents.

                        Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                        A check will be mailed to the name(s) and
                        address on the account, or otherwise according to your written instructions.
------------------------------------------------------------------


                        As long as your transaction is for
                        $100,000 or less, you do not hold share
BY PHONE/ONLINE         certificates and you have not changed your
                        address by phone or online within the last
1-800/632-2301          15 days, you can sell your shares by phone
                        or online. The amount may be higher for
franklintempleton.com   members of the Valued Investor Program.
                        Please see page # for more information
                        regarding eligibility.



                        A check will be mailed to the name(s) and
                        address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------------------------------------------------
                        You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

BY ELECTRONIC FUNDS     Before requesting to have redemption
TRANSFER (ACH)          proceeds sent to a bank account, please
                        make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                        If we receive your request in proper form
                        by 1:00 p.m. Pacific time, proceeds sent by
                        ACH generally will be available within two
                        to three business days.
------------------------------------------------------------------
                        Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.
BY EXCHANGE
                        Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                        If you hold share certificates, you will
                        need to return them to the Fund before your
                        exchange can be processed.
------------------------------------------------------------------
              Franklin Templeton Investor Services P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
                    (Monday through Friday 5:30 a.m. to 5:00
                               p.m., Pacific time)
                   or visit us online 24 hours a day, 7 days a
                         week, at franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Funds for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of each Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance. In addition, if the nature of the underlying funds' portfolio holdings exposes the underlying funds to "arbitrage market timers," the value of the underlying funds' shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since some of the underlying funds invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the underlying funds' international portfolio securities trade and the time as of which the underlying funds' NAV is calculated. Arbitrage market timers may purchase shares of the underlying funds based on events occurring after foreign market closing prices are established, but before calculation of the underlying funds' NAV. One of the objectives of the underlying Fund's' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation of Foreign Securities - Potential impact of time zones and market holidays").

Since some of the underlying funds may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the underlying funds' net asset value and the latest indications of market values for those securities. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The underlying funds are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the underlying funds' Market Timing Trading Policy;

o   assessing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the underlying funds in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


REDEMPTION FEE


REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.


This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.


REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since some of the underlying funds may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the underlying funds determines their NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS

They portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option an underlying fund holds is its last sale price on the relevant exchange before the underlying fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the underlying fund values the option within the range of the current closing bid and ask prices if the underlying fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as: repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the US dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by an underlying fund. As a result, the underlying fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the underlying fund may seek to take advantage of discrepancies in the value of the underlying fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable the portfolio securities at the time the underlying fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the underlying fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the underlying fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the underlying funds' portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in underlying fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the underlying funds' NAV is not calculated. Thus, the calculation of the underlying funds' NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the underlying funds' fair value procedures established and approved by the board of trustees.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page #).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder Servicing and Transfer Agent" in the SAI. These fees are paid by a Fund's transfer agent from payments it receives under its agreement with the Fund.

                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        4.00       1.00/4     1.00/6
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more           up to      ---        ---        ---
                             1.00/1
12B-1 FEE TO DEALER          0.25/1,2   0.25/3     1.00/5     0.35/6

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans.1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Funds and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock
SYSTEM                1-800/524-4040    access)
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about the Funds in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)





Investment Company Act file #811-7851                         FAS2P 05/05







MAY 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

ADVISOR CLASS

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND
FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND


[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logO]



Contents

THE FUNDS

[Begin callout]
Information about each Fund you should know before investing
[End callout]


Franklin Templeton Founding Funds
Allocation Fund; Franklin Templeton
Corefolio Allocation Fund                                     [#]

Franklin Templeton Perspectives Allocation Fund               [#]

Information about the Underlying
Franklin Templeton Funds                                      [#]

Administration                                                [#]

Distributions and Taxes                                       [#]


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]


Qualified Investors                                           [#]

Buying Shares                                                 [#]

Investor Services                                             [#]

Selling Shares                                                [#]

Exchanging Shares                                             [#]

Account Policies                                              [#]

Questions                                                     [#]


For More Information

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

GOALS AND STRATEGIES

GOALS

The Franklin Templeton Founding Funds Allocation Fund's (Founding
Funds) principal investment goal is capital appreciation. Its secondary goal is income. The Franklin Templeton Corefolio
Allocation Fund's (Corefolio Fund) investment goal is capital appreciation.

[Begin callout]
The Funds' assets are allocated among the broad asset classes of equity, fixed-income and short-term investments through combinations of Franklin Templeton mutual funds on a fixed percentage basis.
[End callout]

MAIN INVESTMENT STRATEGIES

Each Fund's assets are invested in a combination of Franklin Templeton mutual funds (underlying funds) on fixed percentage basis. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

The Founding Funds makes equal allocations of its assets to the following three underlying funds:

o  Franklin Income Fund
o  Mutual Shares Fund
o  Templeton Growth Fund

The Corefolio Fund makes equal allocations of its assets to the following four underlying funds:

o  Franklin Growth Fund
o  Franklin Capital Growth Fund
o  Mutual Shares Fund
o  Templeton Growth Fund

REBALANCING

The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Funds' administrator and a Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the pre-determined fixed allocation percentages.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying funds owns and the markets in which they trade), the value of your investment will go up and down. You could lose money.
[End Callout]

EQUITY FUNDS

Because each Fund invests in underlying stock funds, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

GROWTH STYLE INVESTING

Certain underlying funds may use a growth style of investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

VALUE STYLE INVESTING

Certain underlying funds may use a value style of investing. A value manager may focus on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. A value manager may also invest in turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur. Cyclical stocks in which the fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

FOREIGN SECURITIES

Each Fund will indirectly be subject to the following risks to the extent that the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, which can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid
(harder to sell) and more volatile than many U.S. securities.
This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

SECTOR FOCUS

Although each Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly a Fund, is subject to more risk than a fund that maintains broad sector diversification.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. This risk is specific to each Fund's investment in the Mutual Shares, Fund, Franklin Capital Growth and Franklin Growth Funds.

DERIVATIVE SECURITIES

To the extent an underlying fund participates in the following derivative transactions: option transactions, foreign currency exchanges transactions, future contracts, swap agreements and collateralized mortgage obligations, its investment may involve a small investment relative to the amount of risk assumed. To the extent the underlying fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

INTEREST RATE

Because the Founding Funds invests in an underlying fund that invests in fixed-income and money market securities, that Fund's investments may be subject to interest rate risk. When interest rates rise, fixed income security prices fall. The opposite is also true: fixed income security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Prolonged or significant interest rate increases have also historically had an adverse impact on equity markets in many countries.

To the extent that the underlying fund invests in securities below investment grade, the underlying fund, and indirectly the Founding Funds, will be subject to increased risk that the issuers of these securities will not be able to make interest payments and repay principal.

More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional
Information (SAI). More detailed information about the underlying funds may be found under "Information about the Underlying
Franklin Templeton Funds" in this prospectus and in the SAI.


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE


This information gives some indication of the risks of investing in a Fund by comparing the Fund's performance with a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FOUNDING FUNDS ALLOCATION FUND - ADVISOR CLASS ANNUAL TOTAL
RETURNS1

[Insert bar graph]

14.04%
04

                     YEAR


Best Quarter:                             Q4 '04     9.21%
Worst Quarter:                            Q2 '04     0.44%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                             SINCE
                                  1 YEAR   INCEPTION
                                          (8/15/03)
-------------------------------------------------------
Franklin Templeton Founding
Funds Allocation Fund -
Advisor Class/1
Return Before Taxes               14.04%     19.24%
Return After Taxes on             13.43%     18.62%
Distributions
Return After Taxes on              9.51%     16.23%
Distributions and Sale of Fund
Shares
S&P 500 Index/2                   10.87%     17.06%
MSCI World Index/3                15.25      23.72%
(indices reflect no deduction
for fees, expenses, or taxes)

1. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

COREFOLIO ALLOCATION FUND - ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

11.98%
04

                     YEAR

Best Quarter:                             Q4 '04     10.38%
Worst Quarter:                            Q3 '04     -2.61%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                             SINCE
                                  1 YEAR   INCEPTION
                                           (8/15/03)
-------------------------------------------------------
Franklin Templeton Corefolio
Allocation Fund - Advisor Class/1
Return Before Taxes               11.98%     17.12%
Return After Taxes on             11.80%     16.89%
Distributions
Return After Taxes on              8.02%     14.60%
Distributions and Sale of Fund
Shares
S&P 500 Index/2                   10.87%     17.06%
MSCI World Index/3                15.25%     23.72%
(indices reflect no deduction
for fees, expenses, or taxes)

1. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                              ADVISOR CLASS
---------------------------------------------------------------
Maximum sales charge (load) imposed on            None
purchases
Redemption fee on shares sold within 7
calendar days following their purchase
date/1                                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)2


                                     COREFOLIO  FOUNDING
ADVISOR CLASS                          FUND       FUNDS
----------------------------------------------------------
Expenses (including administration
fees)                                  0.33%      0.25%
Estimated Indirect Expenses of
Underlying Funds                       0.80%      0.75%
Total Annual Fund and Underlying
Funds Operating Expenses               1.13%      1.00%
                                    ----------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The fiscal year end of the funds changed from July 31 to December 31. Annual Fund operating expenses are annualized.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



             COREFOLIO  FOUNDING FUNDS
                FUND
--------------------------------------------------------
If you sell your shares at the end of the period:

1 Year          $34          $26
3 Years         $106         $80
5 Years         $185         $141
10 Years        $418         $318


FINANCIAL HIGHLIGHTS


This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

COREFOLIO FUND
ADVISOR CLASS         PERIOD ENDED DECEMBER 31,        PERIOD ENDED JULY 31,
-----------------------------------------------------------------------------
                                      2004/5             2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   11.02            10.00
                                     ----------------------------------------
 Net investment income/1, 2              .11              .04
 Net realized and unrealized gains      1.21             1.05/7
(losses)
                                     ----------------------------------------

Total from investment operations        1.32             1.09
                                     ----------------------------------------
Less distributions from:
 Net investment income                  (.08)             -
                                     ----------------------------------------
 Net realized gains                     (.05)             -
                                     ----------------------------------------
 Tax return of capital                     -             (.07)
                                     ----------------------------------------
Total distributions                     (.13)            (.07)
                                     ----------------------------------------
Redemption fees                         -/8              -/8
                                     ----------------------------------------
Net asset value, end of period         12.21            11.02
                                     ========================================
Total return (%)/3                     12.09            10.92


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x         2,097              1,181
1,000)
Ratios to average net assets: (%)
 Expenses4                               .33              .12/9
 Expenses net of waiver and
payments by                              .33              .39/9
 affiliate4
 Net investment income2                 2.21              .49/9
Portfolio turnover rate (%)             1.02              .62

1. Based on average daily shares outstanding.
2. Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
3. Total return is not annualized.
4. Does not include expenses of the Underlying Funds in which the Fund invests.
   The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
5. For the period August 1, 2004 to December 31, 2004. On December 6, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from July 31 to December 31 effective December 31, 2004.
6. For the period August 15, 2003 (effective date) to July 31,
   2004.
7. The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments in the Fund.
8. Amount is less than $.001 per share.
9. Annualized.

FOUNDING FUNDS FUND
ADVISOR CLASS          PERIOD ENDED DECEMBER 31,       PERIOD ENDED JULY 31,
-----------------------------------------------------------------------------
                                      2004/5             2004/6
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period   11.25             10.00
                                     ----------------------------------------
 Net investment income/1, 2              .24               .25
 Net realized and unrealized gains      1.14              1.09/7
(losses)
                                     ----------------------------------------

Total from investment operations        1.38              1.34
                                     ----------------------------------------
Less distributions from:
                                     ----------------------------------------
 Net investment income                  (.25)             (.09)
                                     ----------------------------------------
 Net realized gains                     (.06)               -
                                     ----------------------------------------
Total distributions                     (.31)             (.09)
                                     ----------------------------------------
Redemption fees                           -/8             -/8
                                     ----------------------------------------
Net asset value, end of period         12.32             11.25
                                     ----------------------------------------
Total return (%)/3                     12.32             13.46

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x         7,792              4,991
1,000)
Ratios to average net assets: (%)
 Expenses4                               .25               .14/9
 Expenses net of waiver and
payments by                              .25               .26/9
 affiliate4
 Net investment income2                 4.83              2.51/9
Portfolio turnover rate (%)              .37               .71

1.  Based on average daily shares outstanding.
2. Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
3.  Total return is not annualized.
4. Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .75% for the period ended December 31, 2004.
5. For the period August 1, 2004 to December 31, 2004. On December 6, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from July 31 to December 31 effective December 31, 2004.
6.  For the period August 15, 2003 (effective date) to July 31,
    2004.
7. The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments in the Fund.
8.  Amount is less than $.001 per share.
9.  Annualized.


FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

[Begin callout]
The Fund's assets are allocated primarily among various equity investments that represent different styles of investments (e.g., growth, value) through combinations of Franklin Templeton mutual funds on a fixed percentage basis.
[End callout]

MAIN INVESTMENT STRATEGIES

The Fund's assets are invested in a combination of Franklin Templeton mutual funds (underlying funds) on a fixed percentage basis. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

The Fund invests equal proportions of its assets (approximately
33?%) in the following three underlying funds:

o  Franklin Flex Cap Growth Fund
o  Mutual Shares Fund
o  Templeton Growth Fund

REBALANCING

The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Fund's administrator and the Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the pre-determined fixed allocation percentages.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
The value of an investment in the Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying funds owns and the markets in which they trade), the value of your investment will go up and down. You could lose money.
[End Callout]

EQUITY FUNDS

Because the Fund invests in underlying stock funds, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

GROWTH STYLE INVESTING

Certain underlying funds may use a growth style of investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

VALUE STYLE INVESTING

Certain underlying funds may use a value style of investing. A value manager may focus on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. A value manager may also invest in turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur. Cyclical stocks in which an underlying fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

The underlying funds, and in particular the Mutual Shares Fund, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the underlying fund's manager believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

A merger or other restructuring or tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Also, debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and may become worthless.

FOREIGN SECURITIES

The Fund will indirectly be subject to the following risks to the extent that the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, which can increase the potential for losses in the Fund and affect its share price. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for an underlying fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the underlying fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to an underlying fund's foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the underlying fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid
(harder to sell) and more volatile than many U.S. securities.
This means an underlying fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CALIFORNIA

Since the Franklin Flex Cap Growth Fund may invest a substantial portion of its assets in the equity securities of California companies, events and conditions in California are likely to affect the investments and performance of this underlying fund and, indirectly, of the Fund. These events may include changes in economic and political conditions within that state, which are unpredictable and can change at any time. For example, adverse economic conditions in Asia could lead to a drop in Californian exports, which would hurt the manufacturing, technology and other California industries dependent upon exports. Similarly, service sectors might be adversely affected by a drop in travel.

SECTOR FOCUS

Although the Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly the Fund, is subject to more risk than a fund that maintains broad sector diversification.

TECHNOLOGY COMPANIES

The underlying funds, and in particular the Franklin Flex Cap Growth Fund, may have significant investments in the technology sector. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or rapidly will become obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES. The biotechnology and health technology industries are subject to extensive government regulation. These industries are affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of the Fund's investment in the underlying funds may fluctuate significantly over relatively short periods of time.

FINANCIAL SERVICES COMPANIES

The underlying funds, and in particular the Franklin Flex Cap Growth Fund, may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. As a result, general market and economic conditions as well as other risks specific to the financial services industry may impact the investments and performance of the underlying funds and, indirectly, of the Fund. For example, changes in interest rates and the existence of extensive government regulation can have a negative effect on the profitability of financial services companies. In addition, the financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred, companies continue to consolidate, new products and structures develop and its regulatory framework changes. These changes are likely to have a significant impact on companies in the financial services industry and the underlying funds' investments in such companies, but it is not possible to predict whether the effect will be beneficial or adverse.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions. In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information
(SAI). More detailed information about the underlying funds and their associated risks may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

Because the Fund is new, it has no performance history.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases
Redemption fee on shares sold within 7
calendar days following their purchase date/1

                                                      2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)/2, 3

                                                  ADVISOR CLASS

--------------------------------------------------------------------

Expenses (including administration fees)              1.96%
                                                      0.81%
                                              ----------------------
TOTAL ANNUAL FUND AND UNDERLYING FUNDS
OPERATING EXPENSE                                     2.77%
                                              ======================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The administration fees are based on the Fund's maximum contractual amount. Other expenses are estimated. The administrator has agreed in advance to limit its administration fee and to assume as its own expense certain expenses otherwise payable by the Fund so that the Fund's other expenses (including administration fees) do not exceed 0.04% or that the total annual Fund and underlying funds operating expenses do not exceed 0.88%. After 7/31/05, the administrator may end this arrangement at any time.
3. The fiscal year end of the Fund changed from July 31 to December 31. Annual Fund operating expenses are annualized.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year;

o  The Fund's operating expenses remain the same; and

o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $199      $615     $1,057   $2,285

FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS
             PERIOD ENDED DECEMBER 31,
------------------------------------
                              2004/5
------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             10.00
                            --------
   Net investment income1,      .14
   2
   Net realized and
   unrealized gains            1.16
                            --------
Total from investment
operations                     1.30
                            --------
  Distributions from
  Net investment income        (.08)
  Distributions from net
  realized gains               (.03)
                            --------
Total distributions            (.11)
                            --------
Redemption fees                 --/6
                            --------
Net asset value, end of       11.19
year
                            ========
Total return (%)/3             13.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                        196
Ratios to average net
assets: (%)
   Expenses/4                   1.96/7
  Expenses net of waiver
  and payments by affiliate      .04/7
   Net investment income/2      4.13/7
Portfolio turnover rate (%)      .51

1.  Based on average daily shares outstanding.
2. Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
3. Total return is not annualized for periods of less than one year.
4. Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was .81% for the period ended December 31, 2004.
5. For the period August 2, 2004 (commencement of operations) to December 31, 2004.
6.  Amount is less than $.001 per share.
7.  Annualized.


INFORMATION ABOUT THE UNDERLYING FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The manager may recommend additional or different underlying funds for investment (without the approval of shareholders).

FRANKLIN CAPITAL GROWTH FUND - The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes are positioned for above-average growth in earnings and/or share price and also considers sectors that have growth potential and fast growing, innovative companies within these sectors. The fund, from time to time, may have significant positions in particular sectors such as technology.

FRANKLIN FLEX CAP GROWTH FUND - Under normal market conditions, the fund invests primarily in equity securities of companies that the manager believes have the potential for capital appreciation. The fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. The fund may invest a substantial portion of its assets in equity securities of companies headquartered or conducting a substantial portion of their operations in, or generating a substantial portion of their revenue from business within, the state of California. When suitable opportunities are available, the fund may invest in initial public offerings of securities, and may also invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings. A substantial portion of the fund's investments may be in smaller and mid-size companies.

The fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings, cash flows or assets. The fund, from time to time, may have significant positions in particular sectors such as electronic technology, technology services, biotechnology and health care technology.

FRANKLIN GROWTH FUND - The fund seeks capital appreciation by investing most of its assets in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including: historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry. The fund may invest up to 40% of its assets in foreign securities and up to 40% of its assets in securities of smaller companies.

FRANKLIN INCOME FUND - The fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities. The fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. The fund may invest without limit in securities rated below investment grade and may invest up to 25% of its assets in foreign securities.

MUTUAL SHARES FUND - The fund's principal investment goal is capital appreciation, which may occasionally be short-term; its secondary goal is income. Under normal market conditions, the fund invests mainly in equity securities (including securities convertible into, or that the fund's manager expects to be exchanged for, common or preferred stock) of companies of any nation that the fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The fund expects to invest a significant portion (up to 35%) of its assets in foreign securities and also may invest a significant portion of its assets in small-cap companies.

The fund's manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

TEMPLETON GROWTH FUND - The fund seeks long-term capital growth. Under normal market conditions, the fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets. Additionally, depending upon current market conditions, the fund may invest in debt securities (up to 25% of total assets) of companies and governments located anywhere in the world. The fund may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. In selecting equity investments, the fund's manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

ADMINISTRATION



ADMINISTRATIVE AGREEMENT

Under the Administrative Agreement, FT Services provides certain administrative services and facilities to each Fund. The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports and monitoring compliance with regulatory requirements.

FT Services also monitors the percentage of each Fund's assets allocated to the underlying funds and rebalances each Fund's portfolio wherever the percentage of assets allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.


FT Services may receive assistance, at no charge to the Funds, from its corporate affiliate, Advisers, in monitoring the underlying funds and each Fund's investment in the underlying funds. Together, Advisers and its affiliates manage over $399 billion in assets.


T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS, will oversee the rebalancing process on behalf of FT Services. Mr. Coffey is the portfolio manager for the other funds within the Franklin
Templeton Fund Allocator Series.

ADMINISTRATION FEES

Each Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.


For the fiscal year ended December 31, 2004, administration fees, before any advance waiver, were 0.10% of each Fund's average daily net assets. Under an agreement by the administrator to waive its fees, the Funds paid no administration fees to the administrator for its services. The administrator may end this arrangement at any time upon notice to the Funds' Board of Trustees.


Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the fund's net assets) are set forth below:


UNDERLYING                                                 ANNUAL
FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Capital Growth      Franklin Advisers, Inc.       0.625%/1
                             (Advisers)
Franklin Growth              Franklin Advisory Services,   0.625%/2
                             LLC
                             (Advisory Services)
Franklin Income              Advisers                      0.625%/1
Franklin Flex Cap Growth     Advisers                      0.625%/1
Fund
Mutual Shares                Franklin Mutual Advisers, LLC 0.60%/15
                             (Franklin Mutual)
Templeton Growth             Templeton Global Advisors     0.63%4,/5
                             Limited (TGAL)

1. 0.625% annual rate, calculated monthly based on the month end net assets of the fund up to $100 million, reduced to 0.50% of such net assets in excess of $100 million up to $250 million, and further reduced to 0.45% of such net assets in excess of $250 million.
2. 0.625% annual rate, calculated monthly based on the month end net assets of the fund up to $100 million, reduced to 0.50% of such net assets in excess of $100 million up to $250 million, and further reduced to 0.45% of such net assets in excess of $250 million up to $10 billion, further reduced to 0.44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to 0.42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to 0.40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to 0.38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to 0.36% in excess of $20 billion.
3. 0.625% of the average daily net assets of the fund up to $100 million, 0.50% of the average daily net assets of the fund over $100 million up to $250 million, 0.45% of the average daily net assets of the fund over $250 million up to $10 billion, 0.44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, 0.42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and 0.40% of the average daily net assets of the fund over $15 billion.
4. Effective June 1, 2004, 0.63% of average daily net assets up to and including $1 billion; 0.675% over $1 billion, up to and including $5 billion, 0.60% over $5 billion, up to and including $10 billion, 0.58% over $10 billion, up to and including $15 billion, 0.56% over $15 billion, up to and including $20 billion and 0.54% over $20 billion.
5. Prior to June 1, 2004, 0.75% of the value of average daily net assets up to and including $200 million, reduced to 0.675% of such net assets in excess of $200 million up to $1.3 billion, further reduced to 0.60% of such net assets in excess of $1.3 billion.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.
The August Order also required Advisers to, among other things:

o nhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website.
Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Templeton Services, LLC (FT Services), One Franklin
Parkway, San Mateo, CA 94403-1906, is the Funds' administrator.


DISTRIBUTIONS AND TAXES

THE FOLLOWING RULES APPLY TO THE UNDERLYING FUNDS, AND BY
EXTENSION TO THE COREFOLIO, FOUNDING FUNDS, AND PERSPECTIVES
FUNDS AND THEIR SHAREHOLDERS.

DISTRIBUTIONS. Each Fund intends to pay an income dividend at least quarterly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on September 20th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on September 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. A portion of the income dividends paid to a Fund by an underlying fund, and, in turn, by a Fund to you, may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments by an underlying fund in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by an underlying fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if a Fund owns shares in the underlying fund, and you, in turn, own your shares in the Fund for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Each Fund distributions to you of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains to you are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid to you by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (the 2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will not be subject to a U.S. withholding tax. These exemptions from withholding are effective for the Fund's distributions of income earned in its fiscal year beginning August 1, 2005 and ending in its fiscal year ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800-DIAL BEN for more information on these requirements.
OTHER TAX INFORMATION. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.


o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum initial investment: $1,000.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.


o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments investing in Franklin Templeton funds assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum initial investment: $1 million.


o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.


o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.



BUYING SHARES

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page #). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative
---------------------------------------------------------------------
                    If you have another    Before requesting a
BY PHONE/ONLINE     Franklin Templeton     telephone or online
                    fund account with      purchase into an
(Up to $100,000     your bank account      existing account, please
per shareholder     information on file,   make sure we have your
per day)            you may open a new     bank account information
                    account by phone. At   on file. If we do not
 1-800/632-2301     this time, a new       have this information,
                    account may not be     you will need to send
franklintempleton.  opened online.         written instructions
com                                        with your bank's name
Note: (1) certain   To make a same day     and address and a voided
account types are   investment, your       check or savings account
not available for   phone order must be    deposit slip. If the
online account      received and accepted  bank and Fund accounts
access and (2) the  by us by 1:00 p.m.     do not have at least one
amount may be       Pacific time or the    common owner, your
higher for members  close of the New York  written request must be
of the Valued       Stock Exchange,        signed by ALL fund AND
Investor Program.   whichever is earlier.  bank account owners, and
Please see page #                          each individual must
for more                                   have his or her
information                                signature guaranteed.
regarding
eligibility.                               To make a same day
                                           investment, your phone
                                           or online order must be
                                           received and accepted by
                                           us by 1:00 p.m. Pacific
                                           time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to the Fund.   to the Fund. Include
BY MAIL                                    your account number on
                    Mail the check and     the check.
                    your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
                    Call to receive a      Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
                    instructions.
BY WIRE                                    To make a same day wire
                    Wire the funds and     investment, the wired
1-800/632-2301      mail your signed       funds must be received
(or 1-650/312-2000  application to         and accepted by us by
collect)            Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day
                    wire investment, the
                    wired funds must be
                    received and accepted
                    by us by 1:00 p.m.
                    Pacific time or the
                    close of the New York
                    Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------
                    Call Shareholder       Call Shareholder
                    Services at            Services at
BY EXCHANGE         1-800/632-2301, or     1-800/632-2301, or send
                    send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system       (Please see page # for
                    cannot be used to      information on
                    open a new account.    exchanges.)

                    (Please see page #
                    for information on
                    exchanges.)
---------------------------------------------------------------------


               Franklin Templeton Investor Services
                         P.O. Box 997151,
                     Sacramento, CA 95899-9983
                  Call toll-free: 1-800/632-2301
   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
       or visit us online 24 hours a day, 7 days a week, at
                       franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.
This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information. [End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o  you want to send your proceeds somewhere other     than the
   address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor
Program. Please see page # for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES


If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.


REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement
Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------

THROUGH YOUR
INVESTMENT          Contact your investment
REPRESENTATIVE      representative
----------------------------------------------------------
                    Send written instructions and
BY MAIL             endorsed share certificates (if you
                    hold share certificates) to Investor
                    Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the
                    name(s) and address on the account,
                    or otherwise according to your
                    written instructions.
----------------------------------------------------------
                    As long as your transaction is for
BY PHONE/ONLINE     $100,000 or less, you do not hold
                    share certificates and you have not
1-800/632-2301      changed your address by phone or
                    online within the last 15 days, you
franklintempleton.  can sell your shares by phone or
com                 online. The amount may be higher for
                    members of the Valued Investor
                    Program.  Please see page [xx] for
                    more information regarding
                    eligibility.

                    A check will be mailed to the
                    name(s) and address on the account.
                    Written instructions, with a
                    signature guarantee, are required to
                    send the check to another address or
                    to make it payable to another
                    person.
----------------------------------------------------------
                    You can call, write, or visit us
BY ELECTRONIC FUNDS online to have redemption proceeds
TRANSFER (ACH)      sent to a bank account. See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to send written
                    instructions with your bank's name
                    and a voided check or savings
                    account deposit slip. If the bank
                    and Fund accounts do not have at
                    least one common owner, you must
                    provide written instructions signed
                    by ALL fund AND bank account owners,
                    and each individual must have his or
                    her signature guaranteed.

                    If we receive your request in proper
                    form by 1:00 p.m. Pacific time,
                    proceeds sent by ACH generally will
                    be available within two to three
                    business days.
----------------------------------------------------------

                    Obtain a current prospectus for the
BY EXCHANGE         fund you are considering.
                    Prospectuses are available online at
                    franklintempleton.com.

                    Call Shareholder Services at the
                    number below or send signed written
                    instructions. You also may place an
                    exchange order online.  See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be
                    processed.
----------------------------------------------------------

          Franklin Templeton Investor Services P.O. Box 997151,
                        Sacramento, CA 95899-9983
                     Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
          or visit us online 24 hours a day, 7 days a week, at
                       franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]



Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Funds for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction.
Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.


MARKET TIMING TRADING POLICY
The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing
Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of each Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the underlying funds' portfolio holdings exposes the underlying funds to "arbitrage market timers," the value of the underlying funds' shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since some of the underlying funds invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the underlying funds' international portfolio securities trade and the time as of which the underlying funds' NAV is calculated. Arbitrage market timers may purchase shares of the underlying funds based on events occurring after foreign market closing prices are established, but before calculation of the underlying funds' NAV. One of the objectives of the underlying Fund's' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation of Foreign Securities - Potential impact of time zones and market holidays").

Since some of the underlying funds may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds.
An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the underlying funds' net asset value and the latest indications of market values for those securities. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The underlying funds are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the underlying funds'
    Market Timing Trading Policy;

o   assessing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the underlying funds in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by each Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


REDEMPTION FEE


REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.


This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.


REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since some of the underlying funds may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the underlying funds determines their NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS

They portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option an underlying fund holds is its last sale price on the relevant exchange before the underlying fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the underlying fund values the option within the range of the current closing bid and ask prices if the underlying fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as: repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the US dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

SECURITY VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF
TIME ZONES AND MARKET HOLIDAYS.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by an underlying fund. As a result, the underlying fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the underlying fund may seek to take advantage of discrepancies in the value of the underlying fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable the portfolio securities at the time the underlying fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the underlying fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the underlying fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the underlying funds' portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in underlying fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the underlying funds' NAV is not calculated. Thus, the calculation of the underlying funds' NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the underlying funds' fair value procedures established and approved by the board of trustees.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see
"Telephone/Online Privileges" on page #).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o  Exchange  shares  from  a  jointly  registered  Fund  account requiring all registered  owner  signatures into an identically
   registered   money  fund   account   that  only   requires  one
   registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                   HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME               TELEPHONE NUMBER     THROUGH FRIDAY)
------------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301        5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R)     5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020        5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040        5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563        6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637        5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301        (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file y#811-7851                        FAS2 PA 05/05






FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND

CLASS A, B, C & R


STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 2005


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goal, Strategies and Risks . . . . . . . . . . . .[#]
Information about the Underlying
 Franklin Templeton funds. . . . . . . . . . . . .[#]
Officers and Trustees. . . . . . . . . . . . . . .[#]
Proxy Voting Policies and Procedures . . . . . . .[#]
Investment Advisory, Asset Allocation
 and Other Services. . . . . . . . . . . . . . . .[#]
Portfolio Transactions. . . . . . . . . . . . . . [#]
Distributions and Taxes. . . . . . . . . . . . . .[#]
Organization, Voting Rights and
 Principal Holders. . . . . . . . . . . . . . . . [#]
Buying and Selling Shares. . . . . . . . . . . . .[#]
The Underwriter . . . . . . . . . . . . . . . . . [#]
Performance. . . . . . . . . . . . . . . . . . . .[#]
Miscellaneous Information. . . . . . . . . . . . .[#]


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


                                                                  FAS SAI 12/05


GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Pursuant to an exemptive order issued by the SEC (Investment Company Act Release No. IC-22022, June 17, 1996) each Fund may (i) purchase more than 3% of the outstanding voting securities of any underlying fund, (ii) invest more than 5% of its assets in any one underlying fund and (iii) invest substantially all of its assets in the underlying funds.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Notwithstanding the following investment restrictions, the underlying funds have adopted certain investment restrictions, which may be more or less restrictive than those listed below, thereby permitting a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed below. The investment restrictions of the underlying funds are located in their respective SAIs.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is the highest level of long-term total return that is consistent with an acceptable level of risk.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 33 1/3% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. Each Fund may (a) borrow in connection with short sales and "short sales against the box"; (b) borrow from banks or other persons to the extent permitted by applicable law;
(c) enter into reverse repurchase agreements; (d) obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities; and (e) make margin payments in connection with futures, options and currency transactions.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests, except that the Fund could own real estate directly as a result of a default on debt securities it owns. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as is consistent with the Fund's investment goal, and except that the Fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton funds to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), and any rules or orders thereunder.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that the Fund may borrow as permitted by these restrictions.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Each Fund pursues its investment goal by investing primarily in a combination of Franklin Templeton funds (underlying funds). Each Fund may also invest up to 5% of its assets directly in the types of securities in which the underlying funds invest and may engage directly in the types of investment strategies employed by the underlying funds. These strategies include investments in futures and related options for the purpose of managing the desired effective asset allocation of the Funds. In addition, each Fund may hedge its investments to protect the Fund against a decline in market value. For more information on how the underlying funds invest their assets, see "Information about the Underlying Franklin Templeton funds."

The value of your shares will increase as the value of the underlying funds owned by a Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the underlying funds owned by a Fund.

Each Fund may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds. Securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

The Funds invest in Class Z shares of Mutual Discovery Fund, Mutual European Fund, Mutual Financial Services Fund and Mutual Shares Fund, Class A shares of Franklin Strategic Mortgage Portfolio (the only class of shares available for this Fund) and Advisor Class shares of other underlying funds. The Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

DERIVATIVE SECURITIES Options and futures are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Funds enter into these transactions, their success will depend on the manager's ability to predict market movements.

ILLIQUID INVESTMENTS Each Fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS
-------------------------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.

HIGH YIELD, FIXED-INCOME SECURITIES

The market value of high yield lower-quality, fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality fixed-income securities also tend to be more sensitive to economic conditions than higher-quality fixed-income securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in an underlying fund's portfolio defaults, the underlying fund may have unrealized losses on the security, which may lower the fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the underlying fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the underlying fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund or underlying fund. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the investment manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the underlying fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

Some of the underlying funds may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended, which entails special responsibilities and liabilities. A fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Some of the underlying funds may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur.

Factors adversely impacting the market value of high yield securities may lower the underlying fund's net asset value per share. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

OPTIONS ON SECURITIES AND SECURITIES INDICES

CALL AND PUT OPTIONS ON SECURITIES. Certain underlying funds may write covered put and call options and purchase put and call options that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market.

WRITING CALL AND PUT OPTIONS. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period.

A call option written by an underlying fund is covered if the fund (a) owns the underlying security that is subject to the call; (b) has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (c) has cash and/or liquid assets with a value determined on a daily basis equal to the fund's obligation under the call option and such cash or liquid assets are segregated by appropriate notation on the books of the fund or its custodian. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference, marked-to-market daily, is held in cash or liquid assets that are segregated by appropriate notation on the books of the fund or its custodian.

A put option written by an underlying fund is covered if the fund segregates cash or liquid assets with a value equal, marked-to-market daily, to the amount by which the market value of the underlying securities is less than their value at the exercise price of the written put by appropriate notation on the books of the fund or its custodian. A put is also covered if the fund holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the funds believe that option obligations that are covered, either by an offsetting asset or right (acquiring the stock subject to the option or purchasing an offsetting option position), or by the funds' segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the purchaser of the option may exercise the option by an exercise notice to the writer at any time prior to the termination of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security to the purchaser of the option. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security, from the purchaser of the option at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by an underlying fund.

Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Funds to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments and/or any cash or other liquid assets that are segregated to provide cover for the option to be no longer segregated. If the Funds desire to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The underlying fund will realize a profit from a closing transaction if the value of the transaction (taking into account transaction costs) is less than the premium received from writing the option or is more than the premium paid to purchase the option. Likewise, the fund will realize a loss from a closing transaction if the value of the transaction (taking into account transaction costs) is more than the premium received from writing the option or is less than the premium paid to purchase the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless to the purchaser and the fund's gain will be the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price. The fund's return will be the premium received from writing the put option minus the amount by which the market value of the security is below the value at the exercise price.

BUYING CALL AND PUT OPTIONS. Certain of the underlying funds may buy call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The underlying fund, for example, may buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. The underlying fund may sell a put option of the same series it has previously purchased prior to the sale of the security underlying the option. The sale of the put option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option previously purchased. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the underlying fund must buy, or has the right to sell, under the put option.

OPTIONS ON STOCK INDICES. Certain of the underlying funds may also buy and write call and put options on stock indices. Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the underlying fund writes an option on a stock index, it will segregate, by appropriate notation on the books of the fund or its custodian, cash or liquid assets in an amount at least equal to the value, marked-to-market daily, of any obligation of the fund under the option based on the difference between the market value of, and the value based on the exercise price of, the underlying stock index. The fund will maintain the segregated assets while the option is open or will otherwise cover the transaction by an offsetting option position.

OVER-THE-COUNTER (OTC) OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options that trade in the over-the-counter market. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options differ from exchange-traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is the risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid a premium in advance by the dealer. (For additional risks relating to OTC options, see "Risk Factors and Considerations Regarding Options, Futures and Options on Futures.")

FORWARD CONVERSIONS. Certain of the underlying funds may engage in forward conversions. In a forward conversion, the underlying fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums that may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security.

The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the fund's total return if the conversion is terminated prior to the expiration date of the option. In such event, the fund's return on forward conversions may be greater or less than it would have been if it had hedged the security only by purchasing put options.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the underlying fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the underlying fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

FUTURES TRANSACTIONS

Certain of the underlying funds may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock and bond index futures contracts; and (v) options on stock and bond index futures contracts (collectively, "Futures Transactions"). These underlying funds may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (CFTC) for sale to customers in the U.S., on foreign exchanges.

To the extent an underlying fund enters into a futures contract, it will segregate assets on the books of the Fund or its custodian, to the extent required by the rules of the SEC, to cover its obligations with respect to such contract which will consist of cash, cash equivalents or liquid assets from its portfolio in an amount equal to the market value, marked-to-market daily, of such futures contract or its obligations under a related option. The amount a fund segregates on the books of the fund or of the fund's custodian to cover the fund's obligations with respect to the fund's investment in a futures contract will be reduced, as permitted by the federal securities laws, by the amount of initial and variation margin held, during the term of the futures contract, by the futures commission merchant (FCM) that handles the futures contract. The amount of initial and variation margin required by the FCM is based on the requirements of the contract market on which the futures contract is traded and of the FCM. The variation margin is marked-to-market each day and the fund will be required to add to, or will receive a return of, amounts held as variation margin by the FCM based on decreases or increases, respectively, in the value of the futures contract for the fund. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the funds believe that futures obligations that are covered, either by an offsetting asset or right, or by a fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an underlying fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars or a security denominated in such currency that the fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or loss. While each underlying fund's futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give an underlying fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currency, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

INTEREST RATE FUTURES AND OPTIONS. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

An underlying fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

For example, the underlying fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. Certain of the underlying funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND OPTIONS ON SUCH FUTURES. Certain of the underlying funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The underlying fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. Certain of the underlying funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. Certain of the underlying funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the underlying funds or which are not currently available but that may be developed, to the extent such opportunities are both consistent with the underlying fund's investment goals and legally permissible for the fund.

SWAP AGREEMENTS Some of the underlying funds may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in a security or instrument. Other purposes are managing tax outcomes or cash positions.

Swap agreements are contracts between the underlying fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument.
Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The underlying funds will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis. To limit potential leveraging of the fund's portfolio, the fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the fund designates the segregated assets by appropriate notation on the books of the fund or its custodian. To the extent the fund enters into swap agreements for good faith hedging purposes and the fund's swap obligations are fully covered by an offsetting asset or right of the fund, the obligations will not be subject to the fund's segregated assets procedures. The manager and the underlying funds believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the underlying fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be using other investments.

The risk of loss to the underlying fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the entire amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the underlying fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

The underlying fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit an underlying fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS Certain underlying funds may participate in interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will only enter into interest rate swaps on a net basis. The obligations to make or receive repayment of principal on the underlying securities are not exchanged. Interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

FOREIGN CURRENCY SWAPS Some underlying funds may participate in currency swaps. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from Standard & Poor's Rating Group or P-1 from Moody's Investors Service, or are of equal credit quality.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the underlying funds if they are unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the underlying fund's swap transactions or cause the underlying fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the underlying fund to experience losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

CURRENCY TRANSACTIONS

Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.

FORWARD CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES CONTRACTS. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

An underlying fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the fund's investment manager (or sub-adviser) determines that there is a pattern of correlation between the two currencies. Certain of the underlying funds may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a fund's portfolio. The fund's custodian will place cash or securities into a segregated account of each fund in an amount equal to the value of the fund's total assets committed to the forward foreign currency exchange contracts requiring each fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While an underlying fund may enter into forward contracts to reduce currency exchange rate risks, transactions in forward contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause a fund to sustain losses that will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON. Certain of the underlying funds may also engage in futures contracts on foreign currencies and related options transactions. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The underlying funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment manager (or sub-adviser) believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that each fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each fund's foreign assets.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options on foreign currencies. The underlying funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the fund may purchase call options on currency for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the fund's portfolio.

A call option written by a fund obligates the fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the fund would obligate the fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. This purchase is referred to as "closing purchase transaction." The fund would also be able to enter into a closing sale transaction in order to realize a gain or minimize a loss on an option purchased by the fund.

The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the fund's position.

The underlying fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated (protective puts). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency. Foreign currency options to be written or purchased by the fund will be traded on U.S. or foreign exchanges or over-the-counter.

Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

RISK FACTORS AND CONSIDERATIONS REGARDING OPTIONS, FUTURES AND OPTIONS ON
FUTURES

With respect to an underlying fund's hedging strategies, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the underlying fund's investment manager is not successful in employing such instruments in managing the fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, the fund will pay commissions and other costs in connection with the investments, which may increase the fund's expenses and reduce the return. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. There are, however, risks involved in these transactions as discussed above.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities or foreign currency exposure.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange of the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In the case of futures, the CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The underlying funds do not believe that these trading and positions limits will have an adverse impact on a fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

CONVERTIBLE SECURITIES

Certain of the underlying funds may invest in convertible securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If an investment bank issues the convertible security, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Some of the underlying funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide investors with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Some of the funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by a name such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the underlying funds. A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet its liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. Some funds may invest portions of their assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for the purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote a fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component, will decline.

INVESTMENTS IN FOREIGN SECURITIES

Securities that are acquired by an underlying fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Investments by the underlying funds in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

INVESTMENTS IN EASTERN EUROPE AND RUSSIA. Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Certain of the underlying funds may invest a portion of their assets in Russian securities, subject to the availability of an eligible foreign subcustodian approved by a fund's custodian in accordance with Rule 17f-5 and Rule 17f-7 under the 1940 Act. There can be no assurance that appropriate subcustody arrangements will be available to the funds if and when one or more of the funds seeks to invest a portion of its assets in Russian securities.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade; (x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the underlying fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the underlying fund from investing in the securities of certain Russian companies deemed suitable by its investment manager. Further, this could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

INVESTMENTS IN LATIN AMERICA. Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U.S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political and social instability than is the case in the U.S., Japan or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and
(vi) drug trafficking.

FOREIGN CURRENCY FLUCTUATIONS. Because certain of the underlying funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the underlying funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

GOLD BULLION

As a means of seeking its principal goal of capital appreciation, the Franklin Gold and Precious Metals Fund may invest a portion of its assets in gold bullion and in exchange-traded funds backed by gold bullion reserves and may hold a portion of its cash in foreign currency in the form of gold coins. The fund has not used these techniques recently but may use them if it determines that they could help the fund achieve its goals. There is, of course, no assurance that such investments will provide capital appreciation. The fund's ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as well as the diversification requirements of the 1940 Act.

The fund will invest in gold bullion when the prospects of these investments are, in the opinion of the fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market.

It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

EXCHANGE-TRADED FUND SHARES. The Franklin Gold and Precious Metals Fund may invest indirectly in gold bullion through the purchase of shares of an exchange-traded fund. An exchange-traded fund is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because an exchange-traded fund has operating expenses and transaction costs, while the price of gold bullion does not, an exchange-traded fund will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each exchange-traded fund share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Exchange-traded funds that invest in gold bullion generally are not regulated as investment companies under the 1940 Act.

An investment in an exchange-traded fund is subject to all of the risks of investing in the assets held by the exchange-traded fund. In addition, the market value of the exchange-traded fund shares may differ from their net asset value because the supply and demand in the market for exchange-traded fund shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of exchange-traded fund shares should in most cases be small. Under certain circumstances, an exchange-traded fund could be terminated. Should termination occur, the exchange-traded fund could have to liquidate its holdings at a time when the price of gold is falling.

WARRANTS

A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the underlying fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

INVESTMENT COMPANY SECURITIES

Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

SHORT-SELLING

In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Until an underlying fund replaces a borrowed stock, the fund will designate liquid assets it owns as segregated assets on the books of the broker and/or its custodian in an amount equal to its obligation to purchase the stock sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the fund's obligation to purchase the stock sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the stock sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. A fund is also required to repay the lender of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The managers of the underlying funds have adopted short sale procedures to prevent the short sale of a security by the fund where another client of the manager also holds that security. The procedures prohibit the execution of short sales by the fund when there are open buy or sell orders or current long portfolio holdings in the same security or economic equivalent (e.g., a bond convertible into common stock) on the same trading desk on which the manager places trades or in the portfolios of other accounts managed by the manager. In addition, the procedures prohibit the execution of purchases and sales when there are open short sale orders in the same security on the same trading desk on which the manager places trades.

REVERSE REPURCHASE AGREEMENTS

A number of the underlying funds may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When entering into reverse repurchase transactions, cash or securities of a dollar amount equal in value to the funds' obligation under the agreement, including any earned but unpaid interest, will be maintained in a segregated account with each fund's respective custodian bank. The value of the securities subject to the reverse repurchase agreement will be determined daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

EQUIPMENT RELATED INSTRUMENTS

Some of the underlying funds may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

STANDBY COMMITMENT AGREEMENTS

Franklin Natural Resources Fund may from time to time enter into standby commitment agreements. Such agreements commit the fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price that is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of other illiquid portfolio securities, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times maintain a segregated account with its custodian bank of cash, cash equivalents, U.S. government securities or other high-grade securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRUCTURED INVESTMENTS

Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a fund's restriction on investments in illiquid securities.

U.S. TREASURY ROLLS

Some of the underlying funds may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

LOANS OF PORTFOLIO SECURITIES

To generate additional income, each of the underlying funds (except Franklin U.S. Government Securities Fund) may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of each of Franklin's AGE High Income Fund's, Franklin Gold and Precious Metals Fund's, Franklin Capital Growth Fund's, Franklin Growth Fund's, Franklin Real Estate Securities Fund's, Franklin Limited Maturity U.S. Government Securities Fund's, Franklin Strategic Mortgage Portfolio's and Franklin Utilities Fund's total assets, 20% of Franklin Small-Mid Cap Growth Fund's and Franklin Small Cap Growth Fund II's total assets, 25% of Franklin Small Cap Value Fund's total assets, 30% of Franklin Templeton Hard Currency Fund's total assets, 33% of Franklin Natural Resources Fund's total assets, and 33 1/3% of Franklin Floating Rate Daily Access Fund's, Franklin Aggressive Growth Fund's, Franklin Global Aggressive Growth Fund's, Franklin Global Growth Fund's, Franklin Technology Fund's, Franklin Total Return Fund's, Templeton China World Fund's, Templeton Developing Markets Trust's, Templeton Foreign Smaller Companies Fund's, Templeton Global Bond Fund's and Templeton International (Ex EM) Fund's total assets; all at the time of the most recent loan. Mutual Shares Fund, Mutual Discovery Fund, Mutual Financial Services Fund and Mutual European Fund intend to limit such lending to 5% of their respective total assets at the time of the most recent loan.

For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 100% of the market value of the loaned securities.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors or trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

ILLIQUID SECURITIES

Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, the boards have authorized certain underlying funds to invest in certain restricted securities where such investment is consistent with the fund's investment goals and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

BORROWING

As a fundamental investment restriction, the underlying funds (except Franklin Small Cap Value Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund, Templeton Developing Markets Trust, Templeton Global Bond Fund and Templeton International (Ex EM) Fund) may not borrow money, except for temporary or emergency purposes up to the following amounts:
Franklin Capital Growth Fund, Franklin Growth Fund, Franklin Utilities Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin U.S. Government Securities Fund, Franklin's AGE High Income Fund, Franklin Gold and Precious Metals Fund - 5% of total assets; Templeton Foreign Fund - 5% of total assets for purposes of redeeming their shares for cancellation; Franklin Small-Mid Cap Growth Fund, Franklin Real Estate Securities Fund, Templeton Foreign Smaller Companies Fund - 10% of total assets; Franklin Strategic Mortgage Portfolio - 20% of total assets; Franklin Total Return Fund - 30% of total assets; Franklin Natural Resources Fund - 33% of total assets; and Franklin Global Aggressive Growth Fund, Franklin Global Growth Fund, Franklin Templeton Hard Currency Fund and Franklin Small Cap Growth Fund II - 33 1/3% of total assets.

Franklin Aggressive Growth Fund, Franklin Floating Rate Daily Access Fund, Franklin Small Cap Value Fund, Templeton China World Fund, Templeton Developing Markets Trust and Templeton International (Ex EM) Fund may borrow money in an amount not exceeding 33 1/3% of their total assets; Templeton Global Bond Fund may borrow money in an amount not exceeding 30% of its assets (however, the fund's board of trustees has adopted a policy of limiting the fund's borrowing to 5% of its net assets to increase holdings of portfolio securities); and Mutual Shares Fund, Mutual Discovery Fund, Mutual Financial Services Fund and Mutual European Fund may borrow up to 33 1/3% of their assets (plus 5% for emergency or short-term purposes).

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY

Certain underlying funds may purchase securities of companies in the financial services industry. There are provisions of the federal securities laws that permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase.

An underlying fund also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and
(3) immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above;
(ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The underlying funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the underlying funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper, Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust, including: CUSTODIAN BANK: [Bank of New York or J.P. Morgan Chase Bank]; INDEPENDENT AUDITOR: [PricewaterhouseCoopers, LLP, Ernst & Young, LLP, or Tait, Weller & Baker]; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS/TRUSTEES COUNSEL:
      [Bleakley, Platt & Schmidt, LLP; or (in case of Mutual), Wolf, Block, Schorr & Solis-Cohen, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co, and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Trust B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.

o     The recipient agrees not to trade on the nonpublic information received.

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the Board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


Franklin Templeton Fund Allocator Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
--------------------------
                                   NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN      OTHER
 NAME, AGE               OF TIME   BY BOARD   DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*      HELD
-----------------------------------------------------------------
Frank H.      Trustee      Since     113       None
Abbott, III                1995
(84)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------

Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (72)                1995                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1995
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Edith E.      Trustee      Since     98        Director,
Holiday (53)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium);
                                               Canadian
                                               National Railway
                                               (railroad); and
                                               White Mountains
                                               Insurance Group
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     113       Director, The
LaHaye (76)                1995                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     142       Director, White
Macklin (76)               1995                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN      OTHER
 NAME, AGE               OF TIME   BY BOARD   DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*      HELD
-----------------------------------------------------------------

**Charles B.  Trustee and  Since     142       None
Johnson (72)  Chairman of  1995
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   125       None
Johnson, Jr.  President    since
(64)          and Chief    1995,
One Franklin  Executive    and
Parkway       Officer      President
San Mateo,    -Investment  and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       None
Burns (59)    President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       None
Davis         Compliance   July 2004 Applicable
(52)          Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       None
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  None
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       None
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Director, FTI
Magdol (67)   President -  2002      ApplicableBanque, Arch
600 Fifth     AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       None
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' adviser and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $130 per quarter plus $110 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to each Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                     BOARDS IN
                        TOTAL FEES  RECEIVED FROM    FRANKLIN
                         RECEIVED     FRANKLIN      TEMPLETON
                         FROM THE     TEMPLETON    INVESTMENTS
NAME                      TRUST/1   INVESTMENTS/2    ON WHICH
                            ($)          ($)       EACH SERVES/3
----------------------------------------------------------------------
Frank H. Abbott, III      787           181,601          27
Harris J. Ashton          816           370,100          46
S. Joseph Fortunato       773           372,100          47
Edith E. Holiday        1,421           360,527          33
Frank W.T. LaHaye         812           183,598          29
Gordon S. Macklin         793           368,101          46

1. For the fiscal year ended December 31, 2005.
2. For the calendar year ended December 31, 2004.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.



INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------

                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN EACH FUND      COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None           Over $100,000
Harris J. Ashton                   None           Over $100,000
S. Joseph Fortunato                None           Over $100,000
                            Growth Target Fund
Edith E. Holiday            $10,001 - $50,000     Over $100,000
Frank W.T. LaHaye                  None           Over $100,000
Gordon S. Macklin                  None           Over $100,000


INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN EACH FUND      COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
Rupert H. Johnson, Jr.            None           Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ended December 31, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.
In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


INVESTMENT ADVISORY,
ASSET ALLOCATION AND OTHER SERVICES
---------------------------------------------------------------------------

INVESTMENT MANAGER AND SERVICES PROVIDED Each Fund's investment manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Pursuant to the investment advisory and asset allocation agreement with the Funds, the manager will determine how each Fund's assets will be invested pursuant to the investment goal and policies of the Fund. The manager will determine (a) the percentage range of assets of any Fund that may be invested in U.S. and foreign equity, fixed income, and money market securities, (b) the underlying Franklin Templeton funds in which the Funds may invest, and (c) the percentage of assets that may be invested by each Fund in any one underlying Franklin Templeton fund. To the extent that the Funds invest directly in securities and engage directly in various investment practices, the manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect each Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Funds' management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Funds' investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Funds' investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to a Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Conservative Target Fund was considered in reference to a peer group of income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to income funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o PERFORMANCE. Performance of the Growth Target Fund was considered in reference to a performance universe of retail and institutional global flexible portfolio funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this performance universe, in comparison to those particular indices relevant to retail and institutional global flexible portfolio funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o PERFORMANCE. Performance of the Moderate Target Fund was considered in reference to a peer group of multi-cap core funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short- term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap core funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged each Fund in relation to those within the relevant fund expense group, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group or performance universe in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

ASSET ALLOCATION FEES The manager receives no fees from the Funds for the services provided under the investment advisory and administrative services agreement, except for the asset allocation services, which are provided to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.


For the period August 1, 2004 to December 31, 2004 and the last three fiscal years ended July 31, 2004, 2003 and 2002, each Fund paid the following asset allocation fees:

                                 ASSET ALLOCATION SERVICES FEES PAID ($)
                     DECEMBER 31,  JULY 31, 2004   JULY 31, 2003  JULY 31, 2002
                         2004*
-----------------------------------------------------------------------------
Conservative Target
Fund/1                 163,844       289,629       148,485       104,237
Moderate Target Fund/2 349,243       595,109       328,735       260,963
Growth Target Fund/3   264,314       481,253       267,374       243,808

* Annualized
1. For the period August 1, 2004 to December 31, 2004, and the fiscal years ended July 31, 2004, 2003, and 2002, asset allocation fees, before any advance waiver, totaled $205,761, $364,547, $187,009 and $131,082, respectively. Under an agreement by the manager to limit its fees, the Fund paid the asset allocation fees shown.
2. For the period August 1, 2004 to December 31, 2004, and the fiscal years ended July 31, 2004, 2003, and 2002, asset allocation fees, before any advance waiver, totaled $390,976, $666,975, $366,881, and $291,602, respectively. Under an agreement by the manager to limit its fees, the Fund paid the asset allocation fees shown.
3. For the period August 1, 2004 to December 31, 2004, and the fiscal years ended July 31, 2004, 2003,2002, asset allocation fees, before any advance waiver, totaled $279,281, $508,939, $282,470, and $257,335 respectively.
Under an agreement by the manager to limit its fees, the Fund paid the asset allocation fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' cash, pending investment in shares of the underlying funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The following discussion addresses circumstances where a fund directly purchases securities or engages in certain investment strategies.

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction in circumstances where the fund purchases securities directly and not through the underlying Franklin Templeton funds, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.


As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the fiscal years ended December 31, 2004, 2003 and 2002, the Funds did not pay any brokerage commissions.

As of December 31, 2004, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

THE FOLLOWING RULES APPLY TO THE UNDERLYING FUNDS, AND BY EXTENSION TO THE CONSERVATIVE TARGET, MODERATE TARGET AND GROWTH TARGET FUNDS AND THEIR SHAREHOLDERS.

MULTICLASS DISTRIBUTIONS The underlying funds calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share paid by the underlying funds to the Funds, and, in turn, by the Funds to you, will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund invests primarily in a combination of Franklin Templeton funds (underlying funds), but may also invest directly in the types of securities that these underlying funds invest. The underlying funds receive income generally in the form of dividends and interest on their investments. This income, together with any income earned on direct investments, less expenses incurred in the operation of a Fund, constitutes each Fund's net investment income. This net investment income is used to pay dividends to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The underlying funds may realize capital gains and losses in connection with sales of their portfolio securities. Any net capital gains may be distributed by the underlying funds to each Fund as a capital gain distribution. A Fund may also derive capital gains and losses in connection with sales of shares in the underlying funds, or from sales of shares directly held. These gains and losses are combined within each Fund into net short-term and net long-term capital gains and losses. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by an Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of your Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the underlying fund's investments in foreign securities, and by extension, to each Fund's investment in shares of the underlying funds.

EFFECT OF FOREIGN WITHHOLDING TAXES. An underlying fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These taxes will decrease the amount of income available for distribution to a Fund, and, in turn, could reduce an Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the underlying funds. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to each Fund as ordinary income, and any losses reduce an underlying fund's ordinary income otherwise available for distribution to a Fund. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. An underlying fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each underlying fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that an underlying fund is required to distribute, even though it has not sold the securities. These gains and losses may affect the ordinary income of a Fund that would be available for distribution to you. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income, qualified interest income, designated short-term capital gain dividends or capital gain dividends (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Fund shareholders should be aware that these wash sale rules apply as well to each Fund's investment in its underlying funds. To the extent that a Fund buys additional shares in an underlying fund within 30 days before or after the sale of these shares, any loss on the sale will be disallowed and added to the Fund's basis in the new shares. These rules may reduce the amount of losses on a Fund's sale of shares in the underlying funds that otherwise would be available to offset capital gains on the sale of these or other shares.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a fund to non-U.S. investors. Capital gain distributions paid by a fund from net long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from this withholding tax dividends paid by a fund from INTEREST INCOME AND NET SHORT-TERM CAPITAL GAINS TO THE EXTENT THAT SUCH INCOME WOULD BE EXEMPT IF EARNED DIRECTLY BY THE NON-U.S. INVESTOR. THUS, CAPITAL GAIN DISTRIBUTIONS PAID OUT OF NET LONG-TERM CAPITAL GAINS, AND ORDINARY INCOME DIVIDENDS PAID OUT OF NET SHORT-TERM CAPITAL GAINS (OTHER THAN CERTAIN GAINS REALIZED ON THE
DISPOSITION OF U.S. REAL PROPERTY INTERESTS) ARE NOT SUBJECT TO U.S. TAX WITHHOLDING UNLESS ONE OF THE FOLLOWING CONDITIONS APPLY:

o THE GAIN IS EFFECTIVELY CONNECTED WITH THE CONDUCT OF A TRADE OR BUSINESS IN THE UNITED STATES,

o YOU ARE A NON-RESIDENT ALIEN INDIVIDUAL PRESENT IN THE U.S. FOR A PERIOD OR PERIODS AGGREGATING 183 DAYS OR MORE DURING THE TAXABLE YEAR IN WHICH YOU RECEIVE THE DISTRIBUTIONS, OR

o AS A NON-U.S. INVESTOR, YOU HAVE FAILED TO MEET YOUR NON-U.S. TAX CERTIFICATION REQUIREMENTS, AND ARE THEREFORE SUBJECT TO BACKUP WITHHOLDING.

SIMILARLY, INTEREST-RELATED DIVIDENDS PAID BY A FUND FROM QUALIFIED INTEREST INCOME ARE NOT SUBJECT TO U.S. WITHHOLDING TAX. THE AGGREGATE AMOUNT THE FUND MAY DESIGNATE AS AN INTEREST-RELATED DIVIDEND IS LIMITED TO THE FUND'S QUALIFIED NET INTEREST INCOME, WHICH EQUALS THE FUND'S QUALIFIED INTEREST INCOME LESS ALLOCABLE EXPENSES. "QUALIFIED INTEREST INCOME" INCLUDES, IN
GENERAL:  1) BANK DEPOSIT INTEREST, 2) SHORT-TERM ORIGINAL ISSUE DISCOUNT
(OID), 3) INTEREST (INCLUDING OID, MARKET OR ACQUISITION DISCOUNT) ON AN OBLIGATION IN REGISTERED FORM (UNLESS IT IS EARNED ON AN OBLIGATION ISSUED BY A CORPORATION OR PARTNERSHIP IN WHICH THE FUND IS A 10-PERCENT SHAREHOLDER OR PARTNER), AND 4) ANY INTEREST-RELATED DIVIDEND PASSED THROUGH FROM ANOTHER REGULATED INVESTMENT COMPANY. PAYMENTS OF U.S.-SOURCED INTEREST THAT ARE EFFECTIVELY CONNECTED WITH A U.S. TRADE OR BUSINESS ARE NOT ALLOWED THIS EXEMPTION.

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

THESE INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDEND WITHHOLDING TAX EXEMPTIONS APPLY TO DIVIDENDS PAID BY AN UNDERLYING FUND TO A FUND, AND, IN TURN, TO DIVIDENDS PAID BY YOUR FUND TO YOU. THEY ARE EFFECTIVE FOR DIVIDENDS PAID WITH RESPECT TO INCOME EARNED IN THE FISCAL YEAR OF THE FUND BEGINNING AUGUST 1, 2005 AND ENDING AT THE END OF ITS FISCAL YEAR 2008 ON JULY 31 OF THAT YEAR.

THE 2004 TAX ACT ALSO PROVIDES A PARTIAL EXEMPTION FROM U.S. ESTATE TAX FOR SHARES IN A FUND HELD BY AN ESTATE OF A NON-RESIDENT DECEDENT. THE AMOUNT TREATED AS EXEMPT IS BASED ON THE PROPORTION OF THE ASSETS HELD BY THE FUND AT THE END OF THE QUARTER IMMEDIATELY PRECEDING THE DECEDENT'S DEATH THAT ARE TREATED AS PROPERTY GENERATING QUALIFIED INTEREST INCOME. THIS PROVISION APPLIES TO DECEDENTS DYING AFTER DECEMBER 31, 2004 AND BEFORE JANUARY 1, 2008.

BACKUP WITHHOLDING By law, a fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. It is anticipated, however, that no portion of a Fund's distributions to you will qualify for exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the underlying funds invest in direct obligations of the U.S. government, a Fund does so only indirectly by investing in its underlying funds.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by an underlying fund to a Fund, and, in turn, by the Fund to you, may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o   dividends paid by DOMESTIC corporations, and
o   dividends paid by qualified FOREIGN corporations, including:
    -   corporations incorporated in a possession of the U.S.,
    - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
    - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a fund on debt securities generally will not qualify for this favorable tax treatment.

Both a fund and the investor must meet certain holding period requirements to qualify fund dividends for this treatment. Specifically, the underlying fund must hold its investment in the stock, and the Fund must hold its investment in the underlying fund for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each underlying fund and each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "NON-U.S. INVESTORS" for more information on these dividends.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income and the reduced rate of taxation of long-term capital gains were adopted as part of the 2003 Tax Act, and are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset in taxable years beginning in 2008, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, it is anticipated that a portion of the dividends paid by an underlying fund to each Fund, and, in turn, by the Fund to you, will qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. To the extent that each Fund designates its dividends as qualifying for this deduction, you may be allowed to deduct these dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The underlying funds may invest in complex securities that could require a Fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses its recognizes. These rules could have the following effects:

o They could determine whether gains and losses recognized by the underlying funds are treated as ordinary income or capital gain,

o They could accelerate the recognition of income to the underlying fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions), and

o They could defer the underlying Franklin Templeton fund's ability to recognize losses.

These rules could affect the amount, timing and/or tax character of income realized by an underlying fund and distributed to a Fund. In turn, they could affect the amount, timing and/or character of income distributed to you by your Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Funds are non-diversified series of Franklin Templeton Fund Allocator Series, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 2, 1995, and is registered with the SEC.


Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class R. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:


o Franklin Templeton Conservative Target Fund - Class A
o Franklin Templeton Conservative Target Fund - Class B
o Franklin Templeton Conservative Target Fund - Class C
o Franklin Templeton Conservative Target Fund - Class R

o Franklin Templeton Moderate Target Fund - Class A
o Franklin Templeton Moderate Target Fund - Class B
o Franklin Templeton Moderate Target Fund - Class C
o Franklin Templeton Moderate Target Fund - Class R

o Franklin Templeton Growth Target Fund - Class A
o Franklin Templeton Growth Target Fund - Class B
o Franklin Templeton Growth Target Fund - Class C
o Franklin Templeton Growth Target Fund - Class R

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 1, 2005, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------
CONSERVATIVE TARGET FUND
Hartford Life Insurance               Class A           20.23
FBO HLIC Separate Account TK
Series
P.O. Box 2999
Hartford, CT 06104-2999

CARN & Company 930394010 Trust        Class R           14.07
Fremont Rideout Health General
Pension Plan
P.O. Box 96211
Washington, DC 20090-6211

FTB&T for the Defined                 Class R            5.21
Contribution Services
Auto Stiegler, Inc.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T for the Defined                 Class R            6.18
Contribution Services Seville
Flexpack Corporation 401K Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Ben Turec or Jill Turec               Class R            7.71
FBO Turec Advertising Associates
P/S Plan
9272 Olive Blvd
St. Louis, MO 63132-3204

MODERATE TARGET FUND
Hartford Life Insurance               Class A           20.49
FBO HLIC Separate Account TK
Series
P.O. Box 2999
Hartford, CT 06104-2999

CARN & Company 930394010 Trust        Class R           12.33
Fremont Rideout Health General
Pension Plan
P.O. Box 96211
Washington, DC 20090-6211

FTB&T for the Defined                 Class R            5.52
Contribution Services Children's
Home Society of Florida
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T for the Defined                 Class R            5.38
Contribution Services
Infra-Metals Co.
401k Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

GROWTH TARGET FUND
Hartford Life Insurance               Class A           21.88
FBO HLIC Separate Account TK
Series
P.O. Box 2999
Hartford, CT 06104-2999

FTB&T for the Defined                 Class R            5.33
Contribution Services Children's
Home Society of Florida
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T for the Defined                 Class R           12.01
Contribution Services Halron Oil
Company Inc. Retirement Savings
Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 90 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Funds before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.


   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.


o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Funds are a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform.


o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Class A shares at NAV are available for:

o  Employer Sponsored Retirement Plans with assets of $1 million or more; or


o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or


o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.



SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.


Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended.


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received
(a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Funds have the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Funds to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Funds be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Funds the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.



THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the period August 1, 2004 to December 31, 2004, and the fiscal years ended July 31, 2004, 2003, and 2002:

                                                        AMOUNT RECEIVED
                                                         IN CONNECTION
                            TOTAL      AMOUNT RETAINED       WITH
                         COMMISSIONS   BY DISTRIBUTORS  REDEMPTIONS AND
                         RECEIVED ($)        ($)        REPURCHASES ($)
 ------------------------------------------------------------------------
 DECEMBER 31, 2004*
 Conservative Target
 Fund                      314,244         49,919            13,544
 Moderate Target Fund      532,888         84,133            15,912
 Growth Target Fund        298,352         40,330             7,565

 JULY 31, 2004
 Conservative Target
 Fund                    1,017,439        149,530            23,577
 Moderate Target Fund    1,582,969        227,786            13,464
 Growth Target Fund        952,914        130,040            13,398

 JULY 31, 2003
 Conservative Target
 Fund                      322,562         27,742           15,116
 Moderate Target Fund      439,311         45,264            7,919
 Growth Target Fund        306,510         27,834            7,673

 JULY 31, 2002
 Conservative Target
 Fund                      248,284         19,015            21,425
 Moderate Target Fund      221,569         17,521             8,900
 Growth Target Fund        241,016         23,174             8,994

*For the fiscal year ended December 31, 2004, the amounts shown are annualized.


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities as discussed below. Because Class B is currently closed to new investors, the amounts paid by each Fund under its plans are primarily to pay for ongoing shareholder servicing.


THE CLASS A PLAN. Each Fund may pay up to 0.25% per year of Class A's average daily net assets.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the period August 1, 2004 to December 31, 2004, the annualized amounts paid by the Funds pursuant to the plan were:

                                    CONSERVATIVE   MODERATE    GROWTH
                                       TARGET       TARGET     TARGET
                                        FUND         FUND       FUND
                                         ($)          ($)        ($)
---------------------------------------------------------------------
Advertising                             7,697     11,125     11,032
Printing and mailing prospectuses         231        359        376
  other than to current
shareholders
Payments to underwriters                6,135      7,949      5,356
Payments to broker-dealers            238,356    464,081    360,435
Other                                  11,496     16,336     15,366
                                  ----------------------------------
Total                                 263,915    499,850    392,565
                                  ==================================



THE CLASS B, C AND R PLANS. Each Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the annualized amounts paid by the Funds pursuant to the plan for period August 1, 2004 to December 31, 2004, were:

                                      CONSERVATIVE  MODERATE   GROWTH
                                         TARGET     TARGET     TARGET
                                          FUND       FUND       FUND
                                          ($)         ($)        ($)
----------------------------------------------------------------------
Advertising                                450         678        392
Printing and mailing prospectuses
  other than to current
  shareholders                               5           6          3
Payments to underwriters                   239         359        207
Payments to broker-dealers              21,352      32,637     18,710
Other                                      356         526        305
                                   -----------------------------------
Total                                   22,402      34,206     19,617
                                   ===================================


Under the Class C plan, the annualized amounts paid by the Funds pursuant to the plan for the period August 1, 2004 to December 31, 2004, were:

                                      CONSERVATIVE MODERATE    GROWTH
                                         TARGET     TARGET     TARGET
                                          FUND       FUND       FUND
                                          ($)         ($)        ($)
----------------------------------------------------------------------
Advertising                              8,571      13,666      9,281
Printing and mailing prospectuses
  other than to current
  shareholders                             249         432        289
Payments to underwriters                 5,503       7,631      5,474
Payments to broker-dealers             472,302     813,369    564,484
Other                                    9,643      13,989      9,572
                                   -----------------------------------
Total                                  496,268     849,087    589,100
                                   ===================================


Under the Class R plan, the annualized amounts paid by the Funds pursuant to the plan for the period August 1, 2004 to December 31, 2004, were:

                                     CONSERVATIVE  MODERATE    GROWTH
                                         TARGET     TARGET     TARGET
                                          FUND       FUND       FUND
                                          ($)         ($)        ($)
----------------------------------------------------------------------
Advertising                                869       4,291      2,364
Printing and mailing prospectuses
  other than to current
  shareholders                              28          79         52
Payments to underwriters                 1,179       2,838      1,617
Payments to broker-dealers              37,615      72,892     45,907
Other                                    1,774       4,422      2,651
                                   -----------------------------------
Total                                   41,465      84,522     52,591
                                   ===================================


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Funds began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Funds' Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.



AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended December 31, 2004, were:

                                                            SINCE
                                                          INCEPTION
                                  1 YEAR     5 YEARS       (12/31/96)
 CLASS A                            (%)         (%)           (%)
----------------------------------------------------------------------
Conservative Target Fund           1.75         3.24         6.22
Moderate Target Fund               3.31         2.07         6.17
Growth Target Fund                 4.86        -0.40         5.73


                                                            SINCE
                                                          INCEPTION
                                              1 YEAR      (12/01/03)
 CLASS B                                        (%)           (%)
----------------------------------------------------------------------
Conservative Target Fund                        3.26         4.69
Moderate Target Fund                            4.92         6.43
Growth Target Fund                              6.45         7.72


                                                            SINCE
                                                          INCEPTION
                                  1 YEAR     5 YEARS       (12/31/96)
 CLASS C                            (%)         (%)           (%)
----------------------------------------------------------------------
Conservative Target Fund           6.20         3.70         6.18
Moderate Target Fund               7.73         2.51         6.06
Growth Target Fund                 9.46         0.03         5.75

                                                            SINCE
                                                          INCEPTION
CLASS R                           1 YEAR     5 YEARS       (1/1/02)
                                   (%)           (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund           6.74         4.22         6.74
Moderate Target Fund               8.30         3.03         6.67
Growth Target Fund                10.05         0.54         6.25


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

                                                            SINCE
                                                          INCEPTION
CLASS A                           1 YEAR      5 YEARS    (12/31/96)
                                    (%)         (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund           1.21         1.87         4.69
Moderate Target Fund               2.89         1.09         4.74
Growth Target Fund                 4.76        -0.97         4.74

                                                            SINCE
                                                          INCEPTION
CLASS B                                        1 YEAR    (12/01/03)
                                                 (%)         (%)
----------------------------------------------------------------------
Conservative Target Fund                        2.85         4.03
Moderate Target Fund                            4.64         5.90
Growth Target Fund                              6.39         7.47

                                                            SINCE
                                                          INCEPTION
CLASS C                           1 YEAR      5 YEARS     (12/31/96)
                                    (%)         (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund           5.86         2.58         4.90
Moderate Target Fund               7.52         1.77         4.88
Growth Target Fund                 9.46        -0.33         4.99

                                                            SINCE
                                                          INCEPTION
CLASS R                           1 YEAR      5 YEARS     (1/1/02)
                                   (%)         (%)           (%)
----------------------------------------------------------------------
Conservative Target Fund           6.25         2.88         5.22
Moderate Target Fund               7.94         2.07         5.26
Growth Target Fund                 9.97        -0.03         5.26


The following SEC formula was used to calculate these figures:

                                      n
                                P(1+T)  = ATV
                                             D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions)
n  =  number of years
ATV =   ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2004, were:

                                                            SINCE
                                                          INCEPTION
CLASS A                           1 YEAR     5 YEARS      (12/31/96)
                                   (%)          (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund           1.20         1.91         4.40
Moderate Target Fund               2.23         1.16         4.42
Growth Target Fund                 3.29        -0.67         4.37

                                                            SINCE
                                                          INCEPTION
CLASS B                                       1 YEAR     (12/01/03)
                                                (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund                        2.16         3.63
Moderate Target Fund                            3.26         5.20
Growth Target Fund                              4.26         6.50

                                                            SINCE
                                                          INCEPTION
CLASS C                           1 YEAR     5 YEARS      (12/31/96)
                                   (%)          (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund           4.07         2.47         4.55
Moderate Target Fund               5.08         1.69         4.50
Growth Target Fund                 6.15        -0.18         4.54

                                                            SINCE
                                                           INCEPTION
CLASS R                            1 YEAR    5 YEARS (%)   (1/1/02)
                                   (%)           (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund           4.44         2.77         4.87
Moderate Target Fund               5.47         2.00         4.88
Growth Target Fund                 6.64         0.13         4.83


The following SEC formula was used to calculate these figures:

                                      n
                                P(1+T)  = ATV
                                             DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV    =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2004, were:

                                                            SINCE
                                                          INCEPTION
CLASS A                          1 YEAR      5 YEARS     (12/31/96)
                                   (%)          (%)         (%)
----------------------------------------------------------------------
Conservative Target Fund           1.75        17.28        62.09
Moderate Target Fund               3.31        10.80        61.42
Growth Target Fund                 4.86        -1.99        56.19

                                                            SINCE
                                                          INCEPTION
CLASS B                                       1 YEAR      (12/01/03)
                                                (%)          (%)
----------------------------------------------------------------------
Conservative Target Fund                        3.26         5.08
Moderate Target Fund                            4.92         6.98
Growth Target Fund                              6.45         8.38

                                                            SINCE
                                                          INCEPTION
CLASS C                          1 YEAR      5 YEARS     (12/31/96)
                                   (%)          (%)         (%)
----------------------------------------------------------------------
Conservative Target Fund           6.20        19.94        61.58
Moderate Target Fund               7.73        13.19        60.14
Growth Target Fund                 9.46         0.17        56.43

                                                            SINCE
                                                          INCEPTION
CLASS R                          1 YEAR      5 YEARS     (1/1/02)
                                   (%)          (%)         (%)
----------------------------------------------------------------------
Conservative Target Fund           6.74        22.99        68.44
Moderate Target Fund               8.30        16.09        67.59
Growth Target Fund                10.05         2.75        62.42


VOLATILITY Occasionally statistics may be used to show the Funds' volatility or risk. Measures of volatility or risk are generally used to compare the Funds' net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, JPMorgan Chase & Co., Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Citigroup Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Citigroup Composite High-Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

 (i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.


o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley or a similar financial organization.


o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Citigroup, JPMorgan and Morgan Stanley).


o The major industries located in various jurisdictions as published by Morgan Stanley.


o Rankings by DALBAR, Inc. with respect to mutual fund shareholder services.


o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o  Quotations from the Templeton organization's founder, Sir John
   Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.


-------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $399 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.



--------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992.






FRANKLIN TEMPLETON FUND ALLOCATOR SERIES



FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND - CLASS A, B, C & R FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND - CLASS A, B, C & R
FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND - CLASS A, C & R

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks . . . . . . . .. . . .  [#]
Information About the Underlying
 Franklin Templeton funds. . . .. . . . . . . . .   [#]
Officers and Trustees. . . . . . . . . . . . . . .  [#]
Proxy Voting Policies and Procedures                [#]
Administrative Services. . . . . . . . . . . . . .  [#]
Portfolio Transactions. . . . . . . . . . . . . . . [#]
Distributions and Taxes. . . . . . . . . . . . . .  [#]
Organization, Voting Rights and
 Principal Holders. . . . . . . . . . . . . . . . . [#]
Buying and Selling Shares. . . . . . . . . . . . .  [#]
The Underwriter . . . . . . . . . . . . . . . . . . [#]
Performance. . . . . . . . . . . . . . . . . . . .  [#]
Miscellaneous Information. . . . . . . . . . . . .  [#]


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the underlying fund owns, the underlying fund may receive stock, real estate, or other investments that the underlying fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Franklin Templeton Founding Funds Allocation Fund seeks capital appreciation with income as a secondary goal. The Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Perspectives Allocation Fund seek capital appreciation.

Each Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interest therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or
   (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Notwithstanding these investment restrictions, as described below under "Investments, techniques, strategies and their risks," the Funds invest in a combination of underlying Franklin Templeton mutual funds (the underlying funds). These underlying funds have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the underlying funds may thereby permit a Fund to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the underlying funds are located in their respective SAIs.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion      "less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Each Fund pursues its respective investment goal by investing in a fixed combination of Franklin Templeton funds (underlying funds). The allocation target of each of the Funds is as follows:

Franklin Templeton Founding Funds Allocation Fund:

33 1/3%    Franklin Income Fund
33 1/3%    Mutual Shares Fund
33 1/3%    Templeton Growth Fund

Franklin Templeton Corefolio Allocation Fund:

25%        Franklin Growth Fund
25%        Franklin Capital Growth Fund
25%        Mutual Shares Fund
25%        Templeton Growth Fund

Franklin Templeton Perspectives Allocation Fund:

33 1/3%    Franklin Flex Cap Growth Fund
33 1/3%    Mutual Shares Fund
33 1/3%    Templeton Growth Fund

Each Fund will be monitored for allocation compliance daily and rebalanced if the allocation triggers set by the fund administrator are triggered. Wherever possible, cash flows will be used to adjust allocations.

The value of your shares will increase as the value of the underlying funds owned by a Fund increases and will decrease as the value of the underlying funds owned by a Fund decreases. In this way, you participate in any change in the value of the underlying funds owned by a Fund.

The Corefolio Allocation and Founding Funds Allocation Funds invest in Advisor Class shares of Franklin Income Fund, Franklin Growth Fund, Franklin Capital Growth Fund, Mutual Shares Fund, and Templeton Growth Fund. The Perspectives Allocation Fund invests in Advisor Class shares of the Franklin Flex Cap Growth Fund and Templeton Growth Fund and Z shares of the Mutual Shares Fund. The Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS
-------------------------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.

CONVERTIBLE SECURITIES Certain of the underlying funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price (the price at which the common stock underlying the converting security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Some of the underlying funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide investors with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Some of the funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the underlying funds. An underlying fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the underlying fund's ability to dispose of particular securities, when necessary, to meet its liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

SYNTHETIC CONVERTIBLES. Some funds may invest portions of their assets in "synthetic convertible" securities. A synthetic convertible is created by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for the purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote a fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the underlying fund's net asset value per share.

RATINGS. Independent organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The debt securities which the underlying funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Certain underlying funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is C and by S&P is D. Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.

HIGH YIELD, FIXED-INCOME SECURITIES. The market value of high yield lower-quality, fixed-income securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in an underlying fund's portfolio defaults, the underlying fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the underlying fund's net asset value may be adversely affected before an issuer defaults. In addition, the underlying fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund or underlying fund. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the investment manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Internal Revenue Code of 1986, as amended (the Code) and U.S. Treasury regulations, the underlying fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

A fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and a fund's ability to dispose of particular issues, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for an underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Some of the underlying funds may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if an underlying fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. An underlying fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Some of the underlying funds may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

Factors adversely impacting the market value of high yield securities may lower the underlying fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

STRUCTURED INVESTMENTS. Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to an underlying fund's restriction on investments in illiquid securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, certain underlying funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of domestic or foreign companies (i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, or (ii) that are distressed companies or in bankruptcy (Reorganizing Companies). Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, an underlying fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by an underlying fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the underlying fund's manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. Certain underlying funds purchase loans from national and state chartered banks as well as foreign banks. The underlying funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Certain underlying funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

MORTGAGE-BACKED SECURITIES. Certain underlying funds may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS. Certain underlying funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, an underlying fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

STRIPPED SECURITIES. Certain underlying funds may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS. Certain underlying funds may buy debt obligations on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the fund relies on the seller to complete the transaction. The other party's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.

ZERO COUPON AND PAY-IN-KIND BONDS. Certain underlying funds may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as a fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature.

DERIVATIVE SECURITIES Certain underlying funds may invest in derivative securities. Derivative securities are those whose values are dependent upon the performance of one or more other securities or investments or indices, in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent an underlying fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

CALL AND PUT OPTIONS ON SECURITIES. Certain underlying funds may write covered put and call options and purchase put and call options that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market.

WRITING CALL AND PUT OPTIONS. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period.

A call option written by an underlying fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and securities in a segregated account with its custodian bank. A put option written by the fund is "covered" if the fund maintains cash and securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the purchaser of the option may exercise the option by an exercise notice to the writer at any time prior to the termination of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security to the purchaser of the option. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security from the purchaser of the option at the exercise price, which will usually exceed the market value of the underlying security. If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" at that time by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the underlying fund.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, a closing transaction allows a fund to write another covered put option. Effecting a closing transaction also allows the subject to the option to be used for other Fund investments and/or any cash or other liquid assets that are segregated to provide cover for the option to be no longer segregated. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless to the purchaser and the fund's gain will be the premium received. If the market price of the underlying security declines or otherwise is below the exercise price. The fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from writing the put options minus the amount by which the market price of the security is below the exercise price.

BUYING CALL AND PUT OPTIONS. Certain of the underlying funds may buy call and put options. Prior to its expiration, a call or put option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

The underlying fund, for example, may buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. The underlying fund may sell a put option of the same series it has previously purchased prior to the sale of the security underlying the option. The sale of the put option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option previously purchased. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the underlying fund must buy or has the right to sell, under the put option.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Certain of the underlying funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

When the underlying fund writes an option on a stock index, it will establish a segregated account with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER (OTC) OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options which trade in the over-the-counter market. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is the risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid a premium in advance by the dealer.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the underlying fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the underlying fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

FORWARD CONVERSIONS. Certain of the underlying funds may engage in forward conversions. In a forward conversion, the underlying fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security.

The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the fund's total return if the conversion is terminated prior to the expiration date of the option. In such event, the fund's return on forward conversions may be greater or less than it would have been if it had hedged the security only by purchasing put options.

FORWARD CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES CONTRACTS. Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

An underlying fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the fund's investment manager (or sub-adviser) determines that there is a pattern of correlation between the two currencies. Certain of the underlying funds may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a fund's portfolio. The fund's custodian will place cash or securities into a segregated account of each fund in an amount equal to the value of the fund's total assets committed to the forward foreign currency exchange contracts requiring each fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate these contracts. In such event, a fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While an underlying fund may enter into forward contracts to reduce currency exchange rate risks, transactions in forward contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause a fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON. Certain of the underlying funds will also engage in futures contracts on foreign currencies and related options transactions. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The underlying funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment manager (or sub-adviser) believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which each fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each fund's foreign assets.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options on foreign currencies. The underlying funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the underlying fund may purchase call options on currency for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the fund's portfolio.

A call option written by a fund obligates the fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the fund would obligate the fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. This purchase is referred to as "closing purchase transaction." The fund would also be able to enter into a closing sale transaction in order to realize a gain or minimize a loss on an option purchased by the fund.

The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the fund's position.

The underlying fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated (protective puts). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency. Foreign currency options to be written or purchased by the fund will be traded on U.S. or foreign exchanges or over-the-counter.

Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

FOREIGN CURRENCY SWAPS. Some underlying funds may participate in currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into swaps on a net basis. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from S&P or P-1 from Moody's, or are of equal credit quality.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, certain underlying funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the underlying fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of an underlying fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the underlying fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to an underlying fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that an underlying fund is engaging in proxy hedging. If an underlying fund enters into a currency hedging transaction, the underlying fund will comply with the asset segregation requirement.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in an underlying fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the underlying fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Securities which are acquired by an underlying fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the underlying fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Investments by the underlying funds in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

FOREIGN CURRENCY FLUCTUATIONS. Because certain of the underlying funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the underlying funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

EMERGING MARKETS. Investments in companies domiciled in emerging countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the underlying fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which certain underlying funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve risks of nationalization, expropriation and confiscatory taxation. In the event of expropriation, an underlying fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the funds' net asset value.

Certain emerging countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Foreign exchange restrictions may limit the ability of foreign investors to repatriate their profits. Further, accounting standards that exist in developing countries may differ from U.S. standards.

Governments in certain emerging countries may require that a governmental or quasi-governmental authority act as a custodian of the underlying fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities. For purposes of their investment policies, the underlying funds will consider their investments in depositary receipts to be investments in the underlying securities.

FUTURES TRANSACTIONS Certain of the underlying funds may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock and bond index futures contracts; and (v) options on stock and bond index futures contracts (collectively, "Futures Transactions"). These underlying funds may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an underlying fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars or a security denominated in such currency that the fund has acquired or expects to acquire.

To the extent an underlying fund enters into a futures contract, it will deposit in a segregated account with its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay to the futures commission merchant an amount equal to such change in value. In the event the fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variation margins.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While each underlying fund's futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give an underlying fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currency, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

INTEREST RATE FUTURES AND OPTIONS. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

An underlying fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

For example, the underlying fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. Certain of the underlying funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. Certain of the underlying funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The underlying fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. Certain of the underlying funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. Certain of the underlying funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the underlying funds or which are not currently available but that may be developed, to the extent such opportunities are both consistent with the underlying fund's investment goals and legally permissible for the fund.

RISK FACTORS AND CONSIDERATIONS REGARDING OPTIONS, FUTURES AND OPTIONS ON FUTURES. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. There are, however, risks involved in these transactions.


With respect to an underlying fund's hedging strategies, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the underlying fund's investment manager is not successful in employing such instruments in managing the fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, the fund will pay commissions and other costs in connection with the investments, which may increase the fund's expenses and reduce the return. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities or foreign currency exposure.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. If a covered call option writer cannot effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange of the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In the case of futures, the CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

ILLIQUID SECURITIES The underlying funds have certain limits on their investments in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the underlying fund has valued the instrument. Subject to this limitation, the boards of certain underlying funds have authorized investment in certain restricted securities where such investment is consistent with the fund's investment goals and have authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If an underlying fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the underlying fund had only held unrestricted securities.

RULE 144A SECURITIES. In addition to other privately placed unregistered securities, certain underlying funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

INTEREST RATE SWAPS. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

INVESTMENT COMPANY SECURITIES Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each of the underlying funds may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value the total assets of each of Franklin Growth Fund, Franklin Capital Growth Fund, Franklin Flex Cap Growth Fund and Franklin Income Fund, and may not exceed 33 1/3% of the total assets of Mutual Shares Fund (although the fund does intend to exceed 5% presently) and Templeton Growth Fund, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 102% of the market value of the loaned securities (but 100% for Franklin Capital Growth Fund, Franklin Flex Cap Growth Fund and Mutual Shares Fund) and, for Templeton Growth Fund, 105% for loaned securities issued outside the U.S.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each underlying fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of directors or trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The underlying funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the underlying funds may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SHORT-SELLING In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

The underlying fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short.

TEMPORARY INVESTMENTS When an underlying fund's manager believes market or economic conditions are unfavorable for investors, the manager of the underlying fund may invest up to 100% of the underlying fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the underlying fund normally invests, or economies of the states or countries where the underlying fund invests.

Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and the underlying fund's other investment policies and restrictions, the underlying fund's manager also may invest the underlying fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager of the underlying fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

The following applies to the Franklin Templeton Perspectives Allocation Fund's underlying funds:

BIOTECHNOLOGY COMPANIES Certain of the underlying funds may invest in securities of biotechnology companies. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of the underlying funds may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an instrument in an underlying fund may fluctuate significantly over relatively short periods of time.

INTEREST RATE SWAPS Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

PRIVATE INVESTMENTS Consistent with its investment goals and policies, an underlying fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. An underlying fund will generally treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. An underlying fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the underlying fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS An underlying fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate-related investments.

An underlying fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS Certain underlying funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The underlying fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which certain underlying funds may invest in Reorganizing Companies, no underlying fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the underlying fund's investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described herein.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper, Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT
      Auditor: PricewaterhouseCoopers, LLP,; LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT TRUSTEES COUNSEL: Bleakley,
      Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co, and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Trust B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o  The recipient agrees not to trade on the nonpublic information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Trust's Board of Trustees and any material amendments shall also be reviewed and approved by the Board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Templeton Fund Allocator Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.



INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Frank H.        Trustee      Since     113             None
Abbott, III                 1995
(84)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (72)                1995                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Trustee      Since     143           None
Fortunato                  1995
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     98        Director,
Holiday (53)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium);
                                               Canadian
                                               National Railway
                                               (railroad); and
                                               White Mountains
                                               Insurance Group
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     115       Director, The
LaHaye (76)                1995                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, Martek
Macklin (76)               1995                Biosciences
One Franklin                                   Corporation,
Parkway                                        MedImmune, Inc.
San Mateo,                                     (biotechnology),
CA 94403-1906                                  and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH     NUMBER          OTHER
AND ADDRESS               OF TIME      OF         DIRECTORSHIPS
                           SERVED  PORTFOLIOS         HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Since       142               None
Johnson (72)  Chairman of  1995
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee     125                None
Johnson, Jr.  President    since
(64)          and Chief    1995,
One Franklin  Executive    and
Parkway       Officer      President
San Mateo,    -Investment  and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not          Not Applicable
Burns (60)    President    1995    Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since       Not          Not Applicable
Davis         Compliance   July    Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not           Not Applicable
Fergerson                  July   Applicable
(42)                       2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Martin L.     Vice         Since     Not            Not Applicable
Flanagan (44) President    1995   Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not        Not Applicable
Gambill (57)  President     2002   Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not       Not Applicable
Goss (57)     President    2000   Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not       Not Applicable
Green (57)    President    2000   Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Not Applicable
Magdol (67)   President -  2002   Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not       Not Applicable
Simpson (67)  President    2000  Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since        Not        Not Applicable
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.

-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $130 per quarter plus $110 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to each Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                        NUMBER OF
                                                        BOARDS IN
                      TOTAL FEES      TOTAL FEES        FRANKLIN
                       RECEIVED      RECEIVED FROM      TEMPLETON
                       FROM THE        FRANKLIN      INVESTMENTS ON
        NAME          TRUST/1 ($)       TEMPLETON       WHICH EACH
                                      INVESTMENTS/2 ($)   SERVES/3
---------------------------------------------------------------------
Frank H. Abbott, III       787          181,601            27
Harris J. Ashton           816          370,100            46
S. Joseph Fortunato        773          372,100            47
Edith E. Holiday         1,421          360,527            33
Frank W.T. LaHaye          812          183,598            29
Gordon S. Macklin          793          368,101            46

1. For the fiscal year ended December 31, 2004.
2. For the calendar year ended December 31, 2004.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                          DOLLAR RANGE OF EQUITY   BOARD MEMBER IN
                         SECURITIES IN EACH FUND    THE FRANKLIN
NAME OF BOARD MEMBER                               TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None           Over $100,000
Harris J. Ashton                   None           Over $100,000
S. Joseph Fortunato                None           Over $100,000
Edith E. Holiday                   None           Over $100,000
Frank W.T. LaHaye                  None           Over $100,000
Gordon S. Macklin                  None           Over $100,000
--------------------------------------------------------------------
INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                         DOLLAR RANGE OF EQUITY   IN THE FRANKLIN
                           SECURITIES IN EACH      TEMPLETON FUND
NAME OF BOARD MEMBER             FUND                 COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
Rupert H. Johnson, Jr.            None           Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983

During the fiscal year ended December 31, 2004, the Audit Committee met 6 times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of trustees of the Trust on behalf of the Fund has adopted the Proxy Voting Policies and Procedures of Franklin Advisers, Inc. (Advisers), which has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the Proxy Group), an affiliate and wholly-owned subsidiary of Franklin Resources, Inc.

To assist it in analyzing proxies, Advisers subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, Advisers subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Advisers does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of Advisers' ultimate decision. Advisers votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors, trustees and employees of the Fund, Advisers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders.

All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of Advisers on any issue is a factor which Advisers considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Advisers will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

ADVISERS' PROXY VOTING POLICIES AND PRINCIPLES Advisers has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and Advisers cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. Advisers supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Advisers will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Advisers may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Advisers will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, Advisers will closely scrutinize the role and performance of auditors. On a case-by-case basis, Advisers will examine proposals relating to non-audit relationships and non-audit fees. Advisers will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. Advisers evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. Advisers will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Advisers will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Advisers will generally oppose "golden parachutes" that are considered to be excessive. Advisers will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. Advisers will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. Advisers generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, Advisers may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. Advisers generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. Advisers will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. Advisers generally opposes any supermajority voting requirements as well as the payment of "greenmail." Advisers generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. Advisers will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. Advisers will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Advisers will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. Advisers will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. Advisers will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, Advisers must be more flexible in these instances and must be mindful of the varied market practices of each region.

Advisers will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Advisers cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. Advisers may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

ADMINISTRATIVE SERVICES
-------------------------------------------------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries, and is an affiliate of the Fund's principal underwriter. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Each Fund and its principal underwriter have adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


For the period August 15, 2003 (inception date) to July 31, 2004, and for the period August 1, 2004 to December 31, 2004, the Corefolio and Founding Funds paid FT Services the following administration fees:

                            ADMINISTRATION FEES PAID ($)
                     August 15, 2003      August 1, 2004
                     to July 31, 2004/1   to December 31, 2004
-------------------------------------------------------------------------------
COREFOLIO                       0             140,355
FOUNDING FUNDS                  0             997,165
1. Administration fees for Corefolio and Funding Funds before any advance waiver totaled $112,500 and $718,312, respectively. Under an agreement by the Administrator to waive its fees, the Funds paid no administration fees.

For the period August 2, 2004 (inception date) to December 31, 2004, the Perspectives Fund paid FT Services the following administration fees:

                                 ADMINISTRATION
                                  FEES PAID ($)
-------------------------------------------------
PERSPECTIVES                           0
2. Administration fees for the Perspectives Fund before any advance waiver totaled $3,275. Under an agreement by the Administrator to waive its fees, the Funds paid no administration fees.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' cash, pending investment in shares of the underlying funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The following discussion addresses circumstances where a Fund indirectly purchases securities or engages in certain investment strategies.

The underlying funds' manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the underlying Franklin Templeton funds seeks to obtain "best execution"--the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the underlying funds' manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the underlying funds' manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The underlying funds' manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the underlying funds' manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the underlying funds' manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the underlying funds' manager in carrying out its overall responsibilities to its clients.


It is not possible to place an accurate dollar value on the special execution or on the research services the underlying funds' manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the underlying funds' manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the underlying funds manager's research activities in providing investment advice to the Fund.


As long as it is lawful and appropriate to do so, the underlying funds' manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the underlying funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the underlying funds, any portfolio securities tendered by the underlying funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the underlying funds' manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the underlying funds and one or more other investment companies or clients supervised by the underlying funds' manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the underlying funds' manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the underlying funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the underlying funds.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

THE FOLLOWING RULES APPLY TO THE UNDERLYING FUNDS, AND BY EXTENSION TO THE COREFOLIO, FOUNDING FUNDS, AND PERSPECTIVES FUNDS AND THEIR SHAREHOLDERS.

MULTICLASS DISTRIBUTIONS The underlying funds calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share paid by the underlying funds to the Funds, and, in turn, by the Funds to you, will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund invests primarily in a combination of Franklin Templeton funds (underlying funds), but may also invest directly in the types of securities that these underlying funds invest. The underlying funds receive income generally in the form of dividends and interest on their investments. This income, together with any income earned on direct investments, less expenses incurred in the operation of a Fund, constitutes each Fund's net investment income. This net investment income is used to pay dividends to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The underlying funds may realize capital gains and losses in connection with sales of their portfolio securities. Any net capital gains may be distributed by the underlying funds to each Fund as a capital gain distribution. A Fund may also derive capital gains and losses in connection with sales of shares in the underlying funds, or from sales of shares directly held. These gains and losses are combined within each Fund into net short-term and net long-term capital gains and losses. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of your Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the underlying fund's investments in foreign securities, and by extension, to each Fund's investment in shares of the underlying funds.

EFFECT OF FOREIGN WITHHOLDING TAXES. An underlying fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These taxes will decrease the amount of income available for distribution to a Fund, and, in turn, could reduce a Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the underlying funds. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to each Allocator Fund as ordinary income, and any losses reduce an underlying fund's ordinary income otherwise available for distribution to a Fund. THIS TREATMENT COULD INCREASE OR DECREASE AN ALLOCATOR FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. An underlying fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each underlying fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that an underlying fund is required to distribute, even though it has not sold the securities. These gains and losses may affect the ordinary income of a Fund that would be available for distribution to you. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income, qualified interest income, designated short-term capital gain dividends or capital gain dividends (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Allocator Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Fund shareholders should be aware that these wash sale rules apply as well to each Fund's investment in its underlying funds. To the extent that an Allocator Fund buys additional shares in an underlying fund within 30 days before or after the sale of these shares, any loss on the sale will be disallowed and added to the Fund's basis in the new shares. These rules may reduce the amount of losses on a Fund's sale of shares in the underlying funds that otherwise would be available to offset capital gains on the sale of these or other shares.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a fund to non-U.S. investors. Capital gain distributions paid by a fund from net long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from this withholding tax dividends paid by a fund from interest income and net short-term capital gains to the extent that such income would be exempt if earned directly by the non-U.S. investor. Thus, capital gain distributions paid out of net long-term capital gains, and ordinary income dividends paid out of net short-term capital gains (other than certain gains realized on the disposition of U.S. real property interests) are not subject to U.S. tax withholding unless one of the following conditions apply: o the gain is effectively connected with the conduct of a trade or business in the United States,
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, or
o as a non-U.S. investor, you have failed to meet your non-U.S. tax certification requirements, and are therefore subject to backup withholding.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company. Payments of U.S.-sourced interest that are effectively connected with a U.S. trade or business are not allowed this exemption.

Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

These interest-related and short-term capital gain dividend withholding tax exemptions apply to dividends paid by an underlying fund to a Fund, and, in turn, to dividends paid by your Fund to you. They are effective for dividends paid with respect to income earned in the fiscal year of the Fund beginning August 1, 2005 and ending at the end of its fiscal year 2008 on July 31 of that year.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in an Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING By law, a fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number, o certify that this number is correct, o certify that you are not subject to backup withholding, and o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. It is anticipated, however, that no portion of a Fund's distributions to you will qualify for exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the underlying funds invest in direct obligations of the U.S. government, a Fund does so only indirectly by investing in its underlying funds.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by an underlying fund to a Fund, and, in turn, by the Fund to you, may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a fund on debt securities generally will not qualify for this favorable tax treatment.

Both a fund and the investor must meet certain holding period requirements to qualify fund dividends for this treatment. Specifically, the underlying fund must hold its investment in the stock, and the Fund must hold its investment in the underlying fund for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Allocator Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each underlying fund and each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income and the reduced rate of taxation of long-term capital gains were adopted as part of the 2003 Tax Act, and are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset in taxable years beginning in 2008, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, it is anticipated that a portion of the dividends paid by an underlying fund to each Fund, and, in turn, by the Fund to you, will qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. To the extent that each Fund designates its dividends as qualifying for this deduction, you may be allowed to deduct these dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The underlying funds may invest in complex securities that could require a Fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses its recognizes. These rules could have the following effects:

o They could determine whether gains and losses recognized by the underlying funds are treated as ordinary income or capital gain, o They could accelerate the recognition of income to the underlying fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions), and o They could defer the underlying Franklin Templeton fund's ability to recognize losses.

These rules could affect the amount, timing and/or tax character of income realized by an underlying fund and distributed to a Fund. In turn, they could affect the amount, timing and/or character of income distributed to you by your Fund.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Funds are diversified series of Franklin Templeton Fund Allocator Series, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 2, 1995, and is registered with the SEC.


The Corefolio and Founding Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Perspectives Fund currently offers four classes of shares, Class A., Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:


o Franklin Templeton Founding Funds Allocation Fund - Class A o Franklin Templeton Founding Funds Allocation Fund - Class B o Franklin Templeton Founding Funds Allocation Fund - Class C o Franklin Templeton Founding Funds Allocation Fund - Class R o Franklin Templeton Founding Funds Allocation Fund - Advisor Class

o Franklin Templeton Corefolio Allocation Fund - Class A o Franklin Templeton Corefolio Allocation Fund - Class B o Franklin Templeton Corefolio Allocation Fund - Class C o Franklin Templeton Corefolio Allocation Fund - Class R o Franklin Templeton Corefolio Allocation Fund - Advisor Class

o Franklin Templeton Perspectives Allocation Fund - Class A o Franklin Templeton Perspectives Allocation Fund - Class C o Franklin Templeton Perspectives Allocation Fund - Class R o Franklin Templeton Perspectives Allocation Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 1, 2005, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------
COREFOLIO ALLOCATION FUND

FTB&T Cust for the Rollover IRA       Class R           24.28
of
Christita Fry
36 Pleasant Hill Road
Succasunna, NJ 07876-2016

FTB&T Cust for the Rollover IRA       Class R            5.96
of
Joyce E. Jarboe
182 Walnut Grove Drive
Centerville, OH 45458-4154

FTB&T Cust for the Rollover IRA       Class R            6.92
of
Fulvio A. Fidel
147 A Heritage Hls
Somers, NY  10589-1117

FTB&T Cust for the Rollover IRA    Advisor Class         9.41
of
Ronald C. Mayer
P.O. Box 402594
Miami Beach, FL 33140-0594

Raymond James Assoc Inc.           Advisor Class         5.06
FBO Banwell IRA
BIN 73524587
880 Carillon Prkwy
St Petersburg, FL 33716

Pershing LLC                       Advisor Class        16.56
P.O. Box 2052
Jersey City, NJ 07303-9998

FOUNDING FUNDS ALLOCATION FUND
H Duane Kinzer                        Class R            6.51
Trst Century Inc Profit Sharing
Plan
27 E. Baltimore Street
P.O. Box 277
Greencastle, PA 17225-0277

MCB Trust Services as Cust FBO        Class R            8.74
Isaacson Structural Steel, Inc.
700 17th St Ste. 300
Denver, CO  80202-3531

FTB&T Cust for the Rollover IRA    Advisor Class         7.20
of
Marilyn L. Pittsley
2237 Abby Ct
Davison, MI  48423-8387

PERSPECTIVES ALLOCATION FUND


FTB&T Cust for the Rollover IRA       Class R            7.75
of
Andre E. Goodson
1833 Myrtle Ave
Plainfield, NJ  07063-1017

A.G. Edwards Sons, Inc. FBO           Class R            8.88
Gary Corbin
Gretchen Corbin TTEE
A C 0689-157432
One North Jefferson
St. Louis, MO  63103-2287

FTB&T Cust for the Rollover IRA       Class R           16.78
of
Lon Wilson
1020 Grand Concourse Apt 15X
Bronx, NY  10451-2615

FTB&T Cust for the Rollover IRA       Class R           19.41
of
Errol V. Marshall
15 Applewood Rd
Bloomfield, CT  06002-1813

FTB&T Cust for the Rollover IRA       Class R           14.00
of
Paul J. Malatesta
651 N. Wales Rd
North Wales, PA  19454-2669


LPL Financial Services             Advisor Class        12.51
AC 5306-1852
9785 Towne Centre Drive
San Diego, CA  92121-1968


LPL Financial Services             Advisor Class        14.74
AC 8003-2575
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class        19.22
AC 8003-2578
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class         9.61
AC 8002-3398
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class        13.83
AC 1117-8170
9785 Towne Centre Drive
San Diego, CA  92121-1968

Joan Joyce Lakocy                  Advisor Class         6.36
2976 Marsh Ave
Sheldon, IA  51201-8080


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class B, Class C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Funds before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.


   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.


o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Funds are a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform.


o Registered securities dealers and their affiliates, for their investment accounts only.

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies.

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

o  Accounts managed by Franklin Templeton Investments.

o Certain unit investment trusts and their holders reinvesting distributions from the trusts.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended.

o  Group annuity separate accounts offered to retirement plans.

o Chilean retirement plans that meet the requirements described under "Retirement plans" below.

RETIREMENT PLANS. Class A shares at NAV are available for: o Employer Sponsored Retirement Plans with assets of $1 million or more; or o Investors who open an IRA with proceeds rolled over directly from an
   Employer Sponsored Retirement Plan ("the Plan") if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months of purchase and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN    THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The tables below show the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the period August 15, 2003 (effective date) to July 31, 2004 and from August 1, 2004 to the fiscal year end December 31, 2004:

                                                        AMOUNT RECEIVED
                            TOTAL      AMOUNT RETAINED   IN CONNECTION
                         COMMISSIONS   BY DISTRIBUTORS        WITH
                         RECEIVED ($)        ($)        REDEMPTIONS AND
                                                        REPURCHASES ($)
 ------------------------------------------------------------------------
 JULY 31, 2004
 Corefolio Fund            4,976,187        773,707          32,542
 Founding Funds           30,187,540      4,747,903         312,182

 DECEMBER 31, 2004*
 Corefolio Fund            2,479,837        376,815          67,139
 Founding Funds           23,242,213      3,731,009         459,941
*For the fiscal year ended December 31, 2004, the amounts shown are annualized.

For the Perspectives Fund, for the period August 2, 2004 (inception date) to the fiscal year end December 31, 2004:


                                                        AMOUNT RECEIVED
                            TOTAL      AMOUNT RETAINED   IN CONNECTION
                         COMMISSIONS   BY DISTRIBUTORS        WITH
                         RECEIVED ($)        ($)        REDEMPTIONS AND
                                                        REPURCHASES ($)
 ------------------------------------------------------------------------
 DECEMBER 31, 2004*
 Perspectives Fund/1        503,433         79,444             160
*For the fiscal year ended December 31, 2004, the amounts shown are annualized.


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Corefolio and Founding Funds under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities as discussed below.

THE CLASS A, B, C AND R PLANS. Each Fund pays Distributors up to 1% per year of Class A's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). Each Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for service fees. For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class A, B, C and R plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.


Under the Class A plan, the amounts paid by the Corefolio and Founding Funds pursuant to the plan for the period August 1, 2004 to December 31, 2004, were:

COREFOLIO                             ($)
----------------------------------------------
Advertising                         47,106
Printing and mailing
prospectuses                         4,766
  other than to current
shareholders
Payments to underwriters            21,321
Payments to broker-dealers         262,222
Other                               29,315
                                  ------------
Total                              364,730
                                  ------------

FOUNDING FUNDS                        ($)
----------------------------------------------
Advertising                         228,202
Printing and mailing
prospectuses                          6,445
  other than to current
shareholders
Payments to underwriters            139,462
Payments to broker-dealers        1,519,067
Other                               193,092
                                  ------------
Total                              2,086,268
                                  ------------

PERSPECTIVES FUND/1                    ($)
----------------------------------------------
Advertising                          1,751
Printing and mailing
prospectuses                           3
  other than to current
shareholders
Payments to underwriters              573
Payments to broker-dealers           1,639
Other                                 931
                                  ------------
Total                                4,897
                                  ------------

1. The Perspectives Fund inception date is August 2, 2004.

Under the Class B plan, the amounts paid by the Corefolio and Founding Funds pursuant to the plan for the period August 1, 2004 to December 31, 2004, were:

COREFOLIO                             ($)
----------------------------------------------
Advertising                          6,948
Printing and mailing
prospectuses                          646
  other than to current
shareholders
Payments to underwriters             3,103
Payments to broker-dealers         276,961
Other                                4,511
                                  ------------
Total                              292,169
                                  ------------

FOUNDING FUNDS                        ($)
----------------------------------------------
Advertising                         46,424
Printing and mailing
prospectuses                         1,290
  other than to current
shareholders
Payments to underwriters            25,751
Payments to broker-dealers       2,349,395
Other                               35,449
                                 -------------
Total                            2,458,309
                                 -------------

Under the Class C plan, the amounts paid by the Corefolio and Founding Funds pursuant to the plan for the period August 1, 2004 to December 31, 2004, were:

COREFOLIO                             ($)
----------------------------------------------
Advertising                         25,597
Printing and mailing
prospectuses                         3,307
  other than to current
shareholders
Payments to underwriters             9,495
Payments to broker-dealers         475,335
Other                               13,529
                                  ------------
Total                              527,263
                                  ------------

FOUNDING FUNDS                        ($)
----------------------------------------------
Advertising                        237,218
Printing and mailing
prospectuses                         6,935
  other than to current
shareholders
Payments to underwriters           115,875
Payments to broker-dealers       3,338,707
Other                              155,472
                                 -------------
Total                            3,854,207
                                 -------------

PERSPECTIVES FUND/1                    ($)
----------------------------------------------
Advertising                           --
Printing and mailing
prospectuses                          --
  other than to current
shareholders
Payments to underwriters              --
Payments to broker-dealers           3,687
Other                                 --
                                  ------------
Total                                3,687
                                  ------------
1. The Perspectives Fund inception date is August 2, 2004.

Under the Class R plan, the amounts paid by the Corefolio and Founding Funds pursuant to the plan for the period August 1, 2004 to December 31, 2004, were:

COREFOLIO                             ($)
----------------------------------------------
Advertising                           143
Printing and mailing
prospectuses                           3
  other than to current
shareholders
Payments to underwriters              190
Payments to broker-dealers           3,432
Other                                 276
                                  ------------
Total                                4,044
                                  ------------

FOUNDING FUNDS                        ($)
----------------------------------------------
Advertising                           320
Printing and mailing
prospectuses                          10
  other than to current
shareholders
Payments to underwriters              264
Payments to broker-dealers          16,619
Other                                 404
                                  ------------
Total                               17,617
                                  ------------

PERSPECTIVES FUND/1                    ($)
----------------------------------------------
Advertising                            3
Printing and mailing
prospectuses                          --
  other than to current
shareholders
Payments to underwriters               1
Payments to broker-dealers            60
Other                                  -
                                  ------------
Total                                 64
                                  ------------
   1. The Perspectives Fund inception date is August 2, 2004.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended December 31, 2004, were:

                                              SINCE
                                            INCEPTION
CLASS A                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          7.01        13.77
Fund
Corefolio Allocation Fund          5.27        11.91

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR       (8/15/03)
                                 (%)           (%)
--------------------------------------------------------
Founding Funds Allocation          9.01        15.36
Fund
Corefolio Allocation Fund          6.89        13.23

                                              SINCE
                                            INCEPTION
CLASS C                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation         11.91        18.02
Fund
Corefolio Allocation Fund          9.88        15.91

                                              SINCE
                                            INCEPTION
CLASS R                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation         12.43        18.04
Fund
Corefolio Allocation Fund         10.42        15.96

The following SEC formula was used to calculate these figures:


                                        n
                                  P(1+T) = ERV

where:

P   =   a hypothetical initial payment of $1,000

T   =   average annual total return

n   =   number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

                                              SINCE
                                            INCEPTION
CLASS A                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          6.47        13.22
Fund
Corefolio Allocation Fund          5.12        11.72

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          8.54        14.87
Fund
Corefolio Allocation Fund          6.77        13.07

                                              SINCE
                                            INCEPTION
CLASS C                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation         11.44        17.54
Fund
Corefolio Allocation Fund          9.76        15.75

                                              SINCE
                                            INCEPTION
CLASS R                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation         11.88        17.48
Fund
Corefolio Allocation Fund         10.27        15.76


The following SEC formula was used to calculate these figures:


                                       n
                                 P(1+T) = ATV
                                             D
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2004, were:

                                              SINCE
                                            INCEPTION
CLASS A                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          4.89        11.57
Fund
Corfolio Allocation Fund           3.62        10.14

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          6.17        12.95
Fund
Corfolio Allocation Fund           4.64        11.27

                                              SINCE
                                            INCEPTION
CLASS C                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          8.05        15.24
Fund
Corfolio Allocation Fund           6.58        13.57

                                              SINCE
                                            INCEPTION
CLASS R                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          8.43        15.23
Fund
Corfolio Allocation Fund           6.97        13.60



The following SEC formula was used to calculate these figures:


                                       n
                                 P(1+T) = ATV
                                             DR
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATV
   DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return. The cumulative total returns for the indicated periods ended December 31, 2004, were:

                                              SINCE
                                            INCEPTION
CLASS A                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          7.01        19.45
Fund
Corfolio Allocation Fund           5.27        16.77

                                              SINCE
                                            INCEPTION
CLASS B                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation          9.01        21.76
Fund
Corfolio Allocation Fund           6.89        18.68

                                              SINCE
                                            INCEPTION
CLASS C                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation         11.91        25.65
Fund
Corfolio Allocation Fund           9.88        22.56

                                              SINCE
                                            INCEPTION
CLASS R                        1 YEAR (%)   (8/15/03)
                                               (%)
--------------------------------------------------------
Founding Funds Allocation         12.43        25.68
Fund
Corfolio Allocation Fund          10.42        22.63

The cumulative total returns for the Perspectives Fund for the indicated periods ending December 31, 2004, were:


                                              SINCE
                                            INCEPTION
CLASS A                        1 YEAR (%)  (8/2/04) (%)
Perspectives Allocation Fund     --          6.43
--------------------------------------------------------

                                              SINCE
                                            INCEPTION
CLASS C                        1 YEAR (%)  (8/2/04) (%)
--------------------------------------------------------
Perspectives Allocation Fund      --           11.66

                                              SINCE
                                            INCEPTION
CLASS R                        1 YEAR (%)  (8/2/04) (%)
--------------------------------------------------------
Perspectives Allocation Fund      --           11.81


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, JPMorgan Chase & Co., Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Citigroup Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Citigroup Composite High-Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.


(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


From time to time, the Funds and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley or a similar financial organization.


o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley or a similar financial organization.


o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Citigroup, JPMorgan and Morgan Stanley).


o The major industries located in various jurisdictions as published by Morgan Stanley.


o  Rankings by DALBAR, Inc. with respect to mutual fund shareholder services.


o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $399 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.






FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND
FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2005, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks . . . . . . . . . . . . [#]
Information about the Underlying
 Franklin Templeton funds. . . . . . . . . . . . .  [#]
Officers and Trustees. . . . . . . . . . . . . . .  [#]
Proxy Voting Policies and Procedures. . . . . . . . [#]
Administrative Services. . . . . . . . . . . . . . .[#]
Portfolio Transactions. . . . . . . . . . . . . . . [#]
Distributions and Taxes. . . . . . . . . . . . . .  [#]
Organization, Voting Rights and
 Principal Holders. . . . . . . . . . . . . . . . . [#]
Buying and Selling Shares. . . . . . . . . . . . .  [#]
Pricing Shares. . . . . . . . . . . . . . . . . . . [#]
The Underwriter . . . . . . . . . . . . . . . . . . [#]
Performance. . . . . . . . . . . . . . . . . . . .  [#]
Miscellaneous Information. . . . . . . . . . . . .  [#]


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the underlying fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the underlying fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Franklin Templeton Founding Funds Allocation Fund seeks capital appreciation with income as a secondary goal. The Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Perspectives Allocation Fund seek capital appreciation.

Each Fund may not:

1. Borrow money,  except to the extent  permitted by the Investment  Company
   Act  of  1940,  as  amended   (1940  Act),  or  any  rules,   exemptions  or
   interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interest therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S.
   government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Notwithstanding these investment restrictions, as described below under "Investments, techniques, strategies and their risks," the Funds invest in a combination of underlying Franklin Templeton mutual funds (the underlying funds). These underlying funds have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the underlying funds may thereby permit a Fund to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the underlying funds are located in their respective SAIs.

NON-FUNDAMENTAL INVESTMENT POLICIES

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Each Fund pursues its respective investment goal by investing in a fixed combination of Franklin Templeton funds (underlying funds). The allocation target of each of the Funds is as follows:

Franklin Templeton Founding Funds Allocation Fund:

33 1/3%    Franklin Income Fund
33 1/3%    Mutual Shares Fund
33 1/3%    Templeton Growth Fund

Franklin Templeton Corefolio Allocation Fund:

25%        Franklin Growth Fund
25%        Franklin Capital Growth Fund
25%        Mutual Shares Fund
25%        Templeton Growth Fund

Franklin Templeton Perspectives Allocation Fund:

33 1/3%    Franklin Flex Cap Growth Fund
33 1/3%    Mutual Shares Fund
33 1/3%    Templeton Growth Fund

Each Fund will be monitored for allocation compliance daily and rebalanced if the allocation triggers set by the fund administrator are triggered. Wherever possible, cash flows will be used to adjust allocations.

The value of your shares will increase as the value of the underlying funds owned by a Fund increases and will decrease as the value of the underlying funds owned by a Fund decreases. In this way, you participate in any change in the value of the underlying funds owned by a Fund.

The Corefolio Allocation and Founding Funds Allocation Funds invest in Advisor Class shares of Franklin Income Fund, Franklin Growth Fund, Franklin Capital Growth Fund, Mutual Shares Fund, and Templeton Growth Fund. The Perspectives Allocation Fund invests in Advisor Class shares of the Franklin Flex Cap Growth Fund and Templeton Growth Fund and Z shares of the Mutual Shares Fund. The Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS
-------------------------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.

CONVERTIBLE SECURITIES Certain of the underlying funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price (the price at which the common stock underlying the converting security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Some of the underlying funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide investors with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Some of the funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the underlying funds. An underlying fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the underlying fund's ability to dispose of particular securities, when necessary, to meet its liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

SYNTHETIC CONVERTIBLES. Some funds may invest portions of their assets in "synthetic convertible" securities. A synthetic convertible is created by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for the purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote a fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the underlying fund's net asset value per share.

RATINGS. Independent organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The debt securities which the underlying funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Certain underlying funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is C and by S&P is D. Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.

HIGH YIELD, FIXED-INCOME SECURITIES. The market value of high yield lower-quality, fixed-income securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in an underlying fund's portfolio defaults, the underlying fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the underlying fund's net asset value may be adversely affected before an issuer defaults. In addition, the underlying fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund or underlying fund. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the investment manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Internal Revenue Code of 1986, as amended (the Code) and U.S. Treasury regulations, the underlying fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

A fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and a fund's ability to dispose of particular issues, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for an underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Some of the underlying funds may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if an underlying fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. An underlying fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Some of the underlying funds may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

Factors adversely impacting the market value of high yield securities may lower the underlying fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

STRUCTURED INVESTMENTS. Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to an underlying fund's restriction on investments in illiquid securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, certain underlying funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of domestic or foreign companies
(i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, or (ii) that are distressed companies or in bankruptcy (Reorganizing Companies). Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, an underlying fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by an underlying fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the underlying fund's manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. Certain underlying funds purchase loans from national and state chartered banks as well as foreign banks. The underlying funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Certain underlying funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

MORTGAGE-BACKED SECURITIES. Certain underlying funds may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS. Certain underlying funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, an underlying fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

STRIPPED SECURITIES. Certain underlying funds may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS. Certain underlying funds may buy debt obligations on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the fund relies on the seller to complete the transaction. The other party's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.

ZERO COUPON AND PAY-IN-KIND BONDS. Certain underlying funds may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as a fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature.

DERIVATIVE SECURITIES Certain underlying funds may invest in derivative securities. Derivative securities are those whose values are dependent upon the performance of one or more other securities or investments or indices, in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent an underlying fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

CALL AND PUT OPTIONS ON SECURITIES. Certain underlying funds may write covered put and call options and purchase put and call options that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market.

WRITING CALL AND PUT OPTIONS. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period.

A call option written by an underlying fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and securities in a segregated account with its custodian bank. A put option written by the fund is "covered" if the fund maintains cash and securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the purchaser of the option may exercise the option by an exercise notice to the writer at any time prior to the termination of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security to the purchaser of the option. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security from the purchaser of the option at the exercise price, which will usually exceed the market value of the underlying security. If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" at that time by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the underlying fund.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, a closing transaction allows a fund to write another covered put option. Effecting a closing transaction also allows the subject to the option to be used for other Fund investments and/or any cash or other liquid assets that are segregated to provide cover for the option to be no longer segregated. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless to the purchaser and the fund's gain will be the premium received. If the market price of the underlying security declines or otherwise is below the exercise price. The fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from writing the put options minus the amount by which the market price of the security is below the exercise price.

BUYING CALL AND PUT OPTIONS. Certain of the underlying funds may buy call and put options. Prior to its expiration, a call or put option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

The underlying fund, for example, may buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. The underlying fund may sell a put option of the same series it has previously purchased prior to the sale of the security underlying the option. The sale of the put option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option previously purchased. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the underlying fund must buy or has the right to sell, under the put option.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Certain of the underlying funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

When the underlying fund writes an option on a stock index, it will establish a segregated account with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER (OTC) OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options which trade in the over-the-counter market. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is the risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid a premium in advance by the dealer.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the underlying fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the underlying fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

FORWARD CONVERSIONS. Certain of the underlying funds may engage in forward conversions. In a forward conversion, the underlying fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security.

The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the fund's total return if the conversion is terminated prior to the expiration date of the option. In such event, the fund's return on forward conversions may be greater or less than it would have been if it had hedged the security only by purchasing put options.

FORWARD CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES CONTRACTS. Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

An underlying fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the fund's investment manager (or sub-adviser) determines that there is a pattern of correlation between the two currencies. Certain of the underlying funds may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a fund's portfolio. The fund's custodian will place cash or securities into a segregated account of each fund in an amount equal to the value of the fund's total assets committed to the forward foreign currency exchange contracts requiring each fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate these contracts. In such event, a fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While an underlying fund may enter into forward contracts to reduce currency exchange rate risks, transactions in forward contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause a fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON. Certain of the underlying funds will also engage in futures contracts on foreign currencies and related options transactions. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The underlying funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment manager (or sub-adviser) believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which each fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each fund's foreign assets.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options on foreign currencies. The underlying funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the underlying fund may purchase call options on currency for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the fund's portfolio.

A call option written by a fund obligates the fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the fund would obligate the fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. This purchase is referred to as "closing purchase transaction." The fund would also be able to enter into a closing sale transaction in order to realize a gain or minimize a loss on an option purchased by the fund.

The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the fund's position.

The underlying fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated (protective puts). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency. Foreign currency options to be written or purchased by the fund will be traded on U.S. or foreign exchanges or over-the-counter.

Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

FOREIGN CURRENCY SWAPS. Some underlying funds may participate in currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into swaps on a net basis. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from S&P or P-1 from Moody's, or are of equal credit quality.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, certain underlying funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the underlying fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of an underlying fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the underlying fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to an underlying fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that an underlying fund is engaging in proxy hedging. If an underlying fund enters into a currency hedging transaction, the underlying fund will comply with the asset segregation requirement.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in an underlying fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the underlying fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Securities which are acquired by an underlying fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the underlying fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Investments by the underlying funds in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

FOREIGN CURRENCY FLUCTUATIONS. Because certain of the underlying funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the underlying funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

EMERGING MARKETS. Investments in companies domiciled in emerging countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the underlying fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which certain underlying funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve risks of nationalization, expropriation and confiscatory taxation. In the event of expropriation, an underlying fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the funds' net asset value.

Certain emerging countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Foreign exchange restrictions may limit the ability of foreign investors to repatriate their profits. Further, accounting standards that exist in developing countries may differ from U.S. standards.

Governments in certain emerging countries may require that a governmental or quasi-governmental authority act as a custodian of the underlying fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts
(EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities. For purposes of their investment policies, the underlying funds will consider their investments in depositary receipts to be investments in the underlying securities.

FUTURES TRANSACTIONS  Certain of the underlying funds may purchase or sell
(i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock and bond index futures contracts; and (v) options on stock and bond index futures contracts (collectively, "Futures Transactions"). These underlying funds may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an underlying fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars or a security denominated in such currency that the fund has acquired or expects to acquire.

To the extent an underlying fund enters into a futures contract, it will deposit in a segregated account with its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay to the futures commission merchant an amount equal to such change in value. In the event the fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variation margins.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While each underlying fund's futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give an underlying fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currency, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

INTEREST RATE FUTURES AND OPTIONS. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

An underlying fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

For example, the underlying fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. Certain of the underlying funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. Certain of the underlying funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The underlying fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. Certain of the underlying funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. Certain of the underlying funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the underlying funds or which are not currently available but that may be developed, to the extent such opportunities are both consistent with the underlying fund's investment goals and legally permissible for the fund.

RISK FACTORS AND CONSIDERATIONS REGARDING OPTIONS, FUTURES AND OPTIONS ON FUTURES. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. There are, however, risks involved in these transactions.

With respect to an underlying fund's hedging strategies, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the underlying fund's investment manager is not successful in employing such instruments in managing the fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, the fund will pay commissions and other costs in connection with the investments, which may increase the fund's expenses and reduce the return. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities or foreign currency exposure.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. If a covered call option writer cannot effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange of the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In the case of futures, the CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

ILLIQUID SECURITIES The underlying funds have certain limits on their investments in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the underlying fund has valued the instrument. Subject to this limitation, the boards of certain underlying funds have authorized investment in certain restricted securities where such investment is consistent with the fund's investment goals and have authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If an underlying fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the underlying fund had only held unrestricted securities.

RULE 144A SECURITIES. In addition to other privately placed unregistered securities, certain underlying funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

INTEREST RATE SWAPS. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

INVESTMENT COMPANY SECURITIES Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each of the underlying funds may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value the total assets of each of Franklin Growth Fund, Franklin Capital Growth Fund, Franklin Flex Cap Growth Fund and Franklin Income Fund, and may not exceed 33 1/3% of the total assets of Mutual Shares Fund (although the fund does intend to exceed 5% presently) and Templeton Growth Fund, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 102% of the market value of the loaned securities (but 100% for Franklin Capital Growth Fund, Franklin Flex Cap Growth Fund and Mutual Shares Fund) and, for Templeton Growth Fund, 105% for loaned securities issued outside the U.S.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each underlying fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of directors or trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The underlying funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the underlying funds may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SHORT-SELLING In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

The underlying fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short.

TEMPORARY INVESTMENTS When an underlying fund's manager believes market or economic conditions are unfavorable for investors, the manager of the underlying fund may invest up to 100% of the underlying fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the underlying fund normally invests, or economies of the states or countries where the underlying fund invests.

Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and the underlying fund's other investment policies and restrictions, the underlying fund's manager also may invest the underlying fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager of the underlying fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

The following applies to the Franklin Templeton Perspectives Allocation Fund's underlying funds:

BIOTECHNOLOGY COMPANIES Certain of the underlying funds may invest in securities of biotechnology companies. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of the underlying funds may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an instrument in an underlying fund may fluctuate significantly over relatively short periods of time.

INTEREST RATE SWAPS Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

PRIVATE INVESTMENTS Consistent with its investment goals and policies, an underlying fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. An underlying fund will generally treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. An underlying fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the underlying fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS An underlying fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate-related investments.

An underlying fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS Certain underlying funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The underlying fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which certain underlying funds may invest in Reorganizing Companies, no underlying fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the underlying fund's investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described herein.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust have a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper, Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT
      Auditor: PricewaterhouseCoopers, LLP,; LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT TRUSTEES COUNSEL: Bleakley,
      Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co, and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Trust B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o   The recipient agrees not to trade on the nonpublic information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Trust's portfolio holdings release policy has been initially reviewed and approved by the Funds' Board of Trustees and any material amendments shall also be reviewed and approved by the Board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


Franklin Templeton Fund Allocator Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------

                                   NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN      OTHER
 NAME, AGE               OF TIME   BY BOARD   DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*      HELD
-----------------------------------------------------------------
Frank H.      Trustee      Since     113       None
Abbott, III                1995
(84)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------

Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (72)                1995                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1995
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Edith E.      Trustee      Since     98        Director,
Holiday (53)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium);
                                               Canadian
                                               National Railway
                                               (railroad); and
                                               White Mountains
                                               Insurance Group
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     115       Director, The
LaHaye (75)                1995                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     142       Director, Martek
Macklin (76)               1995                Biosciences
One Franklin                                   Corporation,
Parkway                                        MedImmune, Inc.
San Mateo,                                     (biotechnology),
CA 94403-1906                                  and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX
                          LENGTH   OVERSEEN     OTHER
 NAME, AGE               OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS  POSITION    SERVED    MEMBER*     HELD
-----------------------------------------------------------------
**Charles B.  Trustee and  Since     142       None
Johnson (72)  Chairman of  1995
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   125       None
Johnson, Jr.  President    since
(64)          and Chief    1995,
One Franklin  Executive    and
Parkway       Officer      President
San Mateo,    -Investment  and
CA 94403-1906 Management   Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       Not Applicable
Burns (60)    President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   July 2004 Applicable
(52)          Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       Not Applicable
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  Not
Gambill (57)  President     2002                      Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       Not Applicable
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       Not Applicable
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not       Not Applicable
Magdol (67)   President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary
Trust Company International; Director, FTI Banque, Arch
Chemicals, Inc. and Lingnan Foundation; and officer and/or
director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       Not Applicable
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       Not Applicable
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $130 per quarter plus $110 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to each Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.



                                                       NUMBER OF
                                      TOTAL FEES       BOARDS IN
                       TOTAL FEES   RECEIVED FROM      FRANKLIN
                        RECEIVED      FRANKLIN        TEMPLETON
                        FROM THE      TEMPLETON       INVESTMENTS
NAME                     TRUST/1    INVESTMENTS/2      ON WHICH
                           ($)          ($)          EACH SERVES/3
----------------------------------------------------------------------
Frank H. Abbott, III       787          181,601            27
Harris J. Ashton           816          370,100            46
S. Joseph Fortunato        773          372,100            47
Edith E. Holiday         1,421          360,527            33
Frank W.T. LaHaye          812          183,598            29
Gordon S. Macklin          793          368,101            46

1. For the fiscal year ended December 31, 2004.
2. For the calendar year ended December 31, 2004.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                    AGGREGATE
                                                  DOLLAR RANGE OF
                                                EQUITY SECURITIES IN
                                                 ALL FUNDS OVERSEEN
                              DOLLAR RANGE OF      BY THE BOARD
                            EQUITY SECURITIES      MEMBER IN THE
 NAME OF                      IN EACH FUND     FRANKLIN TEMPLETON
 BOARD MEMBER                                   FUND COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None           Over $100,000
Harris J. Ashton                   None           Over $100,000
S. Joseph Fortunato                None           Over $100,000

Edith E. Holiday                   None           Over $100,000
Frank W.T. LaHaye                  None           Over $100,000
Gordon S. Macklin                  None           Over $100,000


INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                   AGGREGATE
                                                 DOLLAR RANGE OF
                                               EQUITY SECURITIES IN
                                               ALL FUNDS OVERSEEN
                              DOLLAR RANGE OF      BY THE BOARD
                            EQUITY SECURITIES      MEMBER IN THE
 NAME OF                      IN EACH FUND     FRANKLIN TEMPLETON
 BOARD MEMBER                                   FUND COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
Rupert H. Johnson, Jr.            None           Over $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ended December 31, 2004, the Audit Committee met 6 times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Fund has adopted the Proxy Voting Policies and Procedures of Franklin Advisers, Inc. (Advisers), which has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the Proxy Group), an affiliate and wholly-owned subsidiary of Franklin Resources, Inc.

To assist it in analyzing proxies, Advisers subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, Advisers subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Advisers does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of Advisers' ultimate decision. Advisers votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors, trustees and employees of the Fund, Advisers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders.

All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of Advisers on any issue is a factor which Advisers considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Advisers will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

ADVISERS' PROXY VOTING POLICIES AND PRINCIPLES Advisers has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and Advisers cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. Advisers supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Advisers will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Advisers may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Advisers will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, Advisers will closely scrutinize the role and performance of auditors. On a case-by-case basis, Advisers will examine proposals relating to non-audit relationships and non-audit fees. Advisers will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. Advisers evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. Advisers will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Advisers will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Advisers will generally oppose "golden parachutes" that are considered to be excessive. Advisers will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. Advisers will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. Advisers generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, Advisers may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. Advisers generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. Advisers will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. Advisers generally opposes any supermajority voting requirements as well as the payment of "greenmail." Advisers generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. Advisers will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. Advisers will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Advisers will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. Advisers will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. Advisers will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, Advisers must be more flexible in these instances and must be mindful of the varied market practices of each region.

Advisers will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Advisers cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. Advisers may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ADMINISTRATIVE SERVICES
-------------------------------------------------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries, and is an affiliate of the Fund's principal underwriter. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Each Fund and its principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


For the period August 15, 2003 (inception date) to July 31, 2004, and for the period August 1, 2004 to December 31, 2004, the Corefolio and Founding Funds paid FT Services the following administration fees:

                              ADMINISTRATION FEES PAID ($)
                              August 15, 2003  August 1, 2004
                              to July          to December
                              31, 2004/1       31, 2004
----------------------------------------------------------
COREFOLIO                         O            140,355
FOUNDING FUNDS                    0            997,165

1. Administration fees for Corefolio and Funding Funds before any advance waiver totaled $112,500 and $718,312, respectively. Under an agreement by the Administrator to waive its fees, the Funds paid no administration fees.

For the period August 2, 2004 (inception date) to December 31, 2004, the Perspectives Fund paid FT Services the following administration fees:

                                ADMINISTRATION
                                FEES PAID ($)
-------------------------------------------------
PERSPECTIVES                           0

2. Administration fees for the Perspectives Fund before any advance waiver totaled $3,275. Under an agreement by the Administrator to waive its fees, the Funds paid no administration fees.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' cash, pending investment in shares of the underlying funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The following discussion addresses circumstances where a Fund indirectly purchases securities or engages in certain investment strategies.

The underlying funds' manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the underlying Franklin Templeton funds seeks to obtain "best execution"--the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the underlying funds' manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the underlying funds' manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The underlying funds' manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the underlying funds' manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the underlying funds' manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the underlying funds' manager in carrying out its overall responsibilities to its clients.


It is not possible to place an accurate dollar value on the special execution or on the research services the underlying funds' manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the underlying funds' manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the underlying funds manager's research activities in providing investment advice to the Fund.


As long as it is lawful and appropriate to do so, the underlying funds' manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the underlying funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the underlying funds, any portfolio securities tendered by the underlying funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the underlying funds' manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the underlying funds and one or more other investment companies or clients supervised by the underlying funds' manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the underlying funds' manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the underlying funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the underlying funds.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

THE FOLLOWING RULES APPLY TO THE UNDERLYING FUNDS, AND BY EXTENSION TO THE COREFOLIO, FOUNDING FUNDS, AND PERSPECTIVES FUNDS AND THEIR SHAREHOLDERS.

MULTICLASS DISTRIBUTIONS The underlying funds calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share paid by the underlying funds to the Funds, and, in turn, by the Funds to you, will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund invests primarily in a combination of Franklin Templeton funds (underlying funds), but may also invest directly in the types of securities that these underlying funds invest. The underlying funds receive income generally in the form of dividends and interest on their investments. This income, together with any income earned on direct investments, less expenses incurred in the operation of a Fund, constitutes each Fund's net investment income. This net investment income is used to pay dividends to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section for more information on qualified, interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS The underlying funds may realize capital gains and losses in connection with sales of their portfolio securities. Any net capital gains may be distributed by the underlying funds to each Fund as a capital gain distribution. A Fund may also derive capital gains and losses in connection with sales of shares in the underlying funds, or from sales of shares directly held. These gains and losses are combined within each Fund into net short-term and net long-term capital gains and losses. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of your Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.


INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the underlying fund's investments in foreign securities, and by extension, to each Fund's investment in shares of the underlying funds.


EFFECT OF FOREIGN WITHHOLDING TAXES. An underlying fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These taxes will decrease the amount of income available for distribution to a Fund, and, in turn, could reduce a Fund's income dividends paid to you.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the underlying funds. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to each Allocator Fund as ordinary income, and any losses reduce an underlying fund's ordinary income otherwise available for distribution to a Fund. THIS TREATMENT COULD INCREASE OR DECREASE AN ALLOCATOR FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. An underlying fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each underlying fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that an underlying fund is required to distribute, even though it has not sold the securities. These gains and losses may affect the ordinary income of a Fund that would be available for distribution to you. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income, qualified interest income, designated short-term capital gain dividends or capital gain dividends (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Allocator Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


Fund shareholders should be aware that these wash sale rules apply as well to each Fund's investment in its underlying funds. To the extent that an Allocator Fund buys additional shares in an underlying fund within 30 days before or after the sale of these shares, any loss on the sale will be disallowed and added to the Fund's basis in the new shares. These rules may reduce the amount of losses on a Fund's sale of shares in the underlying funds that otherwise would be available to offset capital gains on the sale of these or other shares.


NON-U.S. INVESTORS. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a fund to non-U.S. investors. Capital gain distributions paid by a fund from net long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from this withholding tax dividends paid by a fund from interest income and net short-term capital gains to the extent that such income would be exempt if earned directly by the non-U.S. investor. Thus, capital gain distributions paid out of net long-term capital gains, and ordinary income dividends paid out of net short-term capital gains (other than certain gains realized on the disposition of U.S. real property interests) are not subject to U.S. tax withholding unless one of the following conditions apply:

o the gain is effectively connected with the conduct of a trade or business in the United States,
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, or
o as a non-U.S. investor, you have failed to meet your non-U.S. tax certification requirements, and are therefore subject to backup withholding.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general: 1) bank deposit interest, 2) short-term original issue discount
(OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company. Payments of U.S.-sourced interest that are effectively connected with a U.S. trade or business are not allowed this exemption.

Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

These interest-related and short-term capital gain dividend withholding tax exemptions apply to dividends paid by an underlying fund to a Fund, and, in turn, to dividends paid by your Fund to you. They are effective for dividends paid with respect to income earned in the fiscal year of the Fund beginning August 1, 2005 and ending at the end of its fiscal year 2008 on July 31 of that year.


The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in an Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.


BACKUP WITHHOLDING By law, a fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. It is anticipated, however, that no portion of a Fund's distributions to you will qualify for exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the underlying funds invest in direct obligations of the U.S. government, a Fund does so only indirectly by investing in its underlying funds.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by an underlying fund to a Fund, and, in turn, by the Fund to you, may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o   dividends paid by DOMESTIC corporations, and
o   dividends paid by qualified FOREIGN corporations, including:
      -   corporations incorporated in a possession of the U.S.,
      - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
      - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a fund on debt securities generally will not qualify for this favorable tax treatment.


Both a fund and the investor must meet certain holding period requirements to qualify fund dividends for this treatment. Specifically, the underlying fund must hold its investment in the stock, and the Fund must hold its investment in the underlying fund for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Allocator Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.


While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each underlying fund and each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.


INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under "Non-U.S. investors" for more information on these dividends.


SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income and the reduced rate of taxation of long-term capital gains were adopted as part of the 2003 Tax Act, and are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset in taxable years beginning in 2008, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, it is anticipated that a portion of the dividends paid by an underlying fund to each Fund, and, in turn, by the Fund to you, will qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. To the extent that each Fund designates its dividends as qualifying for this deduction, you may be allowed to deduct these dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The underlying funds may invest in complex securities that could require a Fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses its recognizes. These rules could have the following effects:

o They could determine whether gains and losses recognized by the underlying funds are treated as ordinary income or capital gain,


o They could accelerate the recognition of income to the underlying fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions), and


o They could defer the underlying Franklin Templeton fund's ability to recognize losses.

These rules could affect the amount, timing and/or tax character of income realized by an underlying fund and distributed to a Fund. In turn, they could affect the amount, timing and/or character of income distributed to you by your Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Funds are diversified series of Franklin Templeton Fund Allocator Series, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 2, 1995, and is registered with the SEC.


The Corefolio and Founding Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Perspectives Fund currently offers four classes of shares, Class A., Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:


o   Franklin Templeton Founding Funds Allocation Fund - Class A
o   Franklin Templeton Founding Funds Allocation Fund - Class B
o   Franklin Templeton Founding Funds Allocation Fund - Class C
o   Franklin Templeton Founding Funds Allocation Fund - Class R
o   Franklin Templeton Founding Funds Allocation Fund - Advisor Class

o   Franklin Templeton Corefolio Allocation Fund - Class A
o   Franklin Templeton Corefolio Allocation Fund - Class B
o   Franklin Templeton Corefolio Allocation Fund - Class C
o   Franklin Templeton Corefolio Allocation Fund - Class R
o   Franklin Templeton Corefolio Allocation Fund - Advisor Class

o   Franklin Templeton Perspectives Allocation Fund - Class A
o   Franklin Templeton Perspectives Allocation Fund - Class C
o   Franklin Templeton Perspectives Allocation Fund - Class R
o   Franklin Templeton Perspectives Allocation Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 1, 2005, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------
COREFOLIO ALLOCATION FUND

FTB&T Cust for the Rollover IRA       Class R           24.28
of
Christita Fry
36 Pleasant Hill Road
Succasunna, NJ 07876-2016

FTB&T Cust for the Rollover IRA       Class R            5.96
of
Joyce E. Jarboe
182 Walnut Grove Drive
Centerville, OH 45458-4154

FTB&T Cust for the Rollover IRA       Class R            6.92
of
Fulvio A. Fidel
147 A Heritage Hls
Somers, NY  10589-1117

FTB&T Cust for the Rollover IRA    Advisor Class         9.41
of
Ronald C. Mayer
P.O. Box 402594
Miami Beach, FL 33140-0594

Raymond James Assoc Inc.           Advisor Class         5.06
FBO Banwell IRA
BIN 73524587
880 Carillon Prkwy
St Petersburg, FL 33716

Pershing LLC                       Advisor Class        16.56
P.O. Box 2052
Jersey City, NJ 07303-9998

FOUNDING FUNDS ALLOCATION FUND
H Duane Kinzer                        Class R            6.51
Trst Century Inc Profit Sharing
Plan
27 E. Baltimore Street
P.O. Box 277
Greencastle, PA 17225-0277

MCB Trust Services as Cust FBO        Class R            8.74
Isaacson Structural Steel, Inc.
700 17th St Ste. 300
Denver, CO  80202-3531

FTB&T Cust for the Rollover IRA    Advisor Class         7.20
of
Marilyn L. Pittsley
2237 Abby Ct
Davison, MI  48423-8387

PERSPECTIVES ALLOCATION FUND

FTB&T Cust for the Rollover IRA       Class R            7.75
of
Andre E. Goodson
1833 Myrtle Ave
Plainfield, NJ  07063-1017

A.G. Edwards Sons, Inc. FBO           Class R            8.88
Gary Corbin
Gretchen Corbin TTEE
A C 0689-157432
One North Jefferson
St. Louis, MO  63103-2287

FTB&T Cust for the Rollover IRA       Class R           16.78
of
Lon Wilson
1020 Grand Concourse Apt 15X
Bronx, NY  10451-2615

FTB&T Cust for the Rollover IRA       Class R           19.41
of
Errol V. Marshall
15 Applewood Rd
Bloomfield, CT  06002-1813

FTB&T Cust for the Rollover IRA       Class R           14.00
of
Paul J. Malatesta
651 N. Wales Rd
North Wales, PA  19454-2669

LPL Financial Services             Advisor Class        12.51
AC 5306-1852
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class        14.74
AC 8003-2575
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class        19.22
AC 8003-2578
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class         9.61
AC 8002-3398
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services             Advisor Class        13.83
AC 1117-8170
9785 Towne Centre Drive
San Diego, CA  92121-1968

Joan Joyce Lakocy                  Advisor Class         6.36
2976 Marsh Ave
Sheldon, IA  51201-8080



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Funds. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to a Fund at a later date. These sub-accounts may be registered either by name or number. A Fund's investment minimums apply to each sub-account. A Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the
prospectus.   Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Funds' Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect. The average annual total returns before taxes for the indicated periods ended December 31, 2004, were:

                                               SINCE
                                             INCEPTION
ADVISOR CLASS                    1 YEAR      (8/15/03)
                                   (%)          (%)
--------------------------------------------------------
Founding Funds Allocation         14.04        19.24
Fund
Corfolio Allocation Fund          11.98        17.12


The following SEC formula was used to calculate these figures:


                                       n
                                 P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return
(pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

                                              SINCE
                                             INCEPTION
ADVISOR CLASS                    1 YEAR      (8/15/03)
                                   (%)          (%)
--------------------------------------------------------
Founding Funds Allocation         13.43        18.62
Fund
Corfolio Allocation Fund          11.80        16.89


The following SEC formula was used to calculate these figures:


                                      n
                                P(1+T)  = ATV
                                             D

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV  =  ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return
(post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2004, were:

                                               SINCE
                                             INCEPTION
ADVISOR CLASS                    1 YEAR     (8/15/03)
                                   (%)         (%)
--------------------------------------------------------
Founding Funds Allocation          9.51        16.23
Fund
Corfolio Allocation Fund           8.02        14.60


The following SEC formula was used to calculate these figures:


                                      n
                                P(1+T)  = ATV
                                             DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV   =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


The cumulative total returns for the indicated periods ended 2004 December 31, 2004, were:


                                              SINCE
                                            INCEPTION
ADVISOR CLASS                     1 YEAR    (8/15/03)
                                    (%)        (%)
--------------------------------------------------------
Founding Funds Allocation         14.04        27.44
Fund
Corfolio Allocation Fund          11.98        24.32



                                               SINCE
                                             INCEPTION
                               1 YEAR        (8/2/04)
                                 (%)           (%)
--------------------------------------------------------
Perspectives Allocation Fund     --           13.01%


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, JPMorgan Chase & Co., Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Citigroup Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Citigroup Composite High-Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.


o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley or a similar financial organization.


o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Citigroup, JPMorgan and Morgan Stanley).


o The major industries located in various jurisdictions as published by Morgan Stanley.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o  Quotations from the Templeton organization's founder, Sir John
   Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $399 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.




                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             FILE NOS. 811-07851 &
                                   333-13601

                                   FORM N-1A

                                    PART C
                               OTHER INFORMATION

ITEM 22.   EXHIBITS.

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 18, 1995
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

           (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

          (iii) Certificate of Amendment of Agreement and
                Declaration of Trust of Franklin Templeton Fund Allocator Series dated July 19, 2001
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (iv) Certificate of Trust dated September 18, 1995
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

           (v) Certificate of Amendment to the Certificate of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

      (b)  By-Laws

           (i)  By-Laws
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

          (ii) Amendment dated October 10, 2002 to the Bylaws of Franklin Templeton Fund Allocator Series
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

          (iii) Amendment dated May 12, 2004 to the Bylaws of Franklin Templeton Fund Allocator Series

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Investment Advisory and Asset Allocation Agreement between Registrant and Franklin Advisers, Inc. dated November 19, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

         (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York
                Filing: Post-Effective Amendment No. 3 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

          (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (iv) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (v) Amendment dated November 11, 2004 to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

           (vi) Amended and Restated Foreign Custody Manager Agreement between Registrant and Bank of New York made as of May 16, 2001
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

          (vii) Amendment dated November 11, 2004 to Schedule 1 of the Foreign Custody Manager Agreement

         (viii) Amendment dated November 8, 2004 to Schedule 2 of the Foreign Custody Manager Agreement

           (ix) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: June 30, 1997

      (h)  Other Material Contracts

           (i) Administration Agreement between Registrant and Franklin Templeton Services, LLC dated January 1, 2001
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (ii) Fund Administration Agreement between Registrant, on behalf of Franklin Templeton Founding Funds Allocation Fund, and Franklin Templeton Services, LLC dated August 15, 2003
                Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 30, 2003

          (iii) Fund Administration Agreement between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund, and Franklin Templeton Services, LLC dated August 15, 2003
                Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 30, 2003

           (iv) Fund Administration Agreement between Registrant, on behalf of Franklin Templeton Perspectives Allocation Fund, and Franklin Templeton Services, LLC dated August 2, 2004
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated September 15, 1998
                Filing: Post-Effective Amendment No. 3 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i) Subscription Agreement between Registrant and Franklin Resources, Inc. dated December 19, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

          (ii) Subscription Agreement between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund, and Franklin Resources, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

         (iii) Subscription Agreement between Registrant, on behalf of Franklin Templeton Founding Funds Allocation Fund, and Franklin Resources, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (iv) Subscription Agreement between Registrant, on behalf of Franklin Templeton Perspectives Allocation Fund, and Franklin
                Resources, Inc. dated August 2, 2004
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

      (m)  Rule 12b-1 Plan

           (i) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund and Franklin/Templeton Distributors, Inc. dated December 31, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

          (ii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/ Templeton Distributors, Inc. dated December 1, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (iii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

          (iv) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/Templeton Distributors, Inc. dated January 1, 2002
                Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 19, 2001

           (v) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated
                August 15 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

           (vi) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated
                August 15, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

         (vii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

         (viii) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated
                August 15, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (ix) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Perspectives Allocation Fund and Franklin/Templeton Distributors, Inc. dated August 2, 2004
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

          (x) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Perspectives Allocation Fund and Franklin/Templeton Distributors, Inc. dated August 2, 2004
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

           (xi) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Perspectives Allocation Fund, and Franklin/Templeton Distributors, Inc. dated August 2, 2004
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

       (n) Rule 18f-3 Plan

           (i) Multiple Class Plan for Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund dated July 17, 2003
                Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 30, 2003

          (ii) Multiple Class Plan for Franklin Templeton Conservative Target Fund, Franklin Templeton Growth Target Fund and Franklin Templeton Moderate Target Fund dated
                November 18, 2003
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (iii) Multiple Class Plan for Franklin Templeton Perspectives Allocation Fund dated July 15, 2004
                Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

      (p)  Code of Ethics

           (i)  Code of Ethics dated December, 2004

      (q)  Power of Attorney

           (i)  Power of Attorney dated May 12, 2004
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

ITEM 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

           None

ITEM 24.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please  see  the  Declaration  of  Trust,  By-Laws,   Management  Agreement  and
Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 25.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), the Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 26.   PRINCIPAL UNDERWRITERS

(a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

(b) The information required by this Item 26 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 27.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 28.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29.   UNDERTAKINGS

      Not Applicable

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of February, 2005.

                               FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                               (Registrant)

                               By:
                                    /s/ DAVID P. GOSS
                                    David P. Goss
                                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


RUPERT H. JOHNSON, JR.*          Trustee and Chief Executive
Rupert H. Johnson, Jr.           Officer-Investment Management
                                 Dated: February 24, 2005

JIMMY D. GAMBILL*                Chief Executive Officer-Finance and
Jimmy D. Gambill                 Administration
                                 Dated: February 24, 2005

GALEN VETTER*                    Chief Financial Officer
Galen Vetter                     Dated: February 24, 2005

FRANK H. ABBOTT III*             Trustee
Frank H. Abbott III              Dated: February 24, 2005

HARRIS J. ASHTON*                Trustee
Harris J. Ashton                 Dated: February 24, 2005

S. JOSEPH FORTUNATO*             Trustee
S. Joseph Fortunato              Dated: February 24, 2005

EDITH E. HOLIDAY*                Trustee
Edith E. Holiday                 Dated: February 24, 2005

CHARLES B. JOHNSON*              Trustee
Charles B. Johnson               Dated: February 24, 2005

FRANK W.T. LAHAYE*               Trustee
Frank W.T. LaHaye                Dated: February 24, 2005

GORDON S. MACKLIN*               Trustee
Gordon S. Macklin                Dated: February 24, 2005


*By:
      /s/ DAVID P. GOSS
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)


                      FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                            REGISTRATION STATEMENT
                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                         LOCATION

EX-99.(a)(i)        Agreement and Declaration of          *
                    Trust of Franklin Templeton Fund
                    Manager dated September 18, 1995

EX-99.(a)(ii)       Certificate of Amendment of           *
                    Agreement and Declaration of
                    Trust of Franklin Templeton Fund
                    Manager dated September 17, 1996

EX-99.(a)(iii)      Certificate of Amendment of           *
                    Agreement and Declaration of
                    Trust of Franklin Templeton Fund
                    Allocator Series dated July 19,
                    2001

EX-99.(a)(iv)       Certificate of Trust dated            *
                    September 18, 1995

EX-99.(a)(v)        Certificate of Amendment to the       *
                    Certificate of Trust of Franklin
                    Templeton Fund Manager dated
                    September 17, 1996

EX-99.(b)(i)        By-Laws                               *

EX-99.(b)(ii)       Amendment dated October 10, 2002      *
                    to the Bylaws of Franklin
                    Templeton Fund Allocator Series

EX-99.(b)(iii)      Amendment dated May 12, 2004 to       Attached
                    the Bylaws of Franklin Templeton
                    Fund Allocator Series

EX-99.(d)(i)        Investment Advisory and Asset         *
                    Allocation Agreement between
                    Registrant and Franklin
                    Advisers, Inc. dated November
                    19, 1996

EX-99.(e)(i)        Amended and Restated                  *
                    Distribution Agreement between
                    Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated October 31, 2000

EX-99.(e)(ii)       Forms of Dealer Agreements            *
                    between Franklin/Templeton
                    Distributors, Inc. and
                    Securities Dealers dated
                    November 1, 2003

EX-99.(g)(i)        Master Custody Agreement between      *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to        *
                    Master Custody Agreement between
                    Registrant and Bank of New York

EX-99.(g)(iii)      Amendment dated February 27,          *
                    1998 to Master Custody Agreement
                    between Registrant and Bank of
                    New York

EX-99.(g)(iv)       Amendment dated May 16, 2001 to       *
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(v)        Amendment dated November 11,          Attached
                    2004 to Exhibit A of the Master
                    Custody Agreement between the
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(vi)       Amended and Restated Foreign          *
                    Custody Manager Agreement
                    between Registrant and Bank of
                    New York made as of May 16, 2001

EX-99.(g)(vii)      Amendment dated November 11,          Attached
                    2004 to Schedule 1 of the
                    Foreign Custody Manager Agreement

EX-99.(g)(viii)     Amendment dated November 8, 2004      Attached
                    to Schedule 2 of the Foreign
                    Custody Manager Agreement

EX-99.(g)(ix)       Terminal Link Agreement between       *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(h)(i)        Administration Agreement between      *
                    Registrant and Franklin
                    Templeton Services, LLC dated
                    January 1, 2001

EX-99.(h)(ii)       Fund Administration Agreement         *
                    between Registrant, on behalf of
                    Franklin Templeton Founding
                    Funds Allocation Fund, and
                    Franklin Templeton Services, LLC
                    dated August 15, 2003

EX-99.(h)(iii)      Fund Administration Agreement         *
                    between Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund, and Franklin
                    Templeton Services, LLC dated
                    August 15 2003

EX-99.(h)(iv)       Fund Administration Agreement         *
                    between Registrant, on behalf of
                    Franklin Templeton Perspectives
                    Allocation Fund, and Franklin
                    Templeton Services, LLC dated
                    August 2, 2004

EX-99.(i)(i)        Opinion and Consent of Counsel        *
                    dated September 15, 1998

EX-99.(j)(i)        Consent of Independent                Attached
                    Registered Public Accounting Firm

EX-99.(l)(i)        Subscription Agreement between        *
                    Registrant and Franklin
                    Resources, Inc. dated December
                    19, 1996

EX-99.(l)(ii)       Subscription Agreement between        *
                    Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund and Franklin
                    Resources, Inc. dated August 15,
                    2003`

EX-99.(l)(iii)      Subscription Agreement between        *
                    Registrant, on behalf of
                    Franklin Templeton Founding
                    Funds Allocation Fund and
                    Franklin Resources, Inc. dated
                    August 15, 2003

EX-99.(l)(iv)       Subscription Agreement between        *
                    Registrant, on behalf of
                    Franklin Templeton Perspectives
                    Allocation Fund, and Franklin
                    Resources, Inc. dated August 2,
                    2004

EX-99.(m)(i)        Class A Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Conservative
                    Target Fund, Franklin Templeton
                    Moderate Target Fund and
                    Franklin Templeton Growth Target
                    Fund, and Franklin/Templeton
                    Distributors, Inc. dated
                    December 31, 1996

EX-99.(m)(ii)       Class B Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Conservative
                    Target Fund, Franklin Templeton
                    Moderate Target Fund and
                    Franklin Templeton Growth Target
                    Fund, and Franklin/Templeton
                    Distributors, Inc. dated
                    December 1, 2003

EX-99.(m)(iii)      Class C Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Conservative
                    Target Fund, Franklin Templeton
                    Moderate Target Fund and
                    Franklin Templeton Growth Target
                    Fund, and Franklin/Templeton
                    Distributors, Inc. dated October
                    31, 2000

EX-99.(m)(iv)       Class R Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Conservative
                    Target Fund, Franklin Templeton
                    Moderate Target Fund and
                    Franklin Templeton Growth Target
                    Fund, and Franklin/Templeton
                    Distributors, Inc. dated January
                    1, 2002

EX-.99.(m)(v)       Class A Distribution Plan            *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund and Franklin
                    Templeton Founding Funds
                    Allocation Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated
                    August 15 2003

EX-99.(m)(vi)       Class B Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund and Franklin
                    Templeton Founding Funds
                    Allocation Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated
                    August 15, 2003

EX-99.(m)(vii)      Class C Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund and Franklin
                    Templeton Founding Funds
                    Allocation Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 15, 2003

EX-.99.(m)(viii)    Class R Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund and Franklin
                    Templeton Founding Funds
                    Allocation Fund and
                    Franklin/Templeton Distributors,
                    Inc. dated August 15, 2003

EX-.99.(m)(ix)      Class A Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Perspectives
                    Allocation Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 2, 2004

EX-.99.(m)(x)       Class C Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Perspectives
                    Allocation Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 2, 2004

EX-.99.(m)(xi)      Class R Distribution Plan             *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of
                    Franklin Templeton Perspectives
                    Allocation Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 2, 2004

EX-99.(n)(i)        Multiple Class Plan for Franklin      *
                    Templeton Corefolio Allocation
                    Fund and Franklin Templeton
                    Founding Funds Allocation Fund
                    dated July 17, 2003

EX-99.(n)(ii)       Multiple Class Plan for Franklin      *
                    Templeton Conservative Target
                    Fund, Franklin Templeton Growth
                    Target Fund and Franklin
                    Templeton Moderate Target Fund
                    dated November 18, 2003

EX-99.(n)(iii)      Multiple Class Plan for Franklin      *
                    Templeton Perspectives
                    Allocation Fund dated July 15,
                    2004

EX-99.(p)(i)        Code of Ethics dated December,        Attached
                    2004

EX-99.(q)(i)        Power of Attorney dated May 12,       *
                    2004


* Incorporated by Reference